Commonwealth Annuity and Life Insurance Company

Commonwealth Annuity Separate Account A

Financial Statements

December 31, 2024

Commonwealth Annuity and Life Insurance Company

Commonwealth Annuity Separate Account A

Financial Statements

December 31, 2024

Contents

Report of Independent Registered Public Accounting Firm	SA-1

Audited Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Commonwealth Annuity and Life Insurance Company and

Contract Owners of Commonwealth Annuity Separate Account A

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the underlying funds, which had net assets as of or during the year ended December 31, 2024, listed in Note 1 to the financial statements (the “Sub-Accounts”) of Commonwealth Annuity Separate Account A (the “Separate Account”) of Commonwealth Annuity and Life Insurance Company as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, except for the Sub-Accounts included in the table below; the related statements of operations, statements of changes in net assets, and the financial highlights for the Sub-Accounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising the Separate Account as of December 31, 2024, and the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the four years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Sub-Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Invesco V.I. Conservative Balanced Fund - Series II	For the period from January 1, 2024 through April 26, 2024	For the period from January 1, 2024 through April 26, 2024, and for the year ended December 31, 2023	For the period from January 1, 2024 through April 26, 2024, and for the each of the three years in the period ended December 31, 2023
Invesco V.I. Equity and Income Fund - Series II Shares	For the period from April 26, 2024 through December 31, 2024	For the period from April 26, 2024 through December 31, 2024	For the period from April 26, 2024 through December 31, 2024
Goldman Sachs Global Real Estate Securities Fund - Class A	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024

The financial highlights for the year ended December 31, 2020 were audited by other auditors whose report, dated April 6, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and

Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with each Sub-Account’s fund manager. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 14, 2025

We have served as the auditor of one or more separate accounts of Commonwealth Annuity and Life Insurance Company since 2021.

Commonwealth Annuity Separate Account A

Statements of Net Assets

December 31, 2024

	AB VPS Discovery Value Portfolio	AB VPS International Value Portfolio	AB VPS Small Cap Growth Portfolio	Fidelity VIP Contrafund® Portfolio	Fidelity VIP Disciplined Small Cap Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$543,249	$88,942	$217,635	$4,030,705	$216,286
Net assets	$543,249	$88,942	$217,635	$4,030,705	$216,286

Net assets by category:
Accumulation reserves	$543,249	$88,942	$217,635	$4,030,705	$216,286
Net assets	$543,249	$88,942	$217,635	$4,030,705	$216,286

Units outstanding, December 31, 2024	192,463	116,726	57,235	788,555	64,302

Investments in shares of the Underlying Funds, at cost	$551,063	$86,370	$303,560	$3,025,190	$174,626
Underlying Fund shares held	30,147	5,906	23,055	72,625	11,511

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Net Assets

December 31, 2024

	Fidelity VIP Equity-Income Portfolio	Fidelity VIP Freedom 2015 Portfolio	Fidelity VIP Freedom 2020 Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Freedom 2030 Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$1,690,556	$337,880	$386,771	$694,755	$378,764
Net assets	$1,690,556	$337,880	$386,771	$694,755	$378,764

Net assets by category:
Accumulation reserves	$1,690,556	$337,880	$386,771	$694,755	$378,764
Net assets	$1,690,556	$337,880	$386,771	$694,755	$378,764

Units outstanding, December 31, 2024	513,636	179,064	187,593	305,818	153,229

Investments in shares of the Underlying Funds, at cost	$1,524,682	$377,505	$381,210	$615,309	$321,015
Underlying Fund shares held	66,296	29,665	30,721	43,833	23,280

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Net Assets

December 31, 2024

	Fidelity VIP Freedom 2035 Portfolio	Fidelity VIP Freedom 2040 Portfolio	Fidelity VIP Freedom 2045 Portfolio	Fidelity VIP Freedom 2050 Portfolio	Fidelity VIP Freedom Income Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$427,447	$364,552	$543,091	$338,435	$44,274
Net assets	$427,447	$364,552	$543,091	$338,435	$44,274

Net assets by category:
Accumulation reserves	$427,447	$364,552	$543,091	$338,435	$44,274
Net assets	$427,447	$364,552	$543,091	$338,435	$44,274

Units outstanding, December 31, 2024	152,098	122,029	179,155	110,605	32,808

Investments in shares of the Underlying Funds, at cost	$354,161	$286,590	$448,114	$279,841	$45,555
Underlying Fund shares held	15,487	13,467	19,720	13,608	4,032

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Net Assets

December 31, 2024

	Fidelity VIP Growth Opportunities Portfolio	Fidelity VIP Index 500 Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Overseas Portfolio	Fidelity VIP Strategic Income Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$1,608,319	$4,752,822	$1,347,190	$334,666	$531,168
Net assets	$1,608,319	$4,752,822	$1,347,190	$334,666	$531,168

Net assets by category:
Accumulation reserves	$1,608,319	$4,752,822	$1,347,190	$334,666	$531,168
Net assets	$1,608,319	$4,752,822	$1,347,190	$334,666	$531,168

Units outstanding, December 31, 2024	181,618	939,826	413,580	170,315	367,438

Investments in shares of the Underlying Funds, at cost	$946,038	$2,585,951	$1,314,477	$310,161	$550,358
Underlying Fund shares held	20,016	8,469	37,970	13,307	50,252

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Net Assets

December 31, 2024

	FT VIP Franklin Income VIP Fund	FT VIP Franklin Mutual Global Discovery VIP Fund	FT VIP Franklin Mutual Shares VIP Fund	FT VIP Franklin Small Cap Value VIP Fund	FT VIP Templeton Growth VIP Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$2,047,609	$1,213,158	$305,369	$533,862	$85,328
Net assets	$2,047,609	$1,213,158	$305,369	$533,862	$85,328

Net assets by category:
Accumulation reserves	$2,047,609	$1,213,158	$305,369	$533,862	$85,328
Net assets	$2,047,609	$1,213,158	$305,369	$533,862	$85,328

Units outstanding, December 31, 2024	1,054,716	580,228	163,807	191,958	62,681

Investments in shares of the Underlying Funds, at cost	$2,106,549	$1,240,327	$314,290	$560,218	$82,728
Underlying Fund shares held	142,591	69,165	18,631	37,281	6,837

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Net Assets

December 31, 2024

	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Dynamic Global Equity Fund	Goldman Sachs Global Real Estate Securities Fund	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$563,508	$301,829	$94,206	$701,397	$991,166
Net assets	$563,508	$301,829	$94,206	$701,397	$991,166

Net assets by category:
Accumulation reserves	$563,508	$301,829	$94,206	$701,397	$991,166
Net assets	$563,508	$301,829	$94,206	$701,397	$991,166

Units outstanding, December 31, 2024	373,253	140,407	11,337	411,642	484,816

Investments in shares of the Underlying Funds, at cost	$522,188	$274,002	$108,585	$577,497	$798,054
Underlying Fund shares held	46,803	14,111	9,948	45,457	52,194

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Net Assets

December 31, 2024

	Goldman Sachs Real Estate Securities Fund	Goldman Sachs Technology Opportunities Fund	Goldman Sachs VIT Core Fixed Income Fund	Goldman Sachs VIT Government Money Market Fund	Goldman Sachs VIT International Equity Insights Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$350,284	$1,229,084	$274,498	$3,609,971	$40,988
Net assets	$350,284	$1,229,084	$274,498	$3,609,971	$40,988

Net assets by category:
Accumulation reserves	$350,284	$1,229,084	$274,498	$3,609,971	$40,988
Net assets	$350,284	$1,229,084	$274,498	$3,609,971	$40,988

Units outstanding, December 31, 2024	196,351	166,706	225,536	3,850,354	32,232

Investments in shares of the Underlying Funds, at cost	$427,592	$973,009	$305,432	$3,609,971	$40,380
Underlying Fund shares held	30,999	43,912	29,202	3,609,971	4,637

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Net Assets

December 31, 2024

	Goldman Sachs VIT Large Cap Value Fund	Goldman Sachs VIT Mid Cap Growth Fund	Goldman Sachs VIT Mid Cap Value Fund	Goldman Sachs VIT Small Cap Equity Insights Fund	Goldman Sachs VIT Strategic Growth Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$121,906	$293,504	$132,743	$80,928	$505,172
Net assets	$121,906	$293,504	$132,743	$80,928	$505,172

Net assets by category:
Accumulation reserves	$121,906	$293,504	$132,743	$80,928	$505,172
Net assets	$121,906	$293,504	$132,743	$80,928	$505,172

Units outstanding, December 31, 2024	52,115	74,144	42,857	26,104	98,643

Investments in shares of the Underlying Funds, at cost	$127,216	$326,766	$132,836	$73,037	$449,504
Underlying Fund shares held	14,126	26,658	7,763	6,108	33,301

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Net Assets

December 31, 2024

	Goldman Sachs VIT Trend Driven Allocation Fund	Goldman Sachs VIT U.S. Equity Insights Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Conservative Balanced Fund (a)	Invesco V.I. Core Equity Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$7,931	$49,182	$224,503	$-	$265,055
Net assets	$7,931	$49,182	$224,503	$-	$265,055

Net assets by category:
Accumulation reserves	$7,931	$49,182	$224,503	$-	$265,055
Net assets	$7,931	$49,182	$224,503	$-	$265,055

Units outstanding, December 31, 2024	4,999	13,173	53,882	-	88,983

Investments in shares of the Underlying Funds, at cost	$7,526	$41,221	$179,517	$-	$236,295
Underlying Fund shares held	645	2,246	3,136	-	7,938

(a) Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Net Assets

December 31, 2024

	Invesco V.I. Equity and Income Fund (b)	Invesco V.I. Global Fund	Invesco V.I. Global Strategic Income Fund	Invesco V.I. Health Care Fund	Invesco V.I. Main Street Mid Cap Fund®
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$490,322	$1,398,302	$407,161	$619,529	$40,900
Net assets	$490,322	$1,398,302	$407,161	$619,529	$40,900

Net assets by category:
Accumulation reserves	$490,322	$1,398,302	$407,161	$619,529	$40,900
Net assets	$490,322	$1,398,302	$407,161	$619,529	$40,900

Units outstanding, December 31, 2024	46,167	515,664	322,806	216,619	22,715

Investments in shares of the Underlying Funds, at cost	$483,903	$1,334,243	$461,916	$674,220	$40,381
Underlying Fund shares held	28,293	36,169	92,118	25,082	3,826

(b) Investment addition. See Note 1.

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Net Assets

December 31, 2024

	Invesco V.I. Main Street Small Cap Fund®	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio	Janus Henderson Mid Cap Value Portfolio	MFS® New Discovery Series
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$1,363,320	$996,560	$920,534	$643,563	$494,991
Net assets	$1,363,320	$996,560	$920,534	$643,563	$494,991

Net assets by category:
Accumulation reserves	$1,363,320	$996,560	$920,534	$643,563	$494,991
Net assets	$1,363,320	$996,560	$920,534	$643,563	$494,991

Units outstanding, December 31, 2024	415,572	216,189	167,819	250,160	149,293

Investments in shares of the Underlying Funds, at cost	$1,168,706	$891,114	$703,082	$582,096	$676,203
Underlying Fund shares held	47,853	13,337	18,028	36,401	46,046

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Net Assets

December 31, 2024

	MFS® Utilities Series	Pioneer Mid Cap Value VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$456,120	$269,357	$809,318
Net assets	$456,120	$269,357	$809,318

Net assets by category:
Accumulation reserves	$456,120	$269,357	$809,318
Net assets	$456,120	$269,357	$809,318

Units outstanding, December 31, 2024	170,683	117,258	231,516

Investments in shares of the Underlying Funds, at cost	$440,472	$333,089	$743,320
Underlying Fund shares held	13,648	23,922	29,656

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Operations

For the Year Ended December 31, 2024

	AB VPS Discovery Value Portfolio	AB VPS International Value Portfolio	AB VPS Small Cap Growth Portfolio	Fidelity VIP Contrafund® Portfolio	Fidelity VIP Disciplined Small Cap Portfolio
INVESTMENT INCOME:
Dividends	$3,544	$2,172	$-	$1,190	$1,785

EXPENSES:
Mortality and expense risk fees	7,238	1,324	2,889	46,725	2,745
Other expenses	840	159	324	5,648	321
Total expenses	8,078	1,483	3,213	52,373	3,066

Net investment income (loss)	(4,534)	689	(3,213)	(51,183)	(1,281)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	27,926	-	-	461,968	1,213
Net realized gain (loss) from sales of investments	(2,114)	1,875	(14,268)	115,890	7,083
Net realized gain (loss)	25,812	1,875	(14,268)	577,858	8,296
Change in unrealized gain (loss)	23,001	1,798	49,633	455,632	21,807
Net realized and unrealized gain (loss)	48,813	3,673	35,365	1,033,490	30,103
Net increase (decrease) in net assets from operations	$44,279	$4,362	$32,152	$982,307	$28,822

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Operations

For the Year Ended December 31, 2024

	Fidelity VIP Equity-Income Portfolio	Fidelity VIP Freedom 2015 Portfolio	Fidelity VIP Freedom 2020 Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Freedom 2030 Portfolio
INVESTMENT INCOME:
Dividends	$26,826	$10,417	$10,286	$15,815	$7,748

EXPENSES:
Mortality and expense risk fees	21,143	4,339	4,902	8,783	5,029
Other expenses	2,523	506	582	1,039	596
Total expenses	23,666	4,845	5,484	9,822	5,625

Net investment income (loss)	3,160	5,572	4,802	5,993	2,123

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	100,473	10,856	11,329	1,332	819
Net realized gain (loss) from sales of investments	20,665	(8,782)	1,736	1,228	9,767
Net realized gain (loss)	121,138	2,074	13,065	2,560	10,586
Change in unrealized gain (loss)	80,672	7,072	3,310	35,019	14,924
Net realized and unrealized gain (loss)	201,810	9,146	16,375	37,579	25,510
Net increase (decrease) in net assets from operations	$204,970	$14,718	$21,177	$43,572	$27,633

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Operations

For the Year Ended December 31, 2024

	Fidelity VIP Freedom 2035 Portfolio	Fidelity VIP Freedom 2040 Portfolio	Fidelity VIP Freedom 2045 Portfolio	Fidelity VIP Freedom 2050 Portfolio	Fidelity VIP Freedom Income Portfolio
INVESTMENT INCOME:
Dividends	$7,116	$4,489	$5,826	$3,604	$1,526

EXPENSES:
Mortality and expense risk fees	5,385	5,271	7,063	3,880	556
Other expenses	679	647	844	484	65
Total expenses	6,064	5,918	7,907	4,364	621

Net investment income (loss)	1,052	(1,429)	(2,081)	(760)	905

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	6,730	7,863	10,042	5,832	27
Net realized gain (loss) from sales of investments	10,094	37,672	12,430	717	(8)
Net realized gain (loss)	16,824	45,535	22,472	6,549	19
Change in unrealized gain (loss)	20,551	5,370	41,142	28,194	300
Net realized and unrealized gain (loss)	37,375	50,905	63,614	34,743	319
Net increase (decrease) in net assets from operations	$38,427	$49,476	$61,533	$33,983	$1,224

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Operations

For the Year Ended December 31, 2024

	Fidelity VIP Growth Opportunities Portfolio	Fidelity VIP Index 500 Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Overseas Portfolio	Fidelity VIP Strategic Income Portfolio
INVESTMENT INCOME:
Dividends	$-	$47,313	$4,553	$4,833	$18,646

EXPENSES:
Mortality and expense risk fees	19,873	55,426	16,325	4,438	6,071
Other expenses	2,302	6,767	1,961	517	788
Total expenses	22,175	62,193	18,286	4,955	6,859

Net investment income (loss)	(22,175)	(14,880)	(13,733)	(122)	11,787

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	-	2,778	175,678	15,928	-
Net realized gain (loss) from sales of investments	90,423	251,188	7,791	2,636	(1,595)
Net realized gain (loss)	90,423	253,966	183,469	18,564	(1,595)
Change in unrealized gain (loss)	393,464	667,026	11,215	(8,001)	12,393
Net realized and unrealized gain (loss)	483,887	920,992	194,684	10,563	10,798
Net increase (decrease) in net assets from operations	$461,712	$906,112	$180,951	$10,441	$22,585

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Operations

For the Year Ended December 31, 2024

	FT VIP Franklin Income VIP Fund	FT VIP Franklin Mutual Global Discovery VIP Fund	FT VIP Franklin Mutual Shares VIP Fund	FT VIP Franklin Small Cap Value VIP Fund	FT VIP Templeton Growth VIP Fund
INVESTMENT INCOME:
Dividends	$112,225	$21,361	$5,956	$4,677	$805

EXPENSES:
Mortality and expense risk fees	26,748	16,274	4,104	6,766	1,098
Other expenses	3,216	1,992	477	770	130
Total expenses	29,964	18,266	4,581	7,536	1,228

Net investment income (loss)	82,261	3,095	1,375	(2,859)	(423)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	9,195	89,759	6,193	11,559	276
Net realized gain (loss) from sales of investments	(14,004)	14,270	(891)	(3,010)	273
Net realized gain (loss)	(4,809)	104,029	5,302	8,549	549
Change in unrealized gain (loss)	39,547	(63,931)	22,808	42,381	3,090
Net realized and unrealized gain (loss)	34,738	40,098	28,110	50,930	3,639
Net increase (decrease) in net assets from operations	$116,999	$43,193	$29,485	$48,071	$3,216

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Operations

For the Year Ended December 31, 2024

	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Dynamic Global Equity Fund	Goldman Sachs Global Real Estate Securities Fund	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
INVESTMENT INCOME:
Dividends	$20,917	$8,739	$3,162	$23,620	$31,473

EXPENSES:
Mortality and expense risk fees	7,486	3,421	1,294	8,961	10,204
Other expenses	880	438	162	1,064	1,442
Total expenses	8,366	3,859	1,456	10,025	11,646

Net investment income (loss)	12,551	4,880	1,706	13,595	19,827

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	-	16,298	-	20,416	39,479
Net realized gain (loss) from sales of investments	6,452	551	(2,417)	15,247	3,162
Net realized gain (loss)	6,452	16,849	(2,417)	35,663	42,641
Change in unrealized gain (loss)	19,215	19,449	(779)	14,699	48,612
Net realized and unrealized gain (loss)	25,667	36,298	(3,196)	50,362	91,253
Net increase (decrease) in net assets from operations	$38,218	$41,178	$(1,490)	$63,957	$111,080

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Operations

For the Year Ended December 31, 2024

	Goldman Sachs Real Estate Securities Fund	Goldman Sachs Technology Opportunities Fund	Goldman Sachs VIT Core Fixed Income Fund	Goldman Sachs VIT Government Money Market Fund	Goldman Sachs VIT International Equity Insights Fund
INVESTMENT INCOME:
Dividends	$7,014	$-	$10,541	$170,413	$1,149

EXPENSES:
Mortality and expense risk fees	4,306	14,318	3,644	47,026	625
Other expenses	508	1,692	431	5,401	83
Total expenses	4,814	16,010	4,075	52,427	708

Net investment income (loss)	2,200	(16,010)	6,466	117,986	441

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	17,575	51,665	-	-	1,472
Net realized gain (loss) from sales of investments	(4,606)	21,845	(3,151)	-	3,070
Net realized gain (loss)	12,969	73,510	(3,151)	-	4,542
Change in unrealized gain (loss)	(260)	221,314	(4,640)	-	(1,244)
Net realized and unrealized gain (loss)	12,709	294,824	(7,791)	-	3,298
Net increase (decrease) in net assets from operations	$14,909	$278,814	$(1,325)	$117,986	$3,739

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Operations

For the Year Ended December 31, 2024

	Goldman Sachs VIT Large Cap Value Fund	Goldman Sachs VIT Mid Cap Growth Fund	Goldman Sachs VIT Mid Cap Value Fund	Goldman Sachs VIT Small Cap Equity Insights Fund	Goldman Sachs VIT Strategic Growth Fund
INVESTMENT INCOME:
Dividends	$1,392	$-	$965	$605	$-

EXPENSES:
Mortality and expense risk fees	1,449	2,872	1,674	924	5,975
Other expenses	182	330	195	116	674
Total expenses	1,631	3,202	1,869	1,040	6,649

Net investment income (loss)	(239)	(3,202)	(904)	(435)	(6,649)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	14,557	33,041	7,468	6,418	37,355
Net realized gain (loss) from sales of investments	319	(7,057)	(689)	483	(1,696)
Net realized gain (loss)	14,876	25,984	6,779	6,901	35,659
Change in unrealized gain (loss)	1,873	28,442	6,636	5,648	88,196
Net realized and unrealized gain (loss)	16,749	54,426	13,415	12,549	123,855
Net increase (decrease) in net assets from operations	$16,510	$51,224	$12,511	$12,114	$117,206

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Operations

For the Year Ended December 31, 2024

	Goldman Sachs VIT Trend Driven Allocation Fund	Goldman Sachs VIT U.S. Equity Insights Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Conservative Balanced Fund (a)	Invesco V.I. Core Equity Fund
INVESTMENT INCOME:
Dividends	$246	$197	$-	$11,293	$1,273

EXPENSES:
Mortality and expense risk fees	91	790	2,754	1,840	3,287
Other expenses	12	94	309	231	416
Total expenses	103	884	3,063	2,071	3,703

Net investment income (loss)	143	(687)	(3,063)	9,222	(2,430)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	-	6,438	-	-	22,028
Net realized gain (loss) from sales of investments	6	6,757	1,684	36,057	6,190
Net realized gain (loss)	6	13,195	1,684	36,057	28,218
Change in unrealized gain (loss)	590	2,263	57,259	(35,938)	32,862
Net realized and unrealized gain (loss)	596	15,458	58,943	119	61,080
Net increase (decrease) in net assets from operations	$739	$14,771	$55,880	$9,341	$58,650

(a) Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Operations

For the Year Ended December 31, 2024

	Invesco V.I. Equity and Income Fund (b)	Invesco V.I. Global Fund	Invesco V.I. Global Strategic Income Fund	Invesco V.I. Health Care Fund	Invesco V.I. Main Street Mid Cap Fund®
INVESTMENT INCOME:
Dividends	$7,762	$-	$11,500	$-	$48

EXPENSES:
Mortality and expense risk fees	4,005	16,962	5,231	8,692	479
Other expenses	502	2,022	629	1,008	56
Total expenses	4,507	18,984	5,860	9,700	535

Net investment income (loss)	3,255	(18,984)	5,640	(9,700)	(487)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	18,959	82,722	-	-	965
Net realized gain (loss) from sales of investments	935	5,028	(12,343)	(1,277)	(334)
Net realized gain (loss)	19,894	87,750	(12,343)	(1,277)	631
Change in unrealized gain (loss)	6,419	101,003	11,304	26,760	5,111
Net realized and unrealized gain (loss)	26,313	188,753	(1,039)	25,483	5,742
Net increase (decrease) in net assets from operations	$29,568	$169,769	$4,601	$15,783	$5,255

(b) Investment addition. See Note 1.

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Operations

For the Year Ended December 31, 2024

	Invesco V.I. Main Street Small Cap Fund®	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio	Janus Henderson Mid Cap Value Portfolio	MFS® New Discovery Series
INVESTMENT INCOME:
Dividends	$-	$6,084	$97	$5,016	$-

EXPENSES:
Mortality and expense risk fees	16,727	12,421	11,539	7,754	6,182
Other expenses	2,030	1,496	1,385	901	744
Total expenses	18,757	13,917	12,924	8,655	6,926

Net investment income (loss)	(18,757)	(7,833)	(12,827)	(3,639)	(6,926)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	48,854	42,770	59,013	30,075	-
Net realized gain (loss) from sales of investments	19,014	19,453	34,945	10,730	(19,921)
Net realized gain (loss)	67,868	62,223	93,958	40,805	(19,921)
Change in unrealized gain (loss)	84,698	74,793	131,609	26,085	50,164
Net realized and unrealized gain (loss)	152,566	137,016	225,567	66,890	30,243
Net increase (decrease) in net assets from operations	$133,809	$129,183	$212,740	$63,251	$23,317

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Operations

For the Year Ended December 31, 2024

	MFS® Utilities Series	Pioneer Mid Cap Value VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio
INVESTMENT INCOME:
Dividends	$9,697	$5,373	$-

EXPENSES:
Mortality and expense risk fees	5,690	3,878	10,218
Other expenses	683	452	1,197
Total expenses	6,373	4,330	11,415

Net investment income (loss)	3,324	1,043	(11,415)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	13,501	18,767	-
Net realized gain (loss) from sales of investments	3,855	(24,100)	(722)
Net realized gain (loss)	17,356	(5,333)	(722)
Change in unrealized gain (loss)	24,086	29,438	169,528
Net realized and unrealized gain (loss)	41,442	24,105	168,806
Net increase (decrease) in net assets from operations	$44,766	$25,148	$157,391

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	AB VPS Discovery Value Portfolio		AB VPS International Value Portfolio		AB VPS Small Cap Growth Portfolio
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(4,534)	$(3,388)	$689	$(841)	$(3,213)	$(3,208)
Net realized gain (loss)	25,812	26,781	1,875	(691)	(14,268)	(43,529)
Change in unrealized gain (loss)	23,001	50,243	1,798	15,808	49,633	79,483
Net increase (decrease) in net assets from operations	44,279	73,636	4,362	14,276	32,152	32,746

FROM CONTRACT TRANSACTIONS:
Net purchase payments	16,170	16,978	3,730	3,868	240	611
Terminations and withdrawals	(57,213)	(58,259)	(26,585)	(12,867)	(21,650)	(9,997)
Contract benefits	-	-	(6,998)	-	-	-
Contract charges	(68)	(93)	(42)	(55)	(163)	(178)
Transfers	(21,017)	7,108	(1,126)	77	(69)	(41,184)
Net increase (decrease) in net assets from Contract transactions	(62,128)	(34,266)	(31,021)	(8,977)	(21,642)	(50,748)
Net increase (decrease) in net assets	(17,849)	39,370	(26,659)	5,299	10,510	(18,002)

NET ASSETS:
Beginning of year	561,098	521,728	115,601	110,302	207,125	225,127
End of year	$543,249	$561,098	$88,942	$115,601	$217,635	$207,125

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Fidelity VIP Contrafund® Portfolio		Fidelity VIP Disciplined Small Cap Portfolio		Fidelity VIP Equity-Income Portfolio
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(51,183)	$(33,708)	$(1,281)	$(1,141)	$3,160	$4,667
Net realized gain (loss)	577,858	143,957	8,296	214	121,138	53,181
Change in unrealized gain (loss)	455,632	689,048	21,807	38,101	80,672	69,314
Net increase (decrease) in net assets from operations	982,307	799,297	28,822	37,174	204,970	127,162

FROM CONTRACT TRANSACTIONS:
Net purchase payments	144,276	93,587	7,088	7,019	86,239	79,646
Terminations and withdrawals	(251,518)	(296,734)	(51,798)	(7,658)	(108,270)	(176,756)
Contract benefits	(4,241)	(8,354)	-	-	(8,934)	(9,484)
Contract charges	(731)	(828)	(106)	(116)	(255)	(281)
Transfers	(62,643)	9,285	511	5,008	3,174	(1,155)
Net increase (decrease) in net assets from Contract transactions	(174,857)	(203,044)	(44,305)	4,253	(28,046)	(108,030)
Net increase (decrease) in net assets	807,450	596,253	(15,483)	41,427	176,924	19,132

NET ASSETS:
Beginning of year	3,223,255	2,627,002	231,769	190,342	1,513,632	1,494,500
End of year	$4,030,705	$3,223,255	$216,286	$231,769	$1,690,556	$1,513,632

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Fidelity VIP Freedom 2015 Portfolio		Fidelity VIP Freedom 2020 Portfolio		Fidelity VIP Freedom 2025 Portfolio
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$5,572	$6,561	$4,802	$8,415	$5,993	$7,069
Net realized gain (loss)	2,074	5,337	13,065	7,503	2,560	3,169
Change in unrealized gain (loss)	7,072	16,646	3,310	40,179	35,019	60,329
Net increase (decrease) in net assets from operations	14,718	28,544	21,177	56,097	43,572	70,567

FROM CONTRACT TRANSACTIONS:
Net purchase payments	22,096	19,039	15,383	15,162	12,874	12,326
Terminations and withdrawals	(51,128)	-	(36,876)	(507,309)	(1,073)	(72,932)
Contract benefits	-	-	-	-	-	-
Contract charges	(31)	(29)	(96)	(141)	(298)	(332)
Transfers	13	(10)	(1,173)	(145)	(225)	(6,355)
Net increase (decrease) in net assets from Contract transactions	(29,050)	19,000	(22,762)	(492,433)	11,278	(67,293)
Net increase (decrease) in net assets	(14,332)	47,544	(1,585)	(436,336)	54,850	3,274

NET ASSETS:
Beginning of year	352,212	304,668	388,356	824,692	639,905	636,631
End of year	$337,880	$352,212	$386,771	$388,356	$694,755	$639,905

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Fidelity VIP Freedom 2030 Portfolio		Fidelity VIP Freedom 2035 Portfolio		Fidelity VIP Freedom 2040 Portfolio
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$2,123	$2,888	$1,052	$1,611	$(1,429)	$(505)
Net realized gain (loss)	10,586	2,342	16,824	3,206	45,535	24,621
Change in unrealized gain (loss)	14,924	39,664	20,551	57,355	5,370	53,074
Net increase (decrease) in net assets from operations	27,633	44,894	38,427	62,172	49,476	77,190

FROM CONTRACT TRANSACTIONS:
Net purchase payments	16,274	15,923	22,979	19,358	6,361	6,614
Terminations and withdrawals	(20,193)	(49,832)	(73,945)	(105,632)	(172,962)	(135,119)
Contract benefits	-	-	-	-	-	-
Contract charges	(166)	(195)	(245)	(257)	(273)	(271)
Transfers	(34,746)	(544)	(721)	(14,637)	3,512	(359)
Net increase (decrease) in net assets from Contract transactions	(38,831)	(34,648)	(51,932)	(101,168)	(163,362)	(129,135)
Net increase (decrease) in net assets	(11,198)	10,246	(13,505)	(38,996)	(113,886)	(51,945)

NET ASSETS:
Beginning of year	389,962	379,716	440,952	479,948	478,438	530,383
End of year	$378,764	$389,962	$427,447	$440,952	$364,552	$478,438

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Fidelity VIP Freedom 2045 Portfolio		Fidelity VIP Freedom 2050 Portfolio		Fidelity VIP Freedom Income Portfolio
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(2,081)	$(568)	$(760)	$(102)	$905	$693
Net realized gain (loss)	22,472	7,115	6,549	4,005	19	(30)
Change in unrealized gain (loss)	41,142	68,753	28,194	36,822	300	940
Net increase (decrease) in net assets from operations	61,533	75,300	33,983	40,725	1,224	1,603

FROM CONTRACT TRANSACTIONS:
Net purchase payments	8,151	7,470	16,143	16,566	-	-
Terminations and withdrawals	(23,072)	(6,207)	(274)	(3,916)	-	-
Contract benefits	-	-	-	-	-	-
Contract charges	(296)	(287)	(396)	(411)	-	-
Transfers	(19,524)	22,499	8,625	3,036	14,898	-
Net increase (decrease) in net assets from Contract transactions	(34,741)	23,475	24,098	15,275	14,898	-
Net increase (decrease) in net assets	26,792	98,775	58,081	56,000	16,122	1,603

NET ASSETS:
Beginning of year	516,299	417,524	280,354	224,354	28,152	26,549
End of year	$543,091	$516,299	$338,435	$280,354	$44,274	$28,152

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Fidelity VIP Growth Opportunities Portfolio		Fidelity VIP Index 500 Portfolio		Fidelity VIP Mid Cap Portfolio
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(22,175)	$(17,407)	$(14,880)	$(6,511)	$(13,733)	$(11,053)
Net realized gain (loss)	90,423	10,894	253,966	245,971	183,469	29,158
Change in unrealized gain (loss)	393,464	432,466	667,026	620,003	11,215	125,937
Net increase (decrease) in net assets from operations	461,712	425,953	906,112	859,463	180,951	144,042

FROM CONTRACT TRANSACTIONS:
Net purchase payments	21,260	15,819	158,958	164,079	54,813	49,571
Terminations and withdrawals	(227,901)	(80,910)	(545,460)	(557,106)	(85,544)	(64,343)
Contract benefits	(10,512)	-	(806)	(1,183)	-	(404)
Contract charges	(664)	(701)	(1,180)	(1,398)	(208)	(244)
Transfers	2,651	4,947	24,305	(1,873)	(36,214)	26,299
Net increase (decrease) in net assets from Contract transactions	(215,166)	(60,845)	(364,183)	(397,481)	(67,153)	10,879
Net increase (decrease) in net assets	246,546	365,108	541,929	461,982	113,798	154,921

NET ASSETS:
Beginning of year	1,361,773	996,665	4,210,893	3,748,911	1,233,392	1,078,471
End of year	$1,608,319	$1,361,773	$4,752,822	$4,210,893	$1,347,190	$1,233,392

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Fidelity VIP Overseas Portfolio		Fidelity VIP Strategic Income Portfolio		FT VIP Franklin Income VIP Fund
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(122)	$(1,717)	$11,787	$14,357	$82,261	$91,529
Net realized gain (loss)	18,564	1,778	(1,595)	(9,148)	(4,809)	115,779
Change in unrealized gain (loss)	(8,001)	48,650	12,393	31,852	39,547	(51,270)
Net increase (decrease) in net assets from operations	10,441	48,711	22,585	37,061	116,999	156,038

FROM CONTRACT TRANSACTIONS:
Net purchase payments	16,841	21,274	28,866	20,802	36,856	43,149
Terminations and withdrawals	(11,623)	(12,485)	(30,438)	(93,025)	(271,510)	(485,858)
Contract benefits	-	-	(1,546)	-	(2,531)	(88,106)
Contract charges	(86)	(108)	(177)	(194)	(262)	(309)
Transfers	3,244	483	23,862	20,936	(18,696)	(14,876)
Net increase (decrease) in net assets from Contract transactions	8,376	9,164	20,567	(51,481)	(256,143)	(546,000)
Net increase (decrease) in net assets	18,817	57,875	43,152	(14,420)	(139,144)	(389,962)

NET ASSETS:
Beginning of year	315,849	257,974	488,016	502,436	2,186,753	2,576,715
End of year	$334,666	$315,849	$531,168	$488,016	$2,047,609	$2,186,753

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	FT VIP Franklin Mutual Global Discovery VIP Fund		FT VIP Franklin Mutual Shares VIP Fund		FT VIP Franklin Small Cap Value VIP Fund
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$3,095	$13,406	$1,375	$946	$(2,859)	$(4,302)
Net realized gain (loss)	104,029	64,253	5,302	18,744	8,549	19,345
Change in unrealized gain (loss)	(63,931)	136,681	22,808	14,178	42,381	33,567
Net increase (decrease) in net assets from operations	43,193	214,340	29,485	33,868	48,071	48,610

FROM CONTRACT TRANSACTIONS:
Net purchase payments	30,993	32,367	15,936	16,036	15,248	17,027
Terminations and withdrawals	(135,816)	(41,996)	(37,839)	(46,112)	(18,145)	(20,493)
Contract benefits	(5,226)	-	-	-	-	-
Contract charges	(187)	(253)	(72)	(72)	(79)	(97)
Transfers	(66,361)	(30,480)	(4,901)	(16,850)	(583)	1,340
Net increase (decrease) in net assets from Contract transactions	(176,597)	(40,362)	(26,876)	(46,998)	(3,559)	(2,223)
Net increase (decrease) in net assets	(133,404)	173,978	2,609	(13,130)	44,512	46,387

NET ASSETS:
Beginning of year	1,346,562	1,172,584	302,760	315,890	489,350	442,963
End of year	$1,213,158	$1,346,562	$305,369	$302,760	$533,862	$489,350

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	FT VIP Templeton Growth VIP Fund		Goldman Sachs Balanced Strategy Portfolio		Goldman Sachs Dynamic Global Equity Fund
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(423)	$1,409	$12,551	$2,363	$4,880	$353
Net realized gain (loss)	549	(641)	6,452	(753)	16,849	8,141
Change in unrealized gain (loss)	3,090	12,520	19,215	52,817	19,449	37,540
Net increase (decrease) in net assets from operations	3,216	13,288	38,218	54,427	41,178	46,034

FROM CONTRACT TRANSACTIONS:
Net purchase payments	2,216	2,011	19,567	21,352	125	300
Terminations and withdrawals	(3,247)	(4,113)	(58,655)	(32,555)	-	(51,621)
Contract benefits	-	-	-	-	-	-
Contract charges	(53)	(54)	(495)	(519)	(280)	(288)
Transfers	1,177	(142)	1,290	(5,135)	-	-
Net increase (decrease) in net assets from Contract transactions	93	(2,298)	(38,293)	(16,857)	(155)	(51,609)
Net increase (decrease) in net assets	3,309	10,990	(75)	37,570	41,023	(5,575)

NET ASSETS:
Beginning of year	82,019	71,029	563,583	526,013	260,806	266,381
End of year	$85,328	$82,019	$563,508	$563,583	$301,829	$260,806

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Goldman Sachs Global Real Estate Securities Fund		Goldman Sachs Growth and Income Strategy Portfolio		Goldman Sachs Growth Strategy Portfolio
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$1,706	$257	$13,595	$2,268	$19,827	$1,695
Net realized gain (loss)	(2,417)	(1,104)	35,663	12,197	42,641	27,963
Change in unrealized gain (loss)	(779)	12,546	14,699	70,565	48,612	98,292
Net increase (decrease) in net assets from operations	(1,490)	11,699	63,957	85,030	111,080	127,950

FROM CONTRACT TRANSACTIONS:
Net purchase payments	6,163	6,620	12,590	22,683	16,383	29,788
Terminations and withdrawals	(3,243)	(4,874)	(76,211)	(100,561)	(1,973)	(264,706)
Contract benefits	-	-	-	-	-	-
Contract charges	(20)	(28)	(946)	(976)	(244)	(259)
Transfers	(19,944)	1,959	2	(11,811)	(87)	(2,962)
Net increase (decrease) in net assets from Contract transactions	(17,044)	3,677	(64,565)	(90,665)	14,079	(238,139)
Net increase (decrease) in net assets	(18,534)	15,376	(608)	(5,635)	125,159	(110,189)

NET ASSETS:
Beginning of year	112,740	97,364	702,005	707,640	866,007	976,196
End of year	$94,206	$112,740	$701,397	$702,005	$991,166	$866,007

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Goldman Sachs Real Estate Securities Fund		Goldman Sachs Technology Opportunities Fund		Goldman Sachs VIT Core Fixed Income Fund
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$2,200	$263	$(16,010)	$(12,245)	$6,466	$4,190
Net realized gain (loss)	12,969	(1,080)	73,510	(11,748)	(3,151)	(3,884)
Change in unrealized gain (loss)	(260)	43,524	221,314	391,185	(4,640)	12,358
Net increase (decrease) in net assets from operations	14,909	42,707	278,814	367,192	(1,325)	12,664

FROM CONTRACT TRANSACTIONS:
Net purchase payments	17,487	18,049	45,437	55,495	7,025	11,005
Terminations and withdrawals	(13,901)	(12,264)	(109,702)	(34,065)	(13,316)	(23,294)
Contract benefits	-	-	-	-	-	-
Contract charges	(52)	(63)	(335)	(401)	(40)	(37)
Transfers	3,199	(4,538)	(3,637)	(28,683)	(24,392)	317
Net increase (decrease) in net assets from Contract transactions	6,733	1,184	(68,237)	(7,654)	(30,723)	(12,009)
Net increase (decrease) in net assets	21,642	43,891	210,577	359,538	(32,048)	655

NET ASSETS:
Beginning of year	328,642	284,751	1,018,507	658,969	306,546	305,891
End of year	$350,284	$328,642	$1,229,084	$1,018,507	$274,498	$306,546

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Goldman Sachs VIT Government Money Market Fund		Goldman Sachs VIT International Equity Insights Fund		Goldman Sachs VIT Large Cap Value Fund
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$117,986	$119,052	$441	$658	$(239)	$182
Net realized gain (loss)	-	-	4,542	(472)	14,876	8,691
Change in unrealized gain (loss)	-	-	(1,244)	9,560	1,873	2,080
Net increase (decrease) in net assets from operations	117,986	119,052	3,739	9,746	16,510	10,953

FROM CONTRACT TRANSACTIONS:
Net purchase payments	124,637	143,334	374	406	2,381	1,183
Terminations and withdrawals	(270,089)	(406,430)	(27,130)	(8,006)	(6,241)	(5,706)
Contract benefits	(897)	-	-	-	-	-
Contract charges	(589)	(688)	(24)	(25)	(13)	(18)
Transfers	15,999	207,184	142	(91)	(282)	1,299
Net increase (decrease) in net assets from Contract transactions	(130,939)	(56,600)	(26,638)	(7,716)	(4,155)	(3,242)
Net increase (decrease) in net assets	(12,953)	62,452	(22,899)	2,030	12,355	7,711

NET ASSETS:
Beginning of year	3,622,924	3,560,472	63,887	61,857	109,551	101,840
End of year	$3,609,971	$3,622,924	$40,988	$63,887	$121,906	$109,551

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Goldman Sachs VIT Mid Cap Growth Fund		Goldman Sachs VIT Mid Cap Value Fund		Goldman Sachs VIT Small Cap Equity Insights Fund
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(3,202)	$(2,326)	$(904)	$(801)	$(435)	$(337)
Net realized gain (loss)	25,984	(3,786)	6,779	2,829	6,901	(549)
Change in unrealized gain (loss)	28,442	31,439	6,636	9,169	5,648	11,188
Net increase (decrease) in net assets from operations	51,224	25,327	12,511	11,197	12,114	10,302

FROM CONTRACT TRANSACTIONS:
Net purchase payments	137,936	2,758	3,226	2,351	796	1,092
Terminations and withdrawals	(69,947)	(3,153)	(10,028)	(276)	(2,231)	-
Contract benefits	-	-	(1,749)	-	-	-
Contract charges	(50)	(60)	(21)	(18)	(31)	(34)
Transfers	(1,833)	(3,182)	(146)	75	112	(2,477)
Net increase (decrease) in net assets from Contract transactions	66,106	(3,637)	(8,718)	2,132	(1,354)	(1,419)
Net increase (decrease) in net assets	117,330	21,690	3,793	13,329	10,760	8,883

NET ASSETS:
Beginning of year	176,174	154,484	128,950	115,621	70,168	61,285
End of year	$293,504	$176,174	$132,743	$128,950	$80,928	$70,168

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Goldman Sachs VIT Strategic Growth Fund		Goldman Sachs VIT Trend Driven Allocation Fund		Goldman Sachs VIT U.S. Equity Insights Fund
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(6,649)	$(5,296)	$143	$29	$(687)	$(493)
Net realized gain (loss)	35,659	8,640	6	(7)	13,195	(3)
Change in unrealized gain (loss)	88,196	114,018	590	865	2,263	11,000
Net increase (decrease) in net assets from operations	117,206	117,362	739	887	14,771	10,504

FROM CONTRACT TRANSACTIONS:
Net purchase payments	8,297	8,088	-	-	328	281
Terminations and withdrawals	(29,884)	(21,276)	-	-	(17,191)	(424)
Contract benefits	-	-	-	-	(6,746)	-
Contract charges	(101)	(105)	(5)	(6)	(24)	(24)
Transfers	(6,775)	9,385	1	1	(421)	-
Net increase (decrease) in net assets from Contract transactions	(28,463)	(3,908)	(4)	(5)	(24,054)	(167)
Net increase (decrease) in net assets	88,743	113,454	735	882	(9,283)	10,337

NET ASSETS:
Beginning of year	416,429	302,975	7,196	6,314	58,465	48,128
End of year	$505,172	$416,429	$7,931	$7,196	$49,182	$58,465

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Invesco V.I. American Franchise Fund		Invesco V.I. Conservative Balanced Fund (a)		Invesco V.I. Core Equity Fund
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(3,063)	$(2,261)	$9,222	$1,798	$(2,430)	$(2,227)
Net realized gain (loss)	1,684	(1,414)	36,057	(376)	28,218	4,298
Change in unrealized gain (loss)	57,259	52,923	(35,938)	43,611	32,862	47,740
Net increase (decrease) in net assets from operations	55,880	49,248	9,341	45,033	58,650	49,811

FROM CONTRACT TRANSACTIONS:
Net purchase payments	5,716	6,203	4,754	9,677	633	993
Terminations and withdrawals	(21,100)	(15,352)	(6,773)	(18,664)	(57,115)	(22,915)
Contract benefits	-	-	-	-	-	-
Contract charges	(40)	(38)	(69)	(285)	(43)	(38)
Transfers	6,687	6,547	(468,108)	1,018	8	(3,331)
Net increase (decrease) in net assets from Contract transactions	(8,737)	(2,640)	(470,196)	(8,254)	(56,517)	(25,291)
Net increase (decrease) in net assets	47,143	46,608	(460,855)	36,779	2,133	24,520

NET ASSETS:
Beginning of year	177,360	130,752	460,855	424,076	262,922	238,402
End of year	$224,503	$177,360	$-	$460,855	$265,055	$262,922

(a) Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Invesco V.I. Equity and Income Fund (b)		Invesco V.I. Global Fund		Invesco V.I. Global Strategic Income Fund
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$3,255	$-	$(18,984)	$(15,481)	$5,640	$(6,737)
Net realized gain (loss)	19,894	-	87,750	118,035	(12,343)	(21,079)
Change in unrealized gain (loss)	6,419	-	101,003	205,188	11,304	59,689
Net increase (decrease) in net assets from operations	29,568	-	169,769	307,742	4,601	31,873

FROM CONTRACT TRANSACTIONS:
Net purchase payments	7,736	-	54,967	58,153	17,909	13,550
Terminations and withdrawals	(14,516)	-	(72,542)	(103,351)	(63,440)	(21,942)
Contract benefits	-	-	(3,094)	(7,246)	(1,778)	-
Contract charges	(192)	-	(227)	(282)	(112)	(135)
Transfers	467,726	-	61,638	(40,192)	(3,905)	(76,208)
Net increase (decrease) in net assets from Contract transactions	460,754	-	40,742	(92,918)	(51,326)	(84,735)
Net increase (decrease) in net assets	490,322	-	210,511	214,824	(46,725)	(52,862)

NET ASSETS:
Beginning of year	-	-	1,187,791	972,967	453,886	506,748
End of year	$490,322	$-	$1,398,302	$1,187,791	$407,161	$453,886

(b) Investment addition. See Note 1.

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Invesco V.I. Health Care Fund		Invesco V.I. Main Street Mid Cap Fund®		Invesco V.I. Main Street Small Cap Fund®
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(9,700)	$(9,168)	$(487)	$(455)	$(18,757)	$(5,760)
Net realized gain (loss)	(1,277)	(14,659)	631	(102)	67,868	(4,667)
Change in unrealized gain (loss)	26,760	32,430	5,111	4,463	84,698	199,387
Net increase (decrease) in net assets from operations	15,783	8,603	5,255	3,906	133,809	188,960

FROM CONTRACT TRANSACTIONS:
Net purchase payments	10,521	13,544	1,504	175	49,523	38,828
Terminations and withdrawals	(33,396)	(52,490)	(1,241)	-	(145,093)	(144,174)
Contract benefits	-	-	-	-	(1,949)	(469)
Contract charges	(142)	(159)	(10)	(10)	(192)	(246)
Transfers	4,970	(30,993)	35	468	(11,506)	20,800
Net increase (decrease) in net assets from Contract transactions	(18,047)	(70,098)	288	633	(109,217)	(85,261)
Net increase (decrease) in net assets	(2,264)	(61,495)	5,543	4,539	24,592	103,699

NET ASSETS:
Beginning of year	621,793	683,288	35,357	30,818	1,338,728	1,235,029
End of year	$619,529	$621,793	$40,900	$35,357	$1,363,320	$1,338,728

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Janus Henderson Enterprise Portfolio		Janus Henderson Forty Portfolio		Janus Henderson Mid Cap Value Portfolio
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(7,833)	$(12,407)	$(12,827)	$(10,608)	$(3,639)	$(2,823)
Net realized gain (loss)	62,223	70,756	93,958	(5,861)	40,805	13,868
Change in unrealized gain (loss)	74,793	84,561	131,609	276,188	26,085	35,221
Net increase (decrease) in net assets from operations	129,183	142,910	212,740	259,719	63,251	46,266

FROM CONTRACT TRANSACTIONS:
Net purchase payments	25,900	22,460	12,510	14,368	145,950	11,732
Terminations and withdrawals	(176,749)	(80,915)	(148,521)	(137,743)	(94,234)	(93,986)
Contract benefits	(6,397)	-	-	-	-	-
Contract charges	(217)	(249)	(278)	(337)	(101)	(110)
Transfers	49,938	(29,712)	(464)	(24,325)	(391)	(19,052)
Net increase (decrease) in net assets from Contract transactions	(107,525)	(88,416)	(136,753)	(148,037)	51,224	(101,416)
Net increase (decrease) in net assets	21,658	54,494	75,987	111,682	114,475	(55,150)

NET ASSETS:
Beginning of year	974,902	920,408	844,547	732,865	529,088	584,238
End of year	$996,560	$974,902	$920,534	$844,547	$643,563	$529,088

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	MFS® New Discovery Series		MFS® Utilities Series		Pioneer Mid Cap Value VCT Portfolio
	2024	2023	2024	2023	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(6,926)	$(6,185)	$3,324	$8,271	$1,043	$1,201
Net realized gain (loss)	(19,921)	(25,378)	17,356	25,303	(5,333)	1,824
Change in unrealized gain (loss)	50,164	83,693	24,086	(49,277)	29,438	29,251
Net increase (decrease) in net assets from operations	23,317	52,130	44,766	(15,703)	25,148	32,276

FROM CONTRACT TRANSACTIONS:
Net purchase payments	24,258	25,958	18,658	18,389	675	765
Terminations and withdrawals	(20,454)	(25,976)	(69,014)	(20,849)	(76,191)	(103,500)
Contract benefits	-	(5,285)	-	-	-	-
Contract charges	(66)	(71)	(82)	(93)	(20)	(19)
Transfers	(5,452)	4,908	32,157	(190)	186	251
Net increase (decrease) in net assets from Contract transactions	(1,714)	(466)	(18,281)	(2,743)	(75,350)	(102,503)
Net increase (decrease) in net assets	21,603	51,664	26,485	(18,446)	(50,202)	(70,227)

NET ASSETS:
Beginning of year	473,388	421,724	429,635	448,081	319,559	389,786
End of year	$494,991	$473,388	$456,120	$429,635	$269,357	$319,559

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Statements of Changes in Net Assets

For the Years Ended December 31, 2024 and 2023

	Pioneer Select Mid Cap Growth VCT Portfolio
	2024	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$(11,415)	$(10,230)
Net realized gain (loss)	(722)	(20,908)
Change in unrealized gain (loss)	169,528	146,162
Net increase (decrease) in net assets from operations	157,391	115,024

FROM CONTRACT TRANSACTIONS:
Net purchase payments	13,367	17,059
Terminations and withdrawals	(95,379)	(83,365)
Contract benefits	(3,216)	-
Contract charges	(108)	(134)
Transfers	(7,854)	10,325
Net increase (decrease) in net assets from Contract transactions	(93,190)	(56,115)
Net increase (decrease) in net assets	64,201	58,909

NET ASSETS:
Beginning of year	745,117	686,208
End of year	$809,318	$745,117

The accompanying notes are an integral part of these financial statements.

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 1 - Organization

Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity Separate Account A“ or the “Separate Account”), which is a funding vehicle for the Commonwealth Annuity Advantage IV, Commonwealth Annuity Preferred Plus and Commonwealth Annuity Horizon annuity contracts, is a separate investment account of Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity”), established on February 15, 2007, for the purpose of separating from the general assets of Commonwealth Annuity (the “General Account”) those assets used to fund the variable portion of certain variable annuity contracts (the “Contracts”) issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited (“GAFG”), a Bermuda company. GAFG was a majority-owned subsidiary of KKR & Co., Inc. (“KKR”). On January 2, 2024, KKR acquired all of the remaining minority equity interests of GAFG that KKR did not already own. At the closing of the transaction, GAFG became a wholly-owned subsidiary of KKR.

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. The General Account is subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Global Atlantic Distributors, LLC is the principal underwriter for the Separate Account. Global Atlantic Distributors, LLC, an affiliate of Commonwealth Annuity, is a wholly-owned indirect subsidiary of GAFG.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in an Underlying Fund.  Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account.  Sixty Sub-Accounts were offered by the Separate Account during 2024, of which fifty-eight had activity.  Two Sub-Accounts had no Contract owner activity during the year and a zero balance at December 31, 2024.

The following underlying funds had net assets as of or during the year ended December 31, 2024:

Underlying Fund	Class
AB VPS Discovery Value Portfolio	Class B
AB VPS International Value Portfolio	Class B
AB VPS Small Cap Growth Portfolio	Class B
Fidelity VIP Contrafund® Portfolio	Service Class 2
Fidelity VIP Disciplined Small Cap Portfolio	Service Class 2
Fidelity VIP Equity-Income Portfolio	Service Class 2
Fidelity VIP Freedom 2015 Portfolio	Service Class 2
Fidelity VIP Freedom 2020 Portfolio	Service Class 2
Fidelity VIP Freedom 2025 Portfolio	Service Class 2
Fidelity VIP Freedom 2030 Portfolio	Service Class 2
Fidelity VIP Freedom 2035 Portfolio	Service Class 2
Fidelity VIP Freedom 2040 Portfolio	Service Class 2
Fidelity VIP Freedom 2045 Portfolio	Service Class 2
Fidelity VIP Freedom 2050 Portfolio	Service Class 2
Fidelity VIP Freedom Income Portfolio	Service Class 2
Fidelity VIP Growth Opportunities Portfolio	Service Class 2
Fidelity VIP Index 500 Portfolio	Service Class 2
Fidelity VIP Mid Cap Portfolio	Service Class 2

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 1 - Organization (Continued)

Underlying Fund (continued)	Class
Fidelity VIP Overseas Portfolio	Service Class 2
Fidelity VIP Strategic Income Portfolio	Service Class 2
FT VIP Franklin Income VIP Fund	Class 2
FT VIP Franklin Mutual Global Discovery VIP Fund	Class 2
FT VIP Franklin Mutual Shares VIP Fund	Class 2
FT VIP Franklin Small Cap Value VIP Fund	Class 2
FT VIP Templeton Growth VIP Fund	Class 2
Goldman Sachs Balanced Strategy Portfolio	Class A
Goldman Sachs Dynamic Global Equity Fund	Class A
Goldman Sachs Global Real Estate Securities Fund	Class A
Goldman Sachs Growth and Income Strategy Portfolio	Class A
Goldman Sachs Growth Strategy Portfolio	Class A
Goldman Sachs Real Estate Securities Fund	Class A
Goldman Sachs Technology Opportunities Fund	Class A
Goldman Sachs VIT Core Fixed Income Fund	Service Shares
Goldman Sachs VIT Government Money Market Fund	Service Shares
Goldman Sachs VIT International Equity Insights Fund	Service Shares
Goldman Sachs VIT Large Cap Value Fund	Service Shares
Goldman Sachs VIT Mid Cap Growth Fund	Service Shares
Goldman Sachs VIT Mid Cap Value Fund	Service Shares
Goldman Sachs VIT Small Cap Equity Insights Fund	Service Shares
Goldman Sachs VIT Strategic Growth Fund	Service Shares
Goldman Sachs VIT Trend Driven Allocation Fund	Service Shares
Goldman Sachs VIT U.S. Equity Insights Fund	Service Shares
Invesco V.I. American Franchise Fund	Series II Shares
Invesco V.I. Conservative Balanced Fund	Series II
Invesco V.I. Core Equity Fund	Series II Shares
Invesco V.I. Equity and Income Fund	Series II Shares
Invesco V.I. Global Fund	Series II
Invesco V.I. Global Strategic Income Fund	Series II
Invesco V.I. Health Care Fund	Series II Shares
Invesco V.I. Main Street Mid Cap Fund®	Series II Shares
Invesco V.I. Main Street Small Cap Fund®	Series II
Janus Henderson Enterprise Portfolio	Service Shares
Janus Henderson Forty Portfolio	Service Shares
Janus Henderson Mid Cap Value Portfolio	Service Shares
MFS® New Discovery Series	Service Class
MFS® Utilities Series	Service Class
Pioneer Mid Cap Value VCT Portfolio	Class II
Pioneer Select Mid Cap Growth VCT Portfolio	Class I

The following underlying funds had no assets as of or during the year ended December 31,2024:

Underlying Fund	Class
Fidelity VIP Freedom 2005 Portfolio	Service Class 2
Fidelity VIP Freedom 2010 Portfolio	Service Class 2

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 1 - Organization (Continued)

Each Sub-Account invests exclusively in one of the Underlying Funds that are part of the following fund groups:

Fund Group
AB Variable Products Series Fund, Inc.
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
Fidelity Variable Insurance Products Funds
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs Trust
Goldman Sachs Variable Insurance Trust
Janus Aspen Series
MFS® Variable Insurance Trust
Pioneer Variable Contracts Trust

In 2024 the following Underlying Fund of a Sub-Accounts were merged:

Date	Surviving Fund	Closed Fund
April 26, 2024	Invesco V.I. Equity and Income Fund	Invesco V.I. Conservative Balanced Fund
June 7, 2024	Fidelity VIP Freedom Income Portfolio	Fidelity VIP Freedom 2005 Portfolio

Underlying Fund mergers are effectively corporate actions of the related Sub-Account investments.  Upon the date of the Underlying Fund merger the net assets of the Sub-Account investing in the closed fund are transferred to the Sub-Account investing in the surviving fund.  These transfers are reflected in the Transfers line of the Statements of Changes in Net Assets.  Note that for periods presented throughout the financial statements and financial highlights, Sub-Accounts investing in closed funds are presented from January 1, 2024 through the merger date referenced above and Sub-Accounts investing in the surviving fund are presented from the merger date through December 31, 2024.

In 2024 one additional investment option was made available under the Separate Account. The Sub-Account will invest exclusively in shares of the following Underlying Fund:

Date	New Investment
April 26, 2024	Invesco V.I. Equity and Income Fund

From time to time Commonwealth Annuity reviews its product offerings, particularly with regard to the utilization of its Sub-Account offerings, and determines if it is necessary to discontinue certain Sub-Accounts. The following Sub-Account is closed to new payment allocations and transfers:

Closed Sub-Account
AB VPS Small Cap Growth Portfolio

Note 2 - Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services - Investment Companies". The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 2 - Summary of Significant Accounting Policies (Continued)

Subsequent Events

For the year ended December 31, 2024, Commonwealth Annuity evaluated subsequent events through April 14, 2025; the issuance date of the financial statements. There are no subsequent events requiring accounting adjustments or disclosure.

Investments

Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share (“NAV”) of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

Financial Instruments

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP establishes a three-level valuation hierarchy based upon observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument’s level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement of the financial instrument. The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1	Inputs are unadjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.
Level 2

Inputs to valuation techniques are observable either directly or indirectly through quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3	Model-derived where one or more inputs to the valuation techniques are significant and unobservable.

The Underlying Funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

Annuitized Contracts

Net assets allocated to Contracts in the payout phase (“Payout Reserves”) involving life contingencies are computed according to either the 1983A, Annuity 2000, or 2012 IAR mortality tables. The assumed investment return is 2.5

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 2 - Summary of Significant Accounting Policies (Continued)

percent. The mortality risk is fully borne by Commonwealth Annuity and may result in greater amounts being transferred into the Separate Account by Commonwealth Annuity to cover greater than expected longevity of annuitants. Conversely, if amounts allocated exceed amounts required, transfers may be made to Commonwealth Annuity.

Statements of Changes in Net Assets

Contract owners may allocate their Contract values to variable investment options in the Separate Account and the Fixed Account. The Fixed Account is a part of the General Account that guarantees principal and a fixed minimum interest rate.

Net purchase payments represent payments by Contract owners under the Contracts (excluding amounts allocated to the Fixed Account) reduced by applicable deductions, charges, and state premium taxes. Terminations and withdrawals are payments to Contract owners and beneficiaries made under the terms of the Contracts and amounts that Contract owners have requested to be withdrawn and paid to them. Contract charges are deductions from Contract values for optional rider benefits and annual Contract fees. Contract benefits are payments made to Contract owners and beneficiaries under the terms of the Contracts. Transfers include amounts that Contract owners have directed to be moved among variable Sub-Accounts, along with transfers from and to Contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2024.

Diversification Requirement

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Segment Reporting

The Separate Account adopted FASB issued ASU 2023-07, "Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures" ("ASU 2023-07") in 2024.  ASU 2023-07 intends to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses.  The Separate Account’s adoption of the new standard impacted financial statement disclosures only and did not affect the Sub-Accounts’ financial position or results of operations.

The Separate Account is engaged in a single line of business as a funding vehicle for the Commonwealth Annuity Advantage IV, Commonwealth Annuity Preferred Plus and Commonwealth Annuity Horizon annuity contracts, established for the purpose of separating from the General Account those assets used to fund the variable portion of the Contracts issued by Commonwealth Annuity. The President of Commonwealth Annuity acts as the chief

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 2 - Summary of Significant Accounting Policies (Continued)

operating decision maker ("CODM"), who is responsible for ensuring the Separate Account maintains compliance with its Contract agreements and meets applicable regulations and reporting requirements.  Each Sub-Account’s operations constitute a single operating segment, and therefore, a single reportable segment, because the CODM manages the business using Net Increase in net assets from operations as their performance measure, in order to make operational decisions of each of the Sub-Accounts within the Separate Account.  Refer to the Statements of Net Assets, Statements of Operations and Statements of Changes in Net Assets and related notes for each Sub-Account’s operating segment assets, revenues, and significant expenses.

Note 3 - Expenses and Related Party Transactions

Commonwealth Annuity assesses a fee to compensate for certain mortality and expense risks it has assumed. The mortality risk assumed by Commonwealth Annuity is that annuitants may live for a longer time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of benefit payments greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges provided in the Contracts. If the fee for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, Commonwealth Annuity will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to Commonwealth Annuity. Commonwealth Annuity also assesses an administrative charge. Both of these charges are imposed during the accumulation phase and the annuity payout phase.

A Contract fee may be deducted during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. Subject to state availability, Commonwealth Annuity offers a number of optional benefit riders. A separate charge is made for each rider. Charges vary depending upon the optional benefits selected and by the underwriting classification of the annuitant. Commonwealth Annuity may also charge other one-time fees for certain Contract transactions, which are not listed in the following table. When Contract value has been allocated to more than one investment option, the Contract fee is deducted from the purchase payments and related earnings in the chronological order in which they were received. Contract fees may be waived by Commonwealth Annuity in certain cases at its discretion, and where permitted by law.

Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account (“Unit Fair Value”) or deducted from individual Contracts (“Individual Contract”). Current fees and charges are summarized in the following table.

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 3 - Expenses and Related Party Transactions (Continued)

	Commonwealth Annuity Advantage IV	Commonwealth Annuity Advantage IV with Optional Rider(s)	Commonwealth Annuity Preferred Plus	Commonwealth Annuity Preferred Plus with Optional Rider(s)	Commonwealth Annuity Horizon
Annual Contract Fee	$30	$30	$30	$30	$30

Separate Account Annual Expenses
Mortality and Expense Risk Fee	1.15%	1.15%	1.35%	1.35%	0.60%
Administrative Charge	0.15%	0.15%	0.15%	0.15%	0.15%
Total Separate Account Annual Expense without optional riders	1.30%	1.30%	1.50%	1.50%	0.75%

Sub-Account Rider Charges:
Optional Step-Up Death Benefit Charge	N/A	0.20%	N/A	0.20%	N/A
No Withdrawal Charge Rider	N/A	0.35%	N/A	N/A	N/A

Contract Rider Charges:
Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider:
Maximum Charge:	1.00%	1.00%	1.00%	1.00%	N/A
Current Charge:	0.50%	0.50%	0.50%	0.50%	N/A

GLWB Plus for Two
Maximum Charge:	1.50%	1.50%	1.50%	1.50%	N/A
Current Charge:	0.75%	0.75%	0.75%	0.75%	N/A

	When Charge is Deducted	How Deducted	Financial Statement Line
Annual Contract Fee	Annually,and upon full surrender of the Contract	Charged against individual Contracts	Statements of Changes in Net Assets, Contract charges
Mortality and Expense Risk Fee	Daily	Deducted from Sub-Accounts as a reduction in Unit Fair Value	Statements of Operations, Mortality and expense risk fees
Administrative Charge	Daily	Deducted from Sub-Accounts as a reduction in Unit Fair Value	Statements of Operations, Other expenses
Sub-Account Rider Charges	Daily	Deducted from Sub-Accounts as a reduction in Unit Fair Value	Statements of Operations, Other expenses
Contract Rider Charges	Monthly	Charged against individual Contracts	Statements of Changes in Net Assets, Contract charges

A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged is determined by the product, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract owner or annuitant are included in certain classes exempt from these charges. Total surrender charges assessed under a Contract will never exceed 8% of the total purchase payments (not including purchase payment bonuses) made under the Contract.

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 3 - Expenses and Related Party Transactions (Continued)

Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

There are other fees and charges that may be assessed at the discretion of Commonwealth Annuity, in accordance with Contract terms.

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 4 - Changes In Units Outstanding

The changes in units outstanding were as follows:

	2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Sub-Account	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
AB VPS Discovery Value Portfolio	6,116	(29,025)	(22,909)	24,748	(40,175)	(15,427)
AB VPS International Value Portfolio	6,658	(49,335)	(42,677)	7,116	(20,409)	(13,293)
AB VPS Small Cap Growth Portfolio	66	(6,440)	(6,374)	198	(16,780)	(16,582)
Fidelity VIP Contrafund® Portfolio	43,773	(84,687)	(40,914)	40,375	(98,101)	(57,726)
Fidelity VIP Disciplined Small Cap Portfolio	3,217	(17,773)	(14,556)	5,286	(3,421)	1,865
Fidelity VIP Equity-Income Portfolio	28,939	(36,850)	(7,911)	33,231	(71,412)	(38,181)
Fidelity VIP Freedom 2015 Portfolio	11,934	(28,396)	(16,462)	11,186	(16)	11,170
Fidelity VIP Freedom 2020 Portfolio	7,388	(17,516)	(10,128)	7,914	(259,547)	(251,633)
Fidelity VIP Freedom 2025 Portfolio	5,739	(811)	4,928	6,317	(40,406)	(34,089)
Fidelity VIP Freedom 2030 Portfolio	9,292	(25,832)	(16,540)	7,743	(24,549)	(16,806)
Fidelity VIP Freedom 2035 Portfolio	8,739	(28,271)	(19,532)	8,259	(51,231)	(42,972)
Fidelity VIP Freedom 2040 Portfolio	3,401	(59,144)	(55,743)	3,071	(55,347)	(52,276)
Fidelity VIP Freedom 2045 Portfolio	9,875	(21,685)	(11,810)	12,013	(2,529)	9,484
Fidelity VIP Freedom 2050 Portfolio	8,205	(151)	8,054	7,735	(1,573)	6,162
Fidelity VIP Freedom Income Portfolio	11,178	-	11,178	-	-	-
Fidelity VIP Growth Opportunities Portfolio	8,780	(37,184)	(28,404)	7,194	(17,228)	(10,034)
Fidelity VIP Index 500 Portfolio	49,973	(133,396)	(83,423)	67,699	(174,876)	(107,177)
Fidelity VIP Mid Cap Portfolio	18,336	(42,166)	(23,830)	39,276	(34,460)	4,816
Fidelity VIP Overseas Portfolio	10,353	(5,964)	4,389	12,608	(7,028)	5,580
Fidelity VIP Strategic Income Portfolio	37,901	(23,319)	14,582	37,187	(76,229)	(39,042)
FT VIP Franklin Income VIP Fund	26,733	(163,689)	(136,956)	22,732	(338,922)	(316,190)
FT VIP Franklin Mutual Global Discovery VIP Fund	15,022	(99,404)	(84,382)	20,965	(43,501)	(22,536)
FT VIP Franklin Mutual Shares VIP Fund	10,421	(24,857)	(14,436)	11,446	(40,571)	(29,125)
FT VIP Franklin Small Cap Value VIP Fund	6,577	(8,135)	(1,558)	8,321	(9,500)	(1,179)
FT VIP Templeton Growth VIP Fund	2,513	(2,503)	10	1,815	(3,909)	(2,094)
Goldman Sachs Balanced Strategy Portfolio	15,223	(39,081)	(23,858)	21,845	(33,227)	(11,382)

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 4 - Changes In Units Outstanding (Continued)

	2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Sub-Account	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Goldman Sachs Dynamic Global Equity Fund	65	(136)	(71)	176	(29,817)	(29,641)
Goldman Sachs Global Real Estate Securities Fund	862	(2,798)	(1,936)	1,104	(601)	503
Goldman Sachs Growth and Income Strategy Portfolio	7,879	(48,038)	(40,159)	15,365	(78,146)	(62,781)
Goldman Sachs Growth Strategy Portfolio	9,392	(1,268)	8,124	17,169	(178,854)	(161,685)
Goldman Sachs Real Estate Securities Fund	12,506	(8,685)	3,821	15,998	(14,935)	1,063
Goldman Sachs Technology Opportunities Fund	7,706	(18,573)	(10,867)	13,563	(14,482)	(919)
Goldman Sachs VIT Core Fixed Income Fund	6,866	(31,626)	(24,760)	9,810	(20,398)	(10,588)
Goldman Sachs VIT Government Money Market Fund	213,565	(358,445)	(144,880)	658,344	(717,990)	(59,646)
Goldman Sachs VIT International Equity Insights Fund	452	(23,439)	(22,987)	568	(8,134)	(7,566)
Goldman Sachs VIT Large Cap Value Fund	1,281	(3,186)	(1,905)	1,380	(3,259)	(1,879)
Goldman Sachs VIT Mid Cap Growth Fund	41,443	(19,931)	21,512	1,228	(2,482)	(1,254)
Goldman Sachs VIT Mid Cap Value Fund	1,058	(4,139)	(3,081)	917	(105)	812
Goldman Sachs VIT Small Cap Equity Insights Fund	324	(753)	(429)	508	(1,216)	(708)
Goldman Sachs VIT Strategic Growth Fund	5,038	(12,117)	(7,079)	5,018	(6,506)	(1,488)
Goldman Sachs VIT Trend Driven Allocation Fund	-	(3)	(3)	-	(4)	(4)
Goldman Sachs VIT U.S. Equity Insights Fund	99	(6,516)	(6,417)	101	(163)	(62)
Invesco V.I. American Franchise Fund	3,112	(5,501)	(2,389)	4,600	(5,667)	(1,067)

Invesco V.I. Conservative Balanced Fund_(a)	3,819	(366,367)	(362,548)	8,987	(16,396)	(7,409)
Invesco V.I. Core Equity Fund	239	(20,846)	(20,607)	763	(11,843)	(11,080)
Invesco V.I. Equity and Income Fund_(b)	47,525	(1,358)	46,167	-	-	-

(a) Merger. See Note 1.
(b) Investment addition. See Note 1.

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 4 - Changes In Units Outstanding (Continued)

	2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Sub-Account	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Invesco V.I. Global Fund	47,904	(32,331)	15,573	30,360	(73,671)	(43,311)
Invesco V.I. Global Strategic Income Fund	31,840	(73,484)	(41,644)	12,742	(83,684)	(70,942)
Invesco V.I. Health Care Fund	8,110	(14,151)	(6,041)	6,929	(31,930)	(25,001)
Invesco V.I. Main Street Mid Cap Fund®	2,133	(2,025)	108	443	(7)	436
Invesco V.I. Main Street Small Cap Fund®	16,701	(53,782)	(37,081)	30,566	(62,824)	(32,258)
Janus Henderson Enterprise Portfolio	17,510	(42,087)	(24,577)	6,570	(30,177)	(23,607)
Janus Henderson Forty Portfolio	3,910	(30,890)	(26,980)	4,726	(42,714)	(37,988)
Janus Henderson Mid Cap Value Portfolio	58,500	(36,682)	21,818	6,851	(55,120)	(48,269)
MFS® New Discovery Series	11,400	(11,968)	(568)	11,516	(12,257)	(741)
MFS® Utilities Series	20,299	(26,119)	(5,820)	8,181	(8,941)	(760)
Pioneer Mid Cap Value VCT Portfolio	381	(34,856)	(34,475)	717	(53,141)	(52,424)
Pioneer Select Mid Cap Growth VCT Portfolio	4,447	(33,269)	(28,822)	11,277	(31,811)	(20,534)

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 5 - Purchases and Sales of Investments

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2024 were as follows:

Investment Portfolios	Purchases	Sales
AB VPS Discovery Value Portfolio	$46,057	$84,794
AB VPS International Value Portfolio	7,007	37,338
AB VPS Small Cap Growth Portfolio	135	24,991
Fidelity VIP Contrafund® Portfolio	647,365	411,437
Fidelity VIP Disciplined Small Cap Portfolio	12,338	56,712
Fidelity VIP Equity-Income Portfolio	211,503	135,916
Fidelity VIP Freedom 2015 Portfolio	43,266	55,887
Fidelity VIP Freedom 2020 Portfolio	35,777	42,408
Fidelity VIP Freedom 2025 Portfolio	29,086	10,483
Fidelity VIP Freedom 2030 Portfolio	30,286	66,174
Fidelity VIP Freedom 2035 Portfolio	36,703	80,853
Fidelity VIP Freedom 2040 Portfolio	21,332	178,260
Fidelity VIP Freedom 2045 Portfolio	43,684	70,464
Fidelity VIP Freedom 2050 Portfolio	33,272	4,102
Fidelity VIP Freedom Income Portfolio	16,451	622
Fidelity VIP Growth Opportunities Portfolio	60,851	298,192
Fidelity VIP Index 500 Portfolio	253,324	629,609
Fidelity VIP Mid Cap Portfolio	230,057	135,265
Fidelity VIP Overseas Portfolio	40,471	16,289
Fidelity VIP Strategic Income Portfolio	69,820	37,466
FT VIP Franklin Income VIP Fund	164,797	329,483
FT VIP Franklin Mutual Global Discovery VIP Fund	135,111	218,855
FT VIP Franklin Mutual Shares VIP Fund	29,931	49,238
FT VIP Franklin Small Cap Value VIP Fund	30,645	25,504
FT VIP Templeton Growth VIP Fund	4,366	4,420
Goldman Sachs Balanced Strategy Portfolio	41,216	66,958
Goldman Sachs Dynamic Global Equity Fund	25,087	4,063
Goldman Sachs Global Real Estate Securities Fund	10,096	25,433
Goldman Sachs Growth and Income Strategy Portfolio	55,226	85,780
Goldman Sachs Growth Strategy Portfolio	86,275	12,890
Goldman Sachs Real Estate Securities Fund	44,897	18,389
Goldman Sachs Technology Opportunities Fund	97,258	129,839
Goldman Sachs VIT Core Fixed Income Fund	18,336	42,594
Goldman Sachs VIT Government Money Market Fund	353,172	366,125
Goldman Sachs VIT International Equity Insights Fund	3,117	27,843
Goldman Sachs VIT Large Cap Value Fund	18,590	8,427
Goldman Sachs VIT Mid Cap Growth Fund	170,883	74,937
Goldman Sachs VIT Mid Cap Value Fund	11,381	13,535
Goldman Sachs VIT Small Cap Equity Insights Fund	7,820	3,191
Goldman Sachs VIT Strategic Growth Fund	57,013	54,770
Goldman Sachs VIT Trend Driven Allocation Fund	248	109
Goldman Sachs VIT U.S. Equity Insights Fund	6,911	25,215
Invesco V.I. American Franchise Fund	11,508	23,308

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 5 - Purchases and Sales of Investments (Continued)

Investment Portfolios	Purchases	Sales
Invesco V.I. Conservative Balanced Fund (a)	$15,535	$476,508
Invesco V.I. Core Equity Fund	23,779	60,698
Invesco V.I. Equity and Income Fund (b)	501,130	18,162
Invesco V.I. Global Fund	200,198	95,718
Invesco V.I. Global Strategic Income Fund	50,619	96,306
Invesco V.I. Health Care Fund	22,995	50,742
Invesco V.I. Main Street Mid Cap Fund®	4,566	3,800
Invesco V.I. Main Street Small Cap Fund®	93,399	172,519
Janus Henderson Enterprise Portfolio	124,120	196,708
Janus Henderson Forty Portfolio	76,786	167,353
Janus Henderson Mid Cap Value Portfolio	178,983	101,322
MFS® New Discovery Series	33,851	42,490
MFS® Utilities Series	74,324	75,780
Pioneer Mid Cap Value VCT Portfolio	24,838	80,377
Pioneer Select Mid Cap Growth VCT Portfolio	11,456	116,061

(a) Merger. See Note 1.
(b) Investment addition. See Note 1.

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 6 - Financial Highlights

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the Contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum Contract charges offered by the Separate Account as Contract owners may not have selected all available and applicable Contract options as discussed in Note 3.

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
AB VPS Discovery Value Portfolio
2024	192,463	2.72	3.15	543,249	0.64	0.75	1.65	7.94	9.00
2023	215,372	2.52	2.89	561,098	0.78	0.75	1.65	15.07	16.06
2022	230,799	2.19	2.49	521,728	0.80	0.75	1.65	(17.36)	(16.72)
2021	280,461	2.65	2.99	763,121	0.65	0.75	1.65	33.17	34.68
2020	279,238	1.99	2.22	568,463	0.82	0.75	1.65	1.53	2.30
AB VPS International Value Portfolio
2024	116,726	0.69	1.34	88,942	2.08	0.75	1.65	2.99	3.88
2023	159,403	0.67	1.29	115,601	0.71	0.75	1.65	11.67	14.16
2022	172,696	0.60	1.13	110,302	3.20	0.75	1.65	(14.29)	(14.39)
2021	303,569	0.70	1.32	228,004	1.82	0.75	1.65	7.69	10.00
2020	224,467	0.65	1.20	155,663	1.39	0.75	1.65	1.56	0.84
AB VPS Small Cap Growth Portfolio
2024	57,235	3.66	3.93	217,635	N/A	1.30	1.70	16.56	16.96
2023	63,609	3.14	3.36	207,125	N/A	1.30	1.70	15.44	16.26
2022	80,191	2.72	2.89	225,127	N/A	1.30	1.70	(40.22)	(40.04)
2021	93,451	4.55	4.82	438,295	N/A	1.30	1.70	7.31	7.59
2020	101,607	4.24	4.48	443,651	N/A	1.30	1.70	50.89	51.86

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 6 - Financial Highlights (Continued)

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
Fidelity VIP Contrafund® Portfolio
2024	788,555	4.88	5.64	4,030,705	0.03	0.75	1.70	31.18	32.39
2023	829,469	3.72	4.26	3,223,255	0.26	0.75	1.70	30.99	32.30
2022	887,195	2.84	3.22	2,627,002	0.25	0.75	1.70	(27.92)	(26.98)
2021	984,289	3.94	4.41	4,018,130	0.03	0.75	1.70	25.48	26.36
2020	1,182,918	3.14	3.49	3,836,459	0.09	0.75	1.70	28.16	29.26
Fidelity VIP Disciplined Small Cap Portfolio
2024	64,302	3.26	3.72	216,286	0.85	0.75	1.65	14.39	15.89
2023	78,858	2.85	3.21	231,769	0.87	0.75	1.65	18.75	19.78
2022	76,993	2.40	2.68	190,342	0.59	0.75	1.65	(19.73)	(19.28)
2021	82,331	2.99	3.32	253,603	0.16	0.75	1.65	18.65	19.86
2020	75,711	2.52	2.77	196,439	0.58	0.75	1.65	16.13	16.88
Fidelity VIP Equity-Income Portfolio
2024	513,636	3.17	3.64	1,690,556	1.61	0.75	1.65	12.81	14.47
2023	521,547	2.81	3.18	1,513,632	1.73	0.75	1.65	8.91	9.28
2022	559,728	2.58	2.91	1,494,500	1.58	0.75	1.65	(6.86)	(5.83)
2021	683,789	2.77	3.09	1,951,877	1.66	0.75	1.65	22.57	23.60
2020	714,605	2.26	2.50	1,664,432	1.52	0.75	1.65	4.63	5.49
Fidelity VIP Freedom 2015 Portfolio
2024	179,064	1.87	2.09	337,880	3.13	0.75	1.50	4.47	5.56
2023	195,526	1.79	1.98	352,212	3.46	0.75	1.50	9.15	9.39
2022	184,356	1.64	1.81	304,668	1.92	0.75	1.50	(15.90)	(15.02)
2021	173,137	1.95	2.13	340,872	0.89	0.75	1.50	5.41	6.50
2020	89,611	1.85	2.00	167,749	1.00	0.75	1.50	12.12	12.36
Fidelity VIP Freedom 2020 Portfolio
2024	187,593	1.99	2.28	386,771	2.69	0.75	1.65	5.29	6.54
2023	197,721	1.89	2.14	388,356	2.37	0.75	1.65	10.53	11.46
2022	449,354	1.71	1.92	824,692	1.86	0.75	1.65	(17.39)	(16.52)
2021	470,901	2.07	2.30	1,037,500	0.83	0.75	1.65	7.25	8.49
2020	516,247	1.93	2.12	1,048,967	1.05	0.75	1.65	12.87	13.98

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 6 - Financial Highlights (Continued)

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
Fidelity VIP Freedom 2025 Portfolio
2024	305,818	2.24	2.51	694,755	2.31	0.75	1.50	6.67	7.73
2023	300,890	2.10	2.33	639,905	2.53	0.75	1.50	11.11	12.02
2022	334,979	1.89	2.08	636,631	2.19	0.75	1.50	(17.83)	(17.13)
2021	170,576	2.30	2.51	401,088	0.79	0.75	1.50	9.00	9.61
2020	187,948	2.11	2.29	404,072	0.76	0.75	1.50	14.05	15.08
Fidelity VIP Freedom 2030 Portfolio
2024	153,229	2.44	2.73	378,764	1.98	0.75	1.50	7.49	8.33
2023	169,769	2.27	2.52	389,962	2.17	0.75	1.50	12.38	13.51
2022	186,575	2.02	2.22	379,716	1.65	0.75	1.50	(18.22)	(17.78)
2021	214,884	2.47	2.70	535,126	0.86	0.75	1.50	10.27	11.57
2020	221,757	2.24	2.42	499,665	1.00	0.75	1.50	14.87	15.79
Fidelity VIP Freedom 2035 Portfolio
2024	152,098	2.67	3.07	427,447	1.59	0.75	1.70	8.98	10.04
2023	171,630	2.45	2.79	440,952	1.75	0.75	1.70	14.49	15.77
2022	214,602	2.14	2.41	479,948	1.25	0.75	1.70	(19.25)	(18.58)
2021	298,627	2.65	2.96	822,139	0.79	0.75	1.70	13.25	14.29
2020	302,553	2.34	2.59	733,317	0.87	0.75	1.70	15.84	17.19
Fidelity VIP Freedom 2040 Portfolio
2024	122,029	2.87	3.28	364,552	1.06	0.75	1.65	10.81	11.95
2023	177,772	2.59	2.93	478,438	1.26	0.75	1.65	16.67	17.67
2022	230,048	2.22	2.49	530,383	1.30	0.75	1.65	(19.86)	(18.89)
2021	297,021	2.77	3.07	853,557	0.63	0.75	1.65	15.90	16.29
2020	361,683	2.39	2.64	896,954	0.64	0.75	1.65	17.16	18.39
Fidelity VIP Freedom 2045 Portfolio
2024	179,155	2.99	3.34	543,091	1.05	0.75	1.50	11.99	12.84
2023	190,965	2.67	2.96	516,299	1.30	0.75	1.50	17.11	17.93
2022	181,481	2.28	2.51	417,524	1.43	0.75	1.50	(19.43)	(19.03)
2021	171,027	2.83	3.10	489,395	0.74	0.75	1.50	15.51	16.98
2020	146,346	2.45	2.65	360,871	0.71	0.75	1.50	17.22	17.78

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 6 - Financial Highlights (Continued)

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
Fidelity VIP Freedom 2050 Portfolio
2024	110,605	2.93	3.35	338,435	1.13	0.75	1.65	11.83	12.79
2023	102,551	2.62	2.97	280,354	1.31	0.75	1.65	16.96	18.33
2022	96,389	2.24	2.51	224,354	1.45	0.75	1.65	(19.71)	(19.03)
2021	91,750	2.79	3.10	265,376	0.68	0.75	1.65	15.77	16.54
2020	101,863	2.41	2.66	253,800	0.76	0.75	1.65	16.99	18.22
Fidelity VIP Freedom Income Portfolio
2024	32,808	1.34	1.38	44,274	3.55	1.30	1.50	3.08	2.99
2023	21,630	1.30	1.30	28,152	4.06	1.50	1.50	5.69	5.69
2022	21,630	1.23	1.49	26,549	2.01	0.75	1.50	(13.38)	(12.87)
2021	98,282	1.42	1.71	143,928	0.79	0.75	1.50	1.43	1.79
2020	101,907	1.40	1.68	147,048	1.20	0.75	1.50	8.53	9.80
Fidelity VIP Growth Opportunities Portfolio
2024	181,618	8.53	9.05	1,608,319	N/A	1.30	1.70	36.26	36.71
2023	210,022	6.26	6.62	1,361,773	N/A	1.30	1.70	42.92	43.60
2022	220,056	4.38	4.61	996,665	N/A	1.30	1.70	(39.42)	(39.18)
2021	291,055	7.23	7.58	2,167,563	N/A	1.30	1.70	9.71	10.33
2020	321,392	6.59	6.87	2,174,639	N/A	1.30	1.70	65.58	65.94
Fidelity VIP Index 500 Portfolio
2024	939,826	4.86	5.60	4,752,822	1.06	0.75	1.70	22.42	23.62
2023	1,023,249	3.97	4.53	4,210,893	1.22	0.75	1.70	23.68	25.14
2022	1,130,426	3.21	3.62	3,748,911	1.21	0.75	1.70	(19.75)	(19.20)
2021	1,186,358	4.00	4.48	4,896,866	1.04	0.75	1.70	26.18	27.27
2020	1,407,819	3.17	3.52	4,592,790	1.53	0.75	1.70	15.69	17.33
Fidelity VIP Mid Cap Portfolio
2024	413,580	3.11	4.71	1,347,190	0.35	0.75	1.70	15.19	16.30
2023	437,410	2.70	4.05	1,233,392	0.41	0.75	1.70	12.97	13.76
2022	432,594	2.39	3.56	1,078,471	0.27	0.75	1.70	(16.43)	(15.44)
2021	438,504	2.86	4.21	1,303,209	0.35	0.75	1.70	23.28	24.19
2020	475,840	2.32	3.39	1,145,872	0.40	0.75	1.70	15.42	16.90

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 6 - Financial Highlights (Continued)

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
Fidelity VIP Overseas Portfolio
2024	170,315	1.90	2.01	334,666	1.42	1.30	1.65	2.70	3.61
2023	165,926	1.85	1.94	315,849	0.84	1.30	1.65	18.59	19.02
2022	160,346	1.56	1.75	257,974	0.81	0.75	1.65	(26.07)	(25.53)
2021	172,705	2.11	2.35	373,449	0.33	0.75	1.65	17.22	18.69
2020	161,106	1.80	1.98	296,215	0.22	0.75	1.65	13.92	14.45
Fidelity VIP Strategic Income Portfolio
2024	367,438	1.36	1.80	531,168	3.59	0.75	1.65	3.82	5.26
2023	352,856	1.31	1.71	488,016	4.48	0.75	1.65	7.38	8.23
2022	391,898	1.22	1.58	502,436	1.76	0.75	1.65	(12.86)	(12.22)
2021	779,171	1.40	1.80	1,138,356	2.54	0.75	1.65	1.45	2.86
2020	615,938	1.38	1.75	887,133	2.92	0.75	1.65	5.34	6.06
FT VIP Franklin Income VIP Fund
2024	1,054,716	1.86	2.19	2,047,609	5.30	0.75	1.65	5.68	6.31
2023	1,191,672	1.76	2.06	2,186,753	5.29	0.75	1.65	6.67	7.85
2022	1,507,862	1.65	1.91	2,576,715	5.01	0.75	1.65	(6.78)	(6.37)
2021	1,791,451	1.77	2.04	3,281,771	4.63	0.75	1.65	14.94	15.91
2020	2,013,850	1.54	1.76	3,204,043	5.63	0.75	1.65	(1.28)	0.00
FT VIP Franklin Mutual Global Discovery VIP Fund
2024	580,228	1.98	2.50	1,213,158	1.63	0.75	1.70	3.13	4.17
2023	664,610	1.92	2.40	1,346,562	2.46	0.75	1.70	18.52	19.40
2022	687,146	1.62	2.01	1,172,584	1.33	0.75	1.70	(6.36)	(5.63)
2021	767,159	1.73	2.13	1,391,767	2.64	0.75	1.70	16.89	18.33
2020	831,441	1.48	1.80	1,285,039	1.98	0.75	1.70	(6.33)	(5.26)
FT VIP Franklin Mutual Shares VIP Fund
2024	163,807	1.80	1.91	305,369	1.90	1.30	1.65	9.76	9.77
2023	178,243	1.64	1.74	302,760	1.75	1.30	1.65	11.56	12.26
2022	207,368	1.47	1.55	315,890	1.72	1.30	1.65	(9.26)	(8.82)
2021	240,326	1.62	1.70	400,790	2.87	1.30	1.65	17.39	17.24
2020	255,404	1.38	1.45	362,325	2.49	1.30	1.65	(6.76)	(5.84)

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 6 - Financial Highlights (Continued)

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
FT VIP Franklin Small Cap Value VIP Fund
2024	191,958	2.66	4.70	533,862	0.92	0.75	1.70	9.92	10.85
2023	193,516	2.42	4.24	489,350	0.52	0.75	1.70	11.01	11.87
2022	194,695	2.18	3.79	442,963	1.06	0.75	1.70	(11.74)	(10.61)
2021	277,898	2.47	4.24	712,214	1.04	0.75	1.70	23.50	24.34
2020	346,727	2.00	3.41	718,428	1.47	0.75	1.70	3.09	4.28
FT VIP Templeton Growth VIP Fund
2024	62,681	1.34	1.39	85,328	0.94	1.30	1.50	3.88	4.51
2023	62,671	1.29	1.33	82,019	3.30	1.30	1.50	19.44	18.75
2022	64,765	1.08	1.12	71,029	0.16	1.30	1.50	(12.90)	(12.50)
2021	79,104	1.24	1.28	99,545	1.12	1.30	1.50	3.33	3.23
2020	115,119	1.20	1.24	139,754	3.21	1.30	1.50	4.35	5.08
Goldman Sachs Balanced Strategy Portfolio
2024	373,253	1.44	1.55	563,508	3.61	1.30	1.70	5.88	6.90
2023	397,111	1.36	1.45	563,583	1.85	1.30	1.70	10.57	10.69
2022	408,493	1.23	1.31	526,013	3.36	1.30	1.70	(15.75)	(14.94)
2021	480,029	1.46	1.54	724,896	2.55	1.30	1.70	5.80	6.21
2020	578,468	1.38	1.45	827,812	1.74	1.30	1.70	8.66	9.02
Goldman Sachs Dynamic Global Equity Fund
2024	140,407	2.03	2.16	301,829	3.03	1.30	1.65	15.34	16.13
2023	140,478	1.76	1.86	260,806	1.45	1.30	1.65	18.12	18.47
2022	170,119	1.49	1.57	266,381	2.18	1.30	1.65	(20.32)	(20.30)
2021	240,539	1.87	1.97	469,691	6.05	1.30	1.65	17.61	18.67
2020	251,852	1.59	1.66	414,827	1.25	1.30	1.65	11.19	11.41
Goldman Sachs Global Real Estate Securities Fund
2024	11,337	8.24	8.32	94,206	2.97	1.30	1.65	(2.49)	(2.12)
2023	13,273	8.45	8.50	112,740	1.61	1.30	1.65	11.04	11.40
2022	12,770	7.61	7.63	97,364	1.23	1.30	1.65	(23.90)	(23.70)

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 6 - Financial Highlights (Continued)

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
Goldman Sachs Growth and Income Strategy Portfolio
2024	411,642	1.62	2.56	701,397	3.37	0.75	1.65	9.46	10.34
2023	451,801	1.48	2.32	702,005	1.72	0.75	1.65	12.98	13.73
2022	514,582	1.31	2.04	707,640	3.19	0.75	1.65	(17.09)	(16.05)
2021	656,267	1.58	2.43	1,085,151	3.67	0.75	1.65	10.49	11.47
2020	718,167	1.43	2.18	1,073,196	1.59	0.75	1.65	10.85	11.22
Goldman Sachs Growth Strategy Portfolio
2024	484,816	1.77	3.16	991,166	3.31	0.75	1.65	12.03	13.26
2023	476,692	1.58	2.79	866,007	1.43	0.75	1.65	15.33	16.25
2022	638,377	1.37	2.40	976,196	2.48	0.75	1.65	(18.45)	(17.53)
2021	772,397	1.68	2.91	1,415,098	4.35	0.75	1.65	15.07	15.48
2020	874,720	1.46	2.52	1,376,232	1.40	0.75	1.65	12.31	13.00
Goldman Sachs Real Estate Securities Fund
2024	196,351	1.71	2.57	350,284	2.10	0.75	1.65	4.27	5.33
2023	192,530	1.64	2.44	328,642	1.51	0.75	1.65	14.69	15.64
2022	191,467	1.43	2.11	284,751	1.20	0.75	1.65	(29.21)	(28.72)
2021	200,344	2.02	2.96	423,131	1.00	0.75	1.65	42.25	43.00
2020	218,555	1.42	2.07	323,941	1.27	0.75	1.65	(9.55)	(8.41)
Goldman Sachs Technology Opportunities Fund
2024	166,706	7.13	7.56	1,229,084	N/A	0.75	1.65	28.24	29.45
2023	177,573	5.56	5.84	1,018,507	N/A	0.75	1.65	55.31	56.57
2022	178,492	3.58	3.73	658,969	N/A	0.75	1.65	(40.43)	(39.74)
2021	181,197	6.01	6.19	1,119,219	N/A	0.75	1.65	19.48	20.43
2020	254,190	5.03	5.14	1,315,927	N/A	0.75	1.65	42.90	44.38
Goldman Sachs VIT Core Fixed Income Fund
2024	225,536	1.16	1.37	274,498	3.72	0.75	1.70	(0.85)	0.74
2023	250,296	1.17	1.36	306,546	2.79	0.75	1.70	4.46	4.62
2022	260,884	1.12	1.30	305,891	1.35	0.75	1.70	(15.79)	(15.03)
2021	285,465	1.33	1.53	394,598	1.23	0.75	1.70	(4.32)	(2.55)
2020	593,304	1.39	1.57	848,225	2.05	0.75	1.70	7.75	8.28

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 6 - Financial Highlights (Continued)

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
Goldman Sachs VIT Government Money Market Fund
2024	3,850,354	0.90	1.03	3,609,971	4.79	0.75	1.70	3.45	4.04
2023	3,995,234	0.87	0.99	3,622,924	4.68	0.75	1.70	2.35	4.21
2022	4,054,880	0.85	0.95	3,560,472	1.51	0.75	1.70	0.00	0.00
2021	2,630,675	0.85	0.95	2,305,737	0.01	0.75	1.70	(1.16)	(1.04)
2020	3,035,149	0.86	0.96	2,700,114	0.24	0.75	1.70	(2.27)	0.00
Goldman Sachs VIT International Equity Insights Fund
2024	32,232	1.12	2.13	40,988	2.12	0.75	1.50	4.67	4.93
2023	55,219	1.07	2.03	63,887	2.41	0.75	1.50	16.30	18.02
2022	62,785	0.92	1.72	61,857	2.93	0.75	1.50	(14.81)	(14.43)
2021	64,641	1.08	2.01	74,732	2.02	0.75	1.50	10.20	11.05
2020	251,689	0.98	1.81	251,394	1.40	0.75	1.50	4.26	5.23
Goldman Sachs VIT Large Cap Value Fund
2024	52,115	2.22	2.36	121,906	1.16	1.30	1.65	15.03	15.12
2023	54,020	1.93	2.05	109,551	1.54	1.30	1.65	10.92	11.41
2022	55,899	1.74	1.84	101,840	1.10	1.30	1.65	(7.94)	(7.54)
2021	64,054	1.89	1.99	126,578	0.84	1.30	1.65	21.94	22.09
2020	71,011	1.55	1.63	114,815	0.97	1.30	1.65	1.97	2.52
Goldman Sachs VIT Mid Cap Growth Fund
2024	74,144	3.80	4.43	293,504	N/A	0.75	1.70	18.38	19.41
2023	52,632	3.21	3.71	176,174	N/A	0.75	1.70	16.30	17.41
2022	53,886	2.76	3.16	154,484	N/A	0.75	1.70	(27.56)	(26.68)
2021	54,931	3.81	4.31	216,796	N/A	0.75	1.70	9.48	10.51
2020	90,075	3.48	3.90	322,967	N/A	0.75	1.70	42.04	43.38
Goldman Sachs VIT Mid Cap Value Fund
2024	42,857	3.01	3.17	132,743	0.75	1.30	1.65	10.26	10.45
2023	45,938	2.73	2.87	128,950	0.75	1.30	1.65	9.20	9.54
2022	45,126	2.50	2.62	115,621	0.39	1.30	1.65	(11.66)	(11.19)
2021	53,570	2.83	2.95	154,048	0.20	1.30	1.65	28.05	28.82
2020	60,798	2.21	2.29	136,152	0.37	1.30	1.65	6.76	7.01

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 6 - Financial Highlights (Continued)

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
Goldman Sachs VIT Small Cap Equity Insights Fund
2024	26,104	2.88	5.34	80,928	0.79	0.75	1.65	16.60	17.88
2023	26,533	2.47	4.53	70,168	0.82	0.75	1.65	17.06	17.97
2022	27,241	2.11	3.84	61,285	0.08	0.75	1.65	(20.97)	(20.17)
2021	30,723	2.67	4.81	86,812	0.18	0.75	1.65	21.92	22.70
2020	76,019	2.19	3.92	172,714	N/A	0.75	1.65	6.31	7.40
Goldman Sachs VIT Strategic Growth Fund
2024	98,643	4.97	7.99	505,172	N/A	0.75	1.65	30.10	30.98
2023	105,722	3.82	6.10	416,429	N/A	0.75	1.65	39.42	40.55
2022	107,210	2.74	4.34	302,975	N/A	0.75	1.65	(33.82)	(33.13)
2021	122,919	4.14	6.49	524,088	N/A	0.75	1.65	19.31	20.63
2020	130,575	3.47	5.38	463,868	N/A	0.75	1.65	37.70	39.02
Goldman Sachs VIT Trend Driven Allocation Fund
2024	4,999	1.52	1.70	7,931	3.19	0.75	1.65	10.14	10.39
2023	5,002	1.38	1.54	7,196	1.74	0.75	1.65	13.11	14.93
2022	5,006	1.22	1.34	6,314	N/A	0.75	1.65	(20.26)	(19.76)
2021	7,921	1.53	1.67	12,532	N/A	0.75	1.65	14.18	15.17
2020	27,905	1.34	1.45	38,529	0.26	0.75	1.65	2.29	3.57
Goldman Sachs VIT U.S. Equity Insights Fund
2024	13,173	3.71	3.83	49,182	0.32	1.30	1.50	26.19	26.40
2023	19,590	2.94	3.03	58,465	0.48	1.30	1.50	21.49	21.69
2022	19,652	2.42	3.47	48,128	0.56	0.75	1.50	(20.92)	(20.59)
2021	21,040	3.06	4.37	66,959	0.28	0.75	1.50	26.97	28.15
2020	53,902	2.41	3.41	131,886	0.54	0.75	1.50	15.87	16.38
Invesco V.I. American Franchise Fund
2024	53,882	4.06	4.32	224,503	N/A	1.30	1.65	32.25	32.92
2023	56,271	3.07	3.25	177,360	N/A	1.30	1.65	38.29	38.89
2022	57,338	2.22	2.34	130,752	N/A	1.30	1.65	(32.32)	(32.37)
2021	59,136	3.28	3.46	199,470	N/A	1.30	1.65	9.70	10.19
2020	53,396	2.99	3.14	163,216	N/A	1.30	1.65	39.72	40.18

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 6 - Financial Highlights (Continued)

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
Invesco V.I. Conservative Balanced Fund (a)
2024	-	1.23	2.03	-	2.43	0.75	1.65	1.65	2.01
2023	362,548	1.21	1.99	460,855	1.77	0.75	1.65	11.01	11.80
2022	369,957	1.09	1.78	424,076	1.14	0.75	1.65	(18.66)	(17.97)
2021	390,856	1.34	2.17	557,722	1.30	0.75	1.65	8.94	9.60
2020	399,308	1.23	1.98	523,762	1.77	0.75	1.65	11.82	13.79
Invesco V.I. Core Equity Fund
2024	88,983	2.80	3.52	265,055	0.46	0.75	1.65	22.81	24.38
2023	109,590	2.28	2.83	262,922	0.47	0.75	1.65	21.28	21.98
2022	120,670	1.88	2.32	238,402	0.62	0.75	1.65	(21.99)	(21.36)
2021	124,633	2.41	2.95	315,008	0.45	0.75	1.65	24.87	26.61
2020	126,664	1.93	2.33	254,519	1.07	0.75	1.65	12.21	12.56
Invesco V.I. Equity and Income Fund (b)
2024	46,167	10.60	10.66	490,322	1.59	0.75	1.65	6.00	6.60
Invesco V.I. Global Fund
2024	515,664	2.60	3.52	1,398,302	N/A	0.75	1.65	14.04	15.03
2023	500,091	2.28	3.06	1,187,791	N/A	0.75	1.65	32.56	33.62
2022	543,402	1.72	2.29	972,967	N/A	0.75	1.65	(33.33)	(32.45)
2021	545,927	2.58	3.39	1,456,609	N/A	0.75	1.65	13.66	14.14
2020	588,338	2.27	2.97	1,384,034	0.42	0.75	1.65	24.73	26.38
Invesco V.I. Global Strategic Income Fund
2024	322,806	1.20	1.28	407,161	2.78	0.75	1.70	0.84	2.40
2023	364,450	1.19	1.25	453,886	N/A	0.75	1.70	7.21	7.76
2022	435,392	1.11	1.16	506,748	N/A	0.75	1.70	(13.28)	(12.78)
2021	462,490	1.28	1.33	618,117	4.26	0.75	1.70	(5.19)	(4.32)
2020	487,002	1.35	1.39	683,861	5.53	0.75	1.70	0.75	2.21

(a) Merger. See Note 1.
(b) Investment addition. See Note 1.

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 6 - Financial Highlights (Continued)

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
Invesco V.I. Health Care Fund
2024	216,619	2.75	3.19	619,529	N/A	0.75	1.70	1.85	2.90
2023	222,660	2.70	3.10	621,793	N/A	0.75	1.70	1.12	1.97
2022	247,661	2.67	3.04	683,288	N/A	0.75	1.70	(14.97)	(14.12)
2021	271,272	3.14	3.54	878,533	0.00	0.75	1.70	10.18	11.32
2020	350,816	2.85	3.18	1,030,433	0.10	0.75	1.70	12.20	13.17
Invesco V.I. Main Street Mid Cap Fund®
2024	22,715	1.79	1.83	40,900	0.13	1.30	1.50	15.48	15.82
2023	22,607	1.55	1.58	35,357	0.04	1.30	1.50	12.32	12.06
2022	22,171	1.38	1.41	30,818	0.07	1.30	1.50	(15.85)	(15.57)
2021	21,104	1.64	1.67	34,781	0.24	1.30	1.50	21.48	21.90
2020	37,475	1.35	1.37	51,153	0.30	1.30	1.50	7.14	7.03
Invesco V.I. Main Street Small Cap Fund®
2024	415,572	3.13	4.06	1,363,320	N/A	0.75	1.65	10.60	11.54
2023	452,653	2.83	3.64	1,338,728	0.94	0.75	1.65	15.98	17.04
2022	484,911	2.44	3.11	1,235,029	0.24	0.75	1.65	(17.57)	(16.62)
2021	506,145	2.96	3.73	1,555,748	0.17	0.75	1.65	20.33	21.10
2020	596,244	2.46	3.08	1,520,417	0.33	0.75	1.65	17.70	18.92
Janus Henderson Enterprise Portfolio
2024	216,189	4.40	5.57	996,560	0.62	0.75	1.65	13.40	14.37
2023	240,766	3.88	4.87	974,902	0.09	0.75	1.65	15.82	17.07
2022	264,373	3.35	4.16	920,408	0.08	0.75	1.65	(17.49)	(16.80)
2021	278,606	4.06	5.00	1,174,004	0.23	0.75	1.65	14.69	15.74
2020	327,438	3.54	4.32	1,200,157	N/A	0.75	1.65	17.22	18.03
Janus Henderson Forty Portfolio
2024	167,819	5.20	6.30	920,534	0.01	0.75	1.70	25.91	27.27
2023	194,799	4.13	4.95	844,547	0.11	0.75	1.70	37.67	38.66
2022	232,787	3.00	3.57	732,865	0.05	0.75	1.70	(34.92)	(34.25)
2021	235,046	4.61	5.43	1,132,221	N/A	0.75	1.70	20.37	21.75
2020	268,185	3.83	4.46	1,068,973	0.16	0.75	1.70	36.79	38.08

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 6 - Financial Highlights (Continued)

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
Janus Henderson Mid Cap Value Portfolio
2024	250,160	2.46	3.68	643,563	0.84	0.75	1.70	11.31	11.85
2023	228,342	2.21	3.29	529,088	0.92	0.75	1.70	8.87	10.40
2022	276,611	2.03	2.98	584,238	1.13	0.75	1.70	(7.31)	(6.58)
2021	314,951	2.19	3.19	716,254	0.28	0.75	1.70	17.74	18.59
2020	418,260	1.86	2.69	807,365	0.92	0.75	1.70	(3.12)	(1.82)
MFS® New Discovery Series
2024	149,293	3.18	5.20	494,991	N/A	0.75	1.65	4.61	5.69
2023	149,861	3.04	4.92	473,388	N/A	0.75	1.65	12.59	13.36
2022	150,602	2.70	4.34	421,724	N/A	0.75	1.65	(31.30)	(30.45)
2021	179,158	3.93	6.24	727,546	N/A	0.75	1.65	0.00	0.81
2020	217,212	3.93	6.19	879,595	N/A	0.75	1.65	43.43	44.29
MFS® Utilities Series
2024	170,683	2.56	2.71	456,120	2.16	1.30	1.70	9.40	9.72
2023	176,503	2.34	2.47	429,635	3.34	1.30	1.70	(3.70)	(3.52)
2022	177,263	2.43	2.56	448,081	2.27	1.30	1.70	(1.22)	(0.78)
2021	185,884	2.46	2.58	474,154	1.64	1.30	1.70	11.82	12.17
2020	242,828	2.20	2.30	553,137	2.31	1.30	1.70	3.77	4.55
Pioneer Mid Cap Value VCT Portfolio
2024	117,258	2.21	2.95	269,357	1.81	0.75	1.65	8.87	9.67
2023	151,733	2.03	2.69	319,559	1.77	0.75	1.65	10.33	11.62
2022	204,157	1.84	2.41	389,786	1.39	0.75	1.65	(7.54)	(6.59)
2021	214,360	1.99	2.58	440,237	0.75	0.75	1.65	26.75	28.36
2020	215,501	1.57	2.01	346,938	0.94	0.75	1.65	0.64	1.01
Pioneer Select Mid Cap Growth VCT Portfolio
2024	231,516	3.33	4.13	809,318	N/A	0.75	1.70	21.53	22.92
2023	260,338	2.74	3.36	745,117	N/A	0.75	1.70	17.09	17.89
2022	280,872	2.34	2.85	686,208	N/A	0.75	1.70	(32.37)	(31.49)
2021	280,047	3.46	4.16	1,006,939	N/A	0.75	1.70	6.46	7.22
2020	282,841	3.25	3.88	955,601	N/A	0.75	1.70	36.55	38.08

Commonwealth Annuity Separate Account A

Notes To Financial Statements

December 31, 2024

Note 6 - Financial Highlights (Continued)

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk fees, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest. Investment income ratio has not been annualized for periods less than one year.

(2)	These ratios represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk fees, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4)	Investment income ratios for closed or liquidated Sub-Accounts with periods less than one year are calculated using the average net assets for the period. Expense ratios for closed or liquidated Sub-Accounts with periods less than one year have been annualized. Total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the final unit values.

(5)	The highest unit fair value and total return correspond with the product with the lowest expense ratio. The lowest unit fair value and total return correspond with the product with the highest expense ratio. Because the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and for the Years Ended

December 31, 2024, 2023 and 2022 and Supplemental Information

As of and for the Year Ended December 31, 2024

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Index to Statutory Financial Statements

Independent Auditor's Report	3
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	6
Statutory Statements of Operations	7
Statutory Statements of Changes in Capital and Surplus	8
Statutory Statements of Cash Flows	9
Notes to Financial Statements - Statutory Basis	11

Supplementary Information	71
Supplemental Schedule of Selected Statutory Basis Financial Data	72
Supplemental Schedule of Investment Risk Interrogatories	76
Summary Investment Schedule	81
Supplemental Schedule of Reinsurance Disclosures	83

Deloitte & Touche LLP

115 Federal Street, Winthrop Center
Floors 12-15
Boston, MA 02110
USA

Tel: + 1 617 437 2000
Fax: + 1 617 437 2111

www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

To the Audit Committee of The Global Atlantic Financial Group LLC:

Opinions

We have audited the statutory financial statements of Commonwealth Annuity and Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2024 and December 31, 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2024, 2023, and 2022, and the related notes to the statutory financial statements (collectively referred to as the "statutory financial statements").

Unmodified Opinion on Statutory Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and December 31, 2023, and the results of its operations and its cash flows for the years ended December 31, 2024, 2023, and 2022, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and December 31, 2023, or the results of its operations or its cash flows for the years ended December 31, 2024, 2023, and 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Division of Insurance of the Commonwealth of Massachusetts. The effects on the statutory financial statements of the variances between the statutory of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory financial statements as a whole. The supplemental schedule of selected statutory financial data, the supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2024, are presented for purposes of additional analysis and are not a required part of the 2024 statutory financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory financial statements as a whole.

April 1, 2025

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS
As of December 31, 2024 and 2023

(Dollars in thousands, except share data)	Notes	2024	2023
ASSETS
Bonds	3,4	$55,466,817	$43,765,029
Preferred stocks	4	145,123	64,665
Affiliated common stock	4	4,860,194	3,650,335
Unaffiliated common stock	4	8,240	18,046
Mortgage loans	3,4	21,744,184	14,773,971
Real estate	4	34,650	—
Cash, cash equivalents, and short term investments	3,4	2,727,915	4,723,732
Policy loans	3,4	574,788	575,566
Derivatives	3,4	488,091	334,575
Other invested assets including receivables for securities	3,4,12	1,939,265	1,558,962
Subtotal, cash and invested assets		87,989,267	69,464,881
Investment income due and accrued		653,717	464,076
Premiums due and deferred	8	1,693	1,899
Reinsurance receivable		3,893,943	2,742,558
Net deferred tax asset	6	748,192	559,273
Current federal and foreign income tax recoverable		—	4,104
Deposit accounting receivable		7,015,040	2,760,351
Other assets	15	86,073	131,075
Separate account assets	17	2,176,042	1,805,542
Total admitted assets		$102,563,967	$77,933,759

LIABILITIES
Reinsurance payables		$61,978,119	$50,042,298
Aggregate reserve for life policies and contracts	9	18,682,417	16,687,732
Aggregate reserve for accident and health policies	10	4,831,617	184,895
Deposit funds and other contract liabilities		4,456,328	764,271
Claims payable		9,898	9,111
Dividends payable to policyholders		334	377
General expenses and commissions payable		9,164	12,548
Transfers from separate accounts due or accrued		(11,328)	(12,859)
Taxes, licenses and fees payable		2,912	(1,194)
Asset valuation reserve		570,218	371,360
Derivative collateral	3,4	439,151	344,834
Current federal income taxes payable		175,091	—
Deposit contracts payable		2,906,205	2,954,954
Other liabilities	15	177,390	455,917
Payable to parent, subsidiaries and affiliates, net		5,258	—
Separate account liabilities	17	2,176,042	1,805,542
Total liabilities		$96,408,816	$73,619,786

CAPITAL AND SURPLUS
Common stock, $1,000 par value, 10,000 shares authorized, 2,526 shares issued and outstanding		2,526	2,526
Paid in surplus		5,507,011	3,965,011
Unassigned surplus		(1,029,868)	(698,609)
Surplus notes		1,645,000	1,045,000
Admitted disallowed IMR		30,437	—
Other		45	45
Total capital and surplus	11	6,155,151	4,313,973
Total liabilities, capital, and surplus		$102,563,967	$77,933,759

The accompanying notes are an integral part of these financial statements	Page 6

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)	Notes	2024	2023	2022
REVENUE
Premiums and annuity considerations		$8,045,363	$2,155,129	$8,177,938
Net investment income	3	4,025,007	2,958,237	2,127,303
Amortization of interest maintenance reserve	3	(14,515)	(110)	2,205
Commissions, expense allowances and reserve adjustments on reinsurance ceded		506,280	1,129,664	147,716
Investment management and administration fees from separate accounts		37,166	25,160	36,172
Policyholder fee income		41,369	40,672	41,656
Other income	15	92,295	157,516	203,795
Total revenue		$12,732,965	$6,466,268	$10,736,785

BENEFITS AND EXPENSES
Benefits paid or provided for:
Surrender benefits		2,119,635	1,057,567	500,539
Annuity payments		360,835	328,262	214,476
Death benefits		68,163	55,824	54,327
Interest and adjustments on contract or deposit-type contract funds		122,513	25	16
Disability benefits		19,678	24,044	29,002
Supplementary contracts		2	2	2
Change in policy reserves, deposit funds and other		6,641,406	1,465,839	7,743,318
Total benefits		9,332,232	2,931,563	8,541,680
Commissions on premiums, annuity considerations and deposit liabilities		3,652	3,570	4,197
Change in loading expenses		43	(147)	(55)
Commissions and expense allowances on reinsurance assumed		663,162	1,276,094	491,748
General insurance expenses		241,857	252,465	213,500
Insurance taxes, licenses and fees		11,184	8,183	7,339
Net transfers to/(from) separate accounts	17	172,373	(94,084)	(65,746)
Change in reserve - modified coinsurance and funds withheld adjustment		2,394,472	2,225,917	1,485,915
Total benefits and expenses		12,818,975	6,603,561	10,678,578

Net Income (Loss) from operations before dividends, federal income taxes and realized capital gains		(86,010)	(137,293)	58,207

Dividends to policyholders		1,890	951	965

Net Income (Loss) from operations before federal income taxes and realized capital gains		(87,900)	(138,244)	57,242

Federal and foreign income tax expense (benefit)	6	213,794	167,360	127,967

Net Income (Loss) from operations before realized capital gains		(301,694)	(305,604)	(70,725)

Net realized capital (losses) / gains, net of tax and transfers to interest maintenance reserve		(251,799)	(465,445)	(421,100)

Net income (loss)		$(553,493)	$(771,049)	$(491,825)

The accompanying notes are an integral part of these financial statements	Page 7

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

	Common Stock	Paid in Surplus	Surplus Notes	Other	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2021	$2,526	$2,500,011	$820,000	$45	$565,575	$3,888,157

Net income	—	—	—	—	(491,825)	(491,825)
Change in net unrealized capital gains	—	—	—	—	1,242	1,242
Unrealized foreign exchange capital loss	—	—	—	—	(630)	(630)
Change in net deferred income tax	—	—	—	—	133,731	133,731
Change in non-admitted assets	—	—	—	—	(39,750)	(39,750)
Change in unauthorized reinsurance	—	—	—	—	(682)	(682)
Cumulative effect of changes in accounting principles	—	—	—	—	7,870	7,870
Change in asset valuation reserve	—	—	—	—	(101,548)	(101,548)
Capital contribution	—	800,000	—	—	—	800,000
Change as a result of reinsurance	—	—	—	—	(5,047)	(5,047)
Other changes to capital and surplus	—	—	—	—	325	325
Balance at December 31, 2022	2,526	3,300,011	820,000	45	69,261	4,191,843

Net loss	—	—	—	—	(771,049)	(771,049)
Change in net unrealized capital gains	—	—	—	—	(164,398)	(164,398)
Unrealized foreign exchange capital loss	—	—	—	—	3,021	3,021
Change in net deferred income tax	—	—	—	—	244,154	244,154
Change in non-admitted assets	—	—	—	—	10,740	10,740
Change in unauthorized reinsurance	—	—	—	—	230	230
Change in asset valuation reserve	—	—	—	—	(84,009)	(84,009)
Capital contribution	—	665,000	—	—	—	665,000
Change as a result of reinsurance	—	—	—	—	(4,709)	(4,709)
Change in surplus note	—	—	225,000	—	—	225,000
Prior year adjustment	—	—	—	—	(1,850)	(1,850)
Balance at December 31, 2023	2,526	3,965,011	1,045,000	45	(698,609)	4,313,973

Net loss	—	—	—	—	(553,493)	(553,493)
Change in net unrealized capital gains	—	—	—	—	206,318	206,318
Unrealized foreign exchange capital loss	—	—	—	—	(4,803)	(4,803)
Change in net deferred income tax	—	—	—	—	289,538	289,538
Change in non-admitted assets	—	—	—	—	(60,839)	(60,839)
Change in unauthorized reinsurance	—	—	—	—	(3,594)	(3,594)
Change in asset valuation reserve	—	—	—	—	(198,858)	(198,858)
Capital contribution	—	1,542,000	—	—	—	1,542,000
Change as a result of reinsurance	—	—	—	—	75,202	75,202
Change in surplus in separate accounts	—	—	—	—	(26,101)	(26,101)
Change in surplus notes	—	—	600,000	—	—	600,000
Prior year adjustment	—	—	—	—	12,865	12,865
Other changes to capital and surplus	—	—	—	30,437	(67,494)	(37,057)
Balance at December 31, 2024	2,526	5,507,011	1,645,000	30,482	(1,029,868)	6,155,151

The accompanying notes are an integral part of these financial statements	Page 8

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)	2024	2023	2022
CASH FROM OPERATIONS
Premiums and annuity considerations	$3,959,921	$4,458,139	$9,080,344
Net investment income	3,739,069	2,877,887	2,008,628
Other income	(556,902)	(350,608)	819,196
Claims, surrenders and other benefits	(1,535,987)	138,722	(587,193)
Commissions and expenses paid	(3,456,787)	(3,338,629)	(2,144,622)
Surplus note interest	(65,400)	(51,250)	(51,250)
Dividends paid to policyholders	(1,932)	(973)	(987)
Net transfers from separate accounts	(196,943)	95,411	73,743
Federal income taxes recovered / (paid)	(24,487)	(29,162)	(69)
Net cash from operations	1,860,552	3,799,537	9,197,790

CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid
Bonds	22,561,971	10,773,439	17,104,502
Stocks	32,899	30,308	2,691
Mortgage loans	1,879,677	1,800,062	2,396,852
Other invested assets	574,998	1,272,023	1,058,430
Net gains or (losses) on cash, cash equivalents, and short-term investments	(1,218)	—	—
Miscellaneous proceeds	218,617	—	177,322
Total investment proceeds	25,266,944	13,875,832	20,739,797
Cost of investments acquired
Bonds	(26,000,154)	(11,814,933)	(17,671,286)
Stocks	(1,174,927)	(355,286)	(150,521)
Mortgage loans	(8,105,690)	(4,108,539)	(6,226,816)
Other invested assets	(898,715)	(962,963)	(1,758,284)
Real Estate	(1,564)	—	—
Miscellaneous applications	(285,635)	(894,970)	—
Total cost of investments acquired	(36,466,685)	(18,136,691)	(25,806,907)
Net change in policy loans	779	1,251	15,970
Net cash (used in) / from investments	(11,198,962)	(4,259,608)	(5,051,140)

CASH FROM FINANCING AND OTHER SOURCES
Surplus notes, capital notes	600,000	225,000	—
Capital and paid in surplus, less treasury stock	1,542,000	665,000	800,000
Net deposits / (withdrawals) on deposit type contracts	980,072	(14,598)	(17,481)
Borrowed funds	(182,919)	182,919	—
Net change in derivative collateral	94,316	260,636	(55,343)
Net change in funds held for reinsurers	4,310,553	1,172,360	(3,800,392)
Other cash provided / (applied)	(1,429)	314,793	(64,848)
Net cash from financing and other sources	7,342,593	2,806,110	(3,138,064)
Net change in cash, cash equivalents, and short term investments	(1,995,817)	2,346,039	1,008,586
Beginning of the year	4,723,732	2,377,693	1,369,107
End of the year	$2,727,915	$4,723,732	$2,377,693

The accompanying notes are an integral part of these financial statements	Page 9

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

(Dollars in thousands)	2024	2023	2022
SUPPLEMENTAL SCHEDULE OF NON-CASH OPERATING ACTIVITIES
Assumed premiums from reinsurance transactions	$6,724,953	$3,288,795	$2,758,789
Non-cash premiums ceded on a funds withheld basis	(2,407,753)	(5,635,165)	(3,855,948)
Accrued NII on assumed reinsurance	(102,998)	(12,937)	(27,108)
Assumed commission on reinsurance assumed	—	(478,918)	(19,000)
Non-cash ceded commission	141,203	—	—
Non-cash ceded reinsurance receivable	—	442,999	(29,709)
Non-cash aggregate write-ins for deductions	290,301	—

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Assumption transfer of bonds assumed reinsurance transactions	(8,511,092)	(2,473,915)	(2,697,956)
Mortgages received to settle reinsurance transactions	(822,847)	(86,655)	—
Contract loans on assumed reinsurance	—	(236,370)	(14,725)
Non-cash investment transactions - bonds	(1,843,854)	(611,959)	(3,584,107)
Non-cash investment transactions - mortgages	(181,936)	(164,480)	(329,963)
Non-cash investment transactions - other invested assets	(111,825)	(18,180)	(336,284)
Non cash investment transactions - CML reclass	—	(11,500)	—
Non cash investment transactions - real estate	(9,463)	—	—
Paid in kind interest-bonds	(23,852)	—	(17,477)
Paid in kind interest - mortgages	(25,682)	—	(199)
Paid in kind interest - other invested assets	(8,543)	—	(1,677)
Reclass of residual tranches	—	(17,226)	(720,379)

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Deposit liabilities on reinsurance assumed	$2,711,984	$—	$—
FWH payable and deposit assets on reinsurance ceded	1,976,249	5,192,165	3,885,657

The accompanying notes are an integral part of these financial statements	Page 10

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

1.	ORGANIZATION AND NATURE OF OPERATIONS

Commonwealth Annuity and Life Insurance Company, a Massachusetts domiciled life insurance company (the Company) a wholly owned indirect subsidiary of The Global Atlantic Financial Company LLC, a Bermuda company (Global Atlantic, which shall mean The Global Atlantic Financial Group LLC and, unless otherwise indicated or the context otherwise requires, its applicable subsidiaries). Global Atlantic is majority owned by KKR & Co. Inc (KKR).

On February 1, 2021. KKR & Co. Inc. ("KKR") indirectly acquired a majority interest in the Company following the merger of Global Atlantic Financial Group Limited ("GAFGL") and Magnolia Merger Sub Limited, with GAFGL as the surviving entity of the merger transaction. Prior to the merger transaction, Magnolia Merger Sub Limited was a Bermuda exempted company, a direct wholly owned subsidiary of Magnolia Parent LLC (now known as The Global Atlantic Financial Group, LLC or "TGAFGL" and an indirect subsidiary of KKR. Accordingly, TGAFGL is now the holding company of GAFGL and KKR is deemed the ultimate controlling person of Commonwealth Annuity.

On January 2, 2024, KKR acquired all the remaining equity interests in Global Atlantic that KKR did not already own. As of January 2, 2024, KKR owns 100.0% of Global Atlantic.

The Company directly owns all outstanding shares of Accordia Life and Annuity Company (Accordia), an Iowa domiciled company, First Allmerica Financial Life Insurance Company (FAFLIC), a Massachusetts domiciled company, and Forethought Life Insurance Company (FLIC), an Indiana domiciled insurance company.

The Company insures and reinsures blocks of fixed and variable annuities, universal and variable universal life insurance, traditional life insurance and group retirement products.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (MADOI), which differ in some respects from accounting principles generally accepted in the United States of America (GAAP). Prescribed statutory accounting practices (SAP) include publications of the National Association of Insurance Commissioners “Accounting Practices and Procedures Manual” (NAIC SAP), state laws, regulations and general administrative rules. The more significant of these differences are as follows:

●	Bonds which are “available-for-sale” or “trading” are carried at fair value under GAAP, and are carried at amortized cost under NAIC SAP, except for bonds in or near default which are carried at the lower of fair value or amortized cost under NAIC SAP;

●	Derivatives for which the Company employs fair value accounting are carried at fair value. However, changes in unrealized capital gains and losses are not recognized in net income, but as changes to surplus;

●	The Asset Valuation Reserve (AVR) is required under NAIC SAP to offset potential credit-related investment losses on bonds, mortgage loans, stocks, real estate, and other invested assets. The AVR is recorded as a liability with changes in the reserve accounted for as direct increases or decreases in surplus. Under GAAP, no such reserve is required;

The accompanying notes are an integral part of these financial statements	Page 11

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

●	The Interest Maintenance Reserve (IMR) is required under NAIC SAP to defer recognition of realized gains and losses (net of applicable federal income taxes) on short and long term fixed income investments resulting from interest rate changes. The deferred gain and loss is amortized over the expected remaining life (maturity) of the investment sold. In the event that realized capital losses exceed gains on a cumulative basis, negative IMR is reclassified to Other Assets on the Statement of Admitted Assets and Liabilities and admitted to extent that it is within 10% of an adjusted surplus. Any admitted balance is presented as "admitted disallowed IMR" in the sections of Surplus and is excluded from Unassigned surplus for the purposes of establishing level of dividends which may be paid by the Company. Under GAAP, no such reserve is required;

●	Policy acquisition costs, such as commissions, and other costs that are directly related to the successful efforts of acquiring new business are deferred under GAAP. Under NAIC SAP, such items are recorded as expenses when incurred;

●	Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions under NAIC SAP, except under certain principles-based reserve methodologies. With respect to variable annuities, VM-21 prescribes various approaches for setting assumptions related to policyholder and economic behavior that can vary by reserve component (Stochastic Reserve and Standard Projection Amount). With respect to life insurance products, valuation assumptions are prudent estimates used in determining Stochastic and Deterministic reserve components as prescribed by VM-20. In all cases the Company follows these prescribed practices. Under US GAAP, reserves and related balances are generally calculated using assumptions that are based on best estimates, which in some cases require appropriate adjustments that are required under certain FASB Accounting Standards. Effective January 1, 2023, public company reporting for long duration insurance contracts changed under the new long duration targeted improvements (LDTI) insurance accounting standard. LDTI requires the unlocking of assumptions for traditional life and limited pay contracts, requiring more frequent update to best estimates;

●	Under NAIC SAP, amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective policyholder liabilities. Under GAAP, amounts recoverable from reinsurers for unpaid losses are recorded as assets and not offset against the respective policyholder liabilities. Reinsurance balance amounts deemed to be uncollectible are written off through a charge to operations. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings;

●	Deferred income taxes, which provide for book/tax temporary differences, are charged directly to unassigned surplus under NAIC SAP, whereas under GAAP, they are included as a component of net income. Deferred tax assets are also subject to an admissibility test under NAIC SAP;

●	Under NAIC SAP, certain items are designated as “non-admitted” assets (such as furniture and equipment, prepaid expenses, bills receivable, computer system software, and agents’ balance, etc.) and are excluded from assets by a direct charge to surplus. Under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances;

●	Under GAAP acquisition accounting, an intangible asset can be assigned a value representing the cost to duplicate, create or replace the asset, assigned a finite life, and amortized accordingly. NAIC SAP does not recognize this type of transaction but recognizes any amount paid in excess of the subsidiary’s underlying statutory capital and surplus as unamortized goodwill on the parent company’s books. Goodwill is then amortized into unrealized capital gains and losses, on a straight line basis for a period which the acquiring entity benefits economically, not to exceed 10 years;

The accompanying notes are an integral part of these financial statements	Page 12

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

●	Under GAAP accounting, the Company’s assets and liabilities were remeasured at fair value upon the close of the KKR acquisition. This resulted in the recognition of Value of Business Acquired (VOBA), which is generally amortized on a constant level basis using policy count over the estimated lives of the contracts, and goodwill, which is not amortized but assessed for impairment annually or more frequently if circumstances indicate impairment may have occurred, for GAAP. There was no such remeasurement of assets and liabilities for Statutory reporting. Under NAIC SAP, consideration in excess of the net book value of business acquired is recognized as a ceding commission. Ceding commission expenses are recognized in income on the date of the transaction. Ceding commission revenues are recognized as a separate surplus item on a net of tax basis and are subsequently amortized into income as earnings from the business emerge;

●	Under NAIC SAP, revenues for annuity contracts and universal life policies consist of the entire premium received, and benefits incurred represent the total of death benefits paid, surrenders (net of surrender charges), and the change in policy reserves. Under GAAP, premiums received for annuity contracts and universal life that do not include significant mortality risk would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Charges for mortality expenses and surrenders for both types of policies would be recognized as revenue under GAAP;

●	Policyowner dividends are recognized when declared under NAIC SAP rather than over the term of the related policies as required by GAAP;

●	Under GAAP the Company has elected to carry the funds withheld assets at fair value while for statutory treatment the Company carries the funds withheld assets at amortized cost;

●	Under NAIC SAP, cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less;

●	Investments in subsidiaries where the Company has the ability to exercise control are consolidated for GAAP reporting. Under NAIC SAP, the equity value of subsidiaries is recorded as other invested assets and investments in common stocks of affiliated entities;

●	Surplus notes are instruments which have characteristics of both debt and equity, and are subject to strict control by the reporting entity’s domiciliary regulator. Under NAIC SAP, surplus notes issued by a reporting entity are classified as an increase to surplus, and accrued interest payable is recognized only when approval to pay such interest has been obtained by the regulator. Under GAAP, surplus notes are classified as debt, and interest payable is incurred on a straight-line basis.

●	Bond portfolios, separate account assets, and associated liabilities comprising guaranteed separate accounts, also referred to as market value adjusted annuities (MVA), are included in separate accounts for NAIC SAP, whereas these are classified under the Company’s general account under GAAP.

The effects on the financial statements of the variances between statutory and GAAP, although not readily determinable, are presumed to be material.

The accompanying notes are an integral part of these financial statements	Page 13

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Use of Estimates

The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying statutory basis financial statements are assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities, accruals relating to legal and administrative proceedings and estimates to establish the reserves for future policy benefits.

The accompanying notes are an integral part of these financial statements	Page 14

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Investments

Bonds

The NAIC classifies bonds into six quality categories and 20 subcategories. These categories range from 1A (the highest) to 5C (the lowest) for non-defaulted bonds, and category 6 for bonds in and near default. Bonds in default are required to be carried at the lower of amortized cost or NAIC fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Bonds and preferred stocks, excluding loan-backed and structured securities (LBASS), are stated at amortized cost using the modified scientific method, or fair value in accordance with the “Purposes and Procedures Manual (P & P Manual) of the NAIC Capital Markets and Investment Analysis Office” (CMIAO). Fair values are measured in accordance with the Statements of Statutory Accounting Principles (SSAP) No. 100 Fair Value Measurements (SSAP No.100). Short-term investments are highly liquid investments readily convertible to cash, with maturities of greater than 90 days and less than one year at time of purchase and are reported at amortized cost.

LBASS are stated at amortized cost or fair value in accordance with the P & P Manual of the CMIAO. Prepayment assumptions are primarily obtained from external sources or internal estimates, and are consistent with the current interest rate and economic environment. The prospective adjustment method is used on most non-agency LBASS. Fair values are based on quoted market prices. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models, based on discounted cash flow analysis. The Company reviews securities at least quarterly for other-than-temporary impairments (OTTI) using current cash flow assumptions.

The NAIC has contracted with Blackrock for non-agency Residential Mortgage Backed Securities (RMBS) and Commercial Mortgage Backed Securities (CMBS), to provide expected loss information, which the Company must use to determine the appropriate NAIC designations for accounting, and risk-based capital (RBC) calculations.

Preferred Stock

Preferred stocks are carried at cost or amortized costs except those rated NAIC class 4 or lower quality, which are carried at the lower of cost or fair value. Changes to preferred stock values are reported as an adjustment to surplus.

Common Stock

Affiliated common stock is carried at statutory surplus plus any admitted goodwill established in accordance with SSAP No. 68, Business Combinations and Goodwill (SSAP No. 68) and SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities (SSAP No. 97). Changes to statutory surplus of affiliates, net of amortization of goodwill, are reported as an adjustment to surplus.

Unaffiliated common stocks are reported at fair value based on quoted market prices or determined internally utilizing available market data and financial information pertaining to the underlying company except for Federal Home Loan Bank (FHLB) common stock which is valued at cost. The related net unrealized gains or losses are reported in unassigned surplus. The related adjustment for federal income taxes is included in deferred income taxes in unassigned surplus.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based on the fair value of the collateral. Fair value is determined by discounting the projected cash flows for each property to determine the current net present value.

The accompanying notes are an integral part of these financial statements	Page 15

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Commercial mortgage loans (CMLs) acquired at a premium or discount are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the United States. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses.

Repurchase Agreements

Repurchase agreements are accounted for in accordance with SSAP No. 103, Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (SSAP No. 103). The transactions are accounted for as collateralized borrowings in which the underlying securities continue to be reported as investments by the Company and the proceeds from the sale are recorded as a liability

Financial Instruments and Derivatives

In the normal course of business, the Company enters into transactions involving various types of financial instruments including derivatives. Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter (OTC) derivatives, or they may be listed and traded on an exchange (exchange-traded). Exchange-traded equity futures are transacted through a regulated exchange. From time to time, futures contracts are terminated. The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk.

The Company uses OTC and listed derivatives to hedge its exposure to annuity and life insurance products, foreign investment, and macro-economic factors such as interest rates, foreign exchange rates and equity. More specifically for general business hedges of rates and equity movements, the Company utilizes listed futures, OTC swaps & swaptions, OTC & listed options and total return swaps (TRS). Other block rate hedges utilize OTC swaps and listed futures. For the VA block the Company utilizes OTC swaps listed futures, OTC / listed options. In accordance with SSAP No. 86, Derivatives (SSAP No. 86), the Company has elected to account for these derivatives using the fair value method of accounting. Under such treatment, the derivatives are marked to market, with changes in fair value recorded as unrealized investment gains or losses. Upon termination, the unrealized investment gains and losses are reclassified to realized gains and losses in earnings. The Company values the OTC options utilizing the Black-Scholes and Heston models. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. The parties with whom the Company enters into OTC option contracts are highly rated financial institutions. Contracts are also fully supported by collateral, which minimizes the credit risk associated with such contracts.

The Company entered interest rate swaps hedging Federal Home Loan Bank liabilities which employs hedge accounting. In addition, the Company has designated cash flow hedge interest rate swaps to hedge the interest rate risk associated with floating rate investments and fair value hedge cross currency swaps to hedge the foreign currency risk associated with foreign currency-denominated bonds. The derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, which are carried at amortized cost. The Company has also designated bond forwards to hedge the interest rate risk associated with the planned purchase of debt securities in a cash flow hedge. The bond forwards were recorded at cost. Following the qualifying purchases of securities, the fair value of the portion of the bond forward associated with each purchase will be adjusted to the book values, and accretion or amortization will be recognized over the life of the securities using the effective interest method.

Policy Loans

Policy loans are carried at unpaid principal balances.

The accompanying notes are an integral part of these financial statements	Page 16

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Other Invested Assets

Other invested assets consist primarily of collateral loans, which are carried at amortized costs; residual tranche investments, which are carried at the lower of fair value or amortized cost; and investments in partnerships and LLCs, which are accounted for using the equity method of accounting.

Cash and Short-Term Investments

Cash and short-term investments include cash on hand, amounts due from banks, and highly liquid short-term investments. The Company considers all investments with an original maturity of 90 days or less as cash equivalents. Cash equivalent investments are stated at amortized cost. The Company considers all investments with an original maturity of greater than 90 days and less than one year as short-term investments. Short-term investments are stated at amortized cost.

Investment Income

Investment income is recognized on an accrual basis. Any investment income which is over 90 days past due is excluded from surplus. Investments in bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received. Interest income on policy loans is recorded as earned using the contractually agreed upon interest rate and is included in accrued investment income until the policy’s anniversary date at which point the interest is capitalized and added to principal.

Capital Gains and Losses

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, to the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The Company acquires IMR associated with certain assumed blocks of business through reinsurance transactions. Should realized capital losses exceed gains on a cumulative basis, the resulting negative IMR is reclassified to other assets and recorded as an admitted asset up to 10% of the Company's prior period adjusted capital and surplus.

Dividends declared by or received from a subsidiary are recognized in investment income to the extent that these are not in excess of the affiliate’s unassigned surplus. Dividends in excess of the affiliate’s unassigned surplus are offset against the carrying amount of the investment.

Impairments

The Company evaluates mortgages for impairment based on the credit quality of the borrowers ability to pay, common stocks, which are primarily affiliated companies, based on the underlying financial condition of those companies, and joint ventures, partnerships and Limited Liability Companies (LLCs) when it is probable that it will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings that would justify the carrying value of the investment.

The accompanying notes are an integral part of these financial statements	Page 17

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is other-than-temporarily impaired, including but not limited to the following: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer's ability to meet current and future principal and interest obligations for bonds; the length and severity of the impairment; and, the financial condition and near term and long-term prospects for the issuer. The review process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions and other similar factors. The process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. Additional factors are considered when evaluating the unique features that apply to certain structured securities, including but not limited to the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority with the tranche structure of the security.

Recognition of Premium Income and Acquisition Costs

Life premiums are recognized as income over the premium-paying period of the related polices. Annuity considerations are recognized as income when received. Deposits on deposit-type contracts, such as funding agreements, supplemental contracts, dividend accumulations, and premium and other deposit funds, are recorded as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Considerations for inforce block liabilities assumed are recognized as premium income when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Deposit Accounting

In accordance with SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R), deposits and returns of deposits are recorded directly to the balance sheet. Fee income and expenses are recorded as earned / incurred. The liabilities under applicable treaties are categorized as deposit liabilities rather than reserves, and any unpaid settlements are categorized as other payables or receivables rather than reinsurance payables or receivables. P & P Manual Appendix A-791 “Life and Health Reinsurance Contracts”, allows for increase in surplus net of tax to be identified separately as a surplus item.

Reinsurance and Modified Coinsurance and Funds Withheld Reserve Adjustment

Reinsurance premiums, commissions, expense reimbursement, claims, and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies. A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile. Changes in this liability are reported directly in unassigned surplus. Policy and contract liabilities ceded have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

In accordance with SSAP No. 61R, the cedant retains the assets supporting the ceded reserves for modified coinsurance or funds withheld coinsurance. The counterparties settle the statutory net income. The significant contributors to this settlement are transfers from separate accounts, change in statutory reserves, mark-to-market of the derivative portfolio and other investment returns.

Policy and Contract Claims

The liability for policy and contract claims is based on actual claims submitted but not paid on the statement date and an estimate of claims that had been incurred but not been reported on the statement date.

The accompanying notes are an integral part of these financial statements	Page 18

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Insurance Reserves and Annuity and Other Fund Reserves

Reserving Practices

Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force based upon accepted actuarial methods. These liabilities are computed based upon mortality, morbidity, withdrawal, and interest rate assumptions applicable to this coverage. Reserves for life insurance and annuity policies are computed using interest rates ranging from 0.0% to 6.5% for life insurance policies and 0.25% to 11.75% for annuity contracts. Mortality, morbidity, and withdrawal assumptions for all policies are based on industry standards and assumptions prescribed by statute. The assumptions vary by plan, age at issue, year of issue and duration.

For non-universal life plans and universal life accidental death and waiver of premium features, tabular interest, tabular less actual reserve released and tabular costs are calculated by formulas as set by the NAIC. For universal life, tabular interest and tabular cost are equal to actual credits and charges to the policies. Tabular interest on funds not involving life contingencies is calculated by formula.

For individual life insurance, claim reserves are established equal to 100% of the benefit payable, net of amounts recoverable from reinsurers portfolio of life settlement policies and investments in partnerships.

Claim reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract. At December 31, 2024 and 2023, approximately 45.4% and 40.0% of the account value, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

The Company’s variable annuity contracts contain guaranteed minimum death benefit (GMDB) features. Approximately 96% of the net amounts at risk of these contracts reduce the death benefit proportionately in the event of a partial withdrawal. For all variable annuity contracts, including those that reduce the death benefit on a dollar-for-dollar basis, reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method (CARVM) and VM-21 (CARVM for variable annuities). The adoption of VM-21 did not have a significant impact on the Company.

Waiver of Premiums, and Gross Premiums less than Net Premiums

The Company waives deduction of deferred fractional premiums at policyholder death and returns any portion of the final premium paid beyond the month of death. Surrender values are not promised in excess of the legally computed reserves.

As of December 31, 2024 and 2023, the Company had $62,905 and $66,546, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation required by the Commonwealth of Massachusetts.

Other increases reflect significant items for changes in adjustment from fund value to reserve for annuities and universal life insurance.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

The accompanying notes are an integral part of these financial statements	Page 19

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Substandard Policies

For universal life, extra premiums are assessed for substandard lives in addition to the standard mortality charges. Mean reserves include (1) the standard mean reserve plus (2) the excess of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and/or the appropriate additional mortality charge per 1,000 and 4.5%, 5.5% or 6% interest over the standard mean reserve. In no event is the total reserve less than the policy's cash surrender value.

For other life products, extra premiums are assessed for substandard lives in addition to the standard gross premium. Mean reserves for policies and riders based on table ratings include (1) the regular mean reserve for the plan and (2) the excess, if any, of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and 4.0%, 5.0% or 5.5% interest over the standard mean reserve. In the case of flat extra premium ratings, mean reserves are equal to (1) the regular mean reserve and (2) 1/2 of the net extra premium.

Federal Income Taxes

Deferred federal income taxes are calculated as defined by SSAP No. 101, Income Taxes (SSAP No. 101). SSAP No. 101 establishes deferred tax assets and liabilities based on differences between statutory and tax bases of reporting. The deferred tax assets are then subject to an admissibility test, which can limit the amount of deferred tax assets that are recorded. The deferred federal income taxes result primarily from insurance reserves, policy acquisition expenses, and ceding commissions.

Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life insurance contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations and are generally stated at fair value. The investment income gains and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company’s net income. Appreciation and depreciation of the Company’s interest in the separate accounts, including undistributed net investment income, is reflected as other income. The fair value of assets and liabilities held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for separate account liabilities.

The Company receives fees for assuming mortality and certain expense risks.  Such fees are included in Other Income in the accompanying Statement of Operations. Reserves in the separate accounts for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VA CARVM) under Actuarial Guideline 43 (AG 43).

Transfers from Separate Accounts Due or Accrued, and Accrued Expense Allowance

The Company records a negative liability due from the separate accounts which primarily represents amounts that are held for policy account values in excess of statutory reserves, and certain other policy charges, including cost of insurance charges, administrative charges and GMDB charges, partially offset by associated reinsurance credits. This negative liability due from the separate accounts also includes assumed and ceded business. Amounts held in excess of the statutory reserves cannot be transferred from the separate account unless the policy is terminated or the policy account value is withdrawn.

Guaranty Fund Assessments

Guaranty fund assessments are paid to various states. The assessments are amortized against the premium tax benefit period.

The accompanying notes are an integral part of these financial statements	Page 20

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Goodwill

As a result of the acquisitions of FLIC and Accordia, the Company recognized an asset for goodwill, which was accounted for based on the statutory purchase method.

Affiliated Entities and Related Parties

The Company recognizes entities which are under common control as affiliated entities consistent with SSAP No. 25 - Affiliates and Other Related Parties guidance. In addition, entities in which the company or affiliated companies own at least 10% of the voting interests are considered to be related parties even if there is no control or affiliation, and are disclosed consistent with related party disclosure guidelines in SSAP No. 25 guidance.

Recently Adopted Accounting Standards

In March, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 21R - Other Admitted Assets which provides guidance for debt securities that do not qualify as bonds under the Principles-Based Bond definition and measurement method guidance for all residual interests regardless of legal form, with a January 1, 2025 effective date. The Company has adopted accounting and presentation changes for the annual 2025 reporting period.

In August & March, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to expand and amend guidance on New Markets Tax Credit Project within SSAP No. 93 - Low-Income Housing Tax Credit Property Investments to include all tax credit investments regardless of structure and type of state or federal tax credit program. Revisions to SSAP No. 94R - Transferable and Non-Transferable Stat Tax credits expand and amend guidance to include both purchased state and federal tax credits. The Company has adopted these changes for the annual 2024 reporting period.

In February, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 21R - Other Admitted Assets which incorporates a collateral loan disclosure that details admitted and nonadmitted collateral loans with the underlying collateral supporting the loan. The Company has adopted this disclosure change as appropriate.

In January, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 61R - Life, Deposit-Type and Accident and Health Reinsurance which provides guidance for the specific 2023 liquidation of U.S. based life reinsurer Scottish Re. The Company has adopted accounting and presentation changes to balances from this reinsurer as appropriate.

In December, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 30 – Unaffiliated Common Stock and SSAP No. 32 – Preferred Stock to address residual tranche investments which may be reported as preferred stock and common stock. Also, in September, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 48 – Joint Ventures, Partnerships, and Limited Liability Companies to address residual tranche investments which may be reported as equity method investments. These clarifications state that structures that are in-substance residual interests will be reported residual tranche investments. The Company has adopted these changes for the annual 2023 reporting period.

In October, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 20 – Nonadmitted Assets and SSAP No. 21R – Other Admitted Assets to clarify guidance on collateral loan accounting and reporting. The adopted revisions clarify that all collateral assets must qualify as admitted invested assets if they were owned directly and provides additional details about documentation required for the collateral assets. The Company has adopted these changes for the annual 2023 reporting period, and updated policies and procedures as appropriate.

The accompanying notes are an integral part of these financial statements	Page 21

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 34 – Investment Income Due and Accrued, which requires new disclosure around aggregate paid-in-kind (PIK) interest included in asset balances. The Company has included such disclosures in 2023 financial statements as appropriate.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 7 – Asset Valuation and Interest Maintenance Reserve which allows for the temporary admittance of a net negative interest maintenance reserve (IMR). Outlined in INT 23-01T, this guidance allows the admittance of negative IMR up to 10% of adjusted capital and surplus and provides additional accounting and reporting guidance. Pending any future adoptions, this interpretation will be automatically nullified on January 1, 2026. The Company has adopted these changes for the annual 2023 reporting period.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP 43R – Loan-Backed and Structured Securities which add collateralized loan obligations (CLOs) to financial modeling guidance and provide clarification that CLOs are not captured as legacy securities. This guidance aligns with changes adopted by the NAIC’s Valuation of Securities Task Force in February, 2023. The Company has adopted these changes for the annual 2023 reporting period and there is no significant impact on the financial statements.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26R – Bonds, SSAP No. 43R – Loan-Backed and Structured Securities and SSAP No. 21R – Other Admitted Assets which establishes a new principles-based definition of a band for statutory reporting. The Company will continue to monitor principles based bond definition topics and guidance in preparation for the January 1, 2025 implementation date.

Change in Accounting Principle

In 2022, the Company updated its accounting for ceding IMR gains and losses after the inception of the treaty where gains and losses transferred to a counterparty are now assessed on an accrual basis whereas previously we assessed that transfer on a cash basis. Under the new method, the Company has applied an adjustment to IMR for all such ceded gains, whereas previously we made no adjustment to IMR and instead set up a different liability. Because the other liability was stated on a pretax basis, and the IMR liability is stated at an after tax basis, there was an impact to surplus arising from the change of $7,870, which has been captured as the cumulative impact of the change in accounting principle and recorded as a change in surplus in the current year.

Correction of Errors

During 2024, the company discovered reporting errors for the prior year balances resulting in a $1,044 increase in insurance taxes, licenses, and fees. As a result, $404 of state income tax payable were written off. The impact of these errors has been reported as an adjustment to opening surplus per SSAP No. 3, Accounting Changes and Corrections of Errors, paragraph 10, which states: “Correction of errors in previously issued financial statements shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.” The Company does not believe these errors are significant to capital and surplus at December 31, 2024, or in prior years.

During 2024, the company discovered reporting errors for the prior year balances resulting in a $14,313 increase in net realized capital gains and losses. The impact of these errors has been reported as an adjustment to opening surplus per SSAP No. 3, Accounting Changes and Corrections of Errors, paragraph 10, which states: “Correction of errors in previously issued financial statements shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.” The Company does not believe these errors are significant to capital and surplus at December 31, 2024, or in prior years.

The accompanying notes are an integral part of these financial statements	Page 22

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Revision and reclassification

The Company has revised footnote 7. Reinsurance for the year ended December 31, 2022 as a result of an issue identified during the 2023 audit. The Company revised the balances of the assumed and ceded modco reserves as of December 31, 2022. The modco reserves assumed increased $589,703 and ceded increased $2,913,239. The revision did not change the Company's assets, liabilities, or capital and surplus in 2022.

Certain previously reported amounts have been reclassified to conform with the current year position.

The accompanying notes are an integral part of these financial statements	Page 23

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

3.	INVESTMENTS

Bonds

Book Adjusted/Carrying Values and Fair Values

The book adjusted/carrying value and fair value of investment in long term, short-term (excludes non-bond investments of $187,891 and $3,720) and cash equivalent bonds (excludes non-bond cash and cash equivalent investments of $2,493,046 and $4,684,459) are as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2024
Long term, short-term and cash equivalent bonds
United States Government and agencies	$2,367,791	$1,183	$(196,116)	$2,172,858
State and political subdivisions	2,131,553	11,633	(293,424)	1,849,762
Foreign government	143,847	3,729	(37,702)	109,874
Corporate securities	22,704,473	318,931	(2,765,991)	20,257,413
Hybrid	165,151	385	(14,140)	151,396
Parent, Subsidiaries and Affiliates	11,188,065	37,883	(567,232)	10,658,716
Asset-backed securities	5,615,110	44,279	(103,303)	5,556,086
Commercial mortgage-backed securities	4,752,186	22,725	(215,073)	4,559,838
Residential mortgage-backed securities	6,398,641	90,630	(118,200)	6,371,071
Total long term bonds	55,466,817	531,378	(4,311,181)	51,687,014
Short-term bonds	46,978	53	(9)	47,022
Total long term, short-term and cash equivalent bonds	$55,513,795	$531,431	$(4,311,190)	$51,734,036

The accompanying notes are an integral part of these financial statements	Page 24

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2023
Long term, short-term and cash equivalent bonds
United States Government and agencies	$1,112,539	$49,606	$(31,435)	$1,130,710
State and political subdivisions	2,456,610	37,839	(272,757)	2,221,692
Foreign government	128,185	3,258	(33,817)	97,626
Corporate securities	18,006,859	380,164	(2,534,062)	15,852,961
Hybrid	155,384	—	(15,666)	139,718
Parent, Subsidiaries and Affiliates	9,713,967	6,046	(891,762)	8,828,251
Asset-backed securities	4,717,146	16,946	(216,990)	4,517,102
Commercial mortgage-backed securities	3,581,393	4,327	(376,447)	3,209,273
Residential mortgage-backed securities	3,892,945	79,826	(113,021)	3,859,750
Total long term bonds	43,765,028	578,012	(4,485,957)	39,857,083
Short-term bonds	28,629	9	—	28,638
Cash equivalent bonds	6,924	1	—	6,925
Total long term, short-term and cash equivalent bonds	$43,800,581	$578,022	$(4,485,957)	$39,892,646

At December 31, 2024 and 2023, respectively, 96.6% and 96.4% of debt securities were rated by the NAIC as investment grade (1 or 2).

The book adjusted/carrying value and fair value of bonds by contractual maturity at December 31, 2024 are shown below. Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligations back to the issuers. Mortgage-backed securities are included in their own distinct category.

	Book/ Adjusted Carrying Value	Fair Value
Due in one year or less	$482,505	$481,971
Due after one year through five years	4,153,096	4,128,466
Due after five years through ten years	5,064,613	4,888,999
Due after ten years	18,544,006	15,777,434
Mortgage-backed and asset-backed securities	27,269,575	26,457,166
Total	$55,513,795	$51,734,036

Continuous Losses

The following tables provide information about the Company’s bonds that have been continuously in an unrealized loss position.

The accompanying notes are an integral part of these financial statements	Page 25

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

	Less than or Equal to Twelve Months		Greater than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2024
Long term, short-term and cash equivalent bonds:
United States Government and agencies	$1,955,406	$(150,112)	$81,458	$(46,004)	$2,036,864	$(196,116)
State and political subdivisions	209,579	(4,652)	1,324,117	(288,772)	1,533,696	(293,424)
Foreign government	15,583	(199)	102,742	(37,504)	118,325	(37,702)
Corporate securities	8,400,472	(266,225)	8,633,859	(2,499,766)	17,034,331	(2,765,991)
Hybrid	26,999	(936)	99,672	(13,204)	126,671	(14,140)
Parent, Subsidiaries and Affiliates	5,801,226	(426,473)	1,651,055	(140,759)	7,452,281	(567,231)
Asset-backed securities	673,825	(6,055)	1,945,439	(97,248)	2,619,264	(103,303)
Commercial mortgage-backed securities	682,913	(3,004)	1,597,477	(212,069)	2,280,390	(215,073)
Residential mortgage-backed securities	1,769,060	(29,926)	846,751	(88,275)	2,615,810	(118,201)
Total long term bonds	19,535,063	(887,582)	16,282,570	(3,423,601)	35,817,632	(4,311,181)
Short-term bonds	8,156	(9)	—	—	8,156	(9)
Cash equivalent bonds	—	—	—	—	—	—
Total long term, short-term and cash equivalent bonds	$19,543,219	$(887,591)	$16,282,570	$(3,423,601)	$35,825,788	$(4,311,190)

	Less than or Equal to Twelve Months		Greater than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023
Long term, short-term and cash equivalent bonds:
United States Government and agencies	$83,840	$(1,485)	$95,644	$(29,950)	$179,484	$(31,435)
State and political subdivisions	50,445	(281)	1,504,648	(272,476)	1,555,093	(272,757)
Foreign government	—	—	114,546	(33,817)	114,546	(33,817)
Corporate securities	1,658,279	(90,359)	11,777,139	(2,443,703)	13,435,418	(2,534,062)
Hybrid	45,745	(563)	93,973	(15,103)	139,718	(15,666)
Parent, Subsidiaries and Affiliates	4,428,848	(432,182)	3,826,797	(459,579)	8,255,645	(891,761)
Asset-backed securities	522,666	(10,152)	2,873,809	(206,838)	3,396,475	(216,990)
Commercial mortgage-backed securities	265,494	(8,924)	2,544,970	(367,524)	2,810,464	(376,448)
Residential mortgage-backed securities	402,727	(17,825)	864,848	(95,196)	1,267,575	(113,021)
Total long term bonds	7,458,044	(561,771)	23,696,374	(3,924,186)	31,154,418	(4,485,957)
Short-term bonds	11	—	—	—	11	—
Cash equivalent bonds	—	—	—	—	—	—
Total long term, short-term and cash equivalent bonds	$7,458,055	$(561,771)	$23,696,374	$(3,924,186)	$31,154,429	$(4,485,957)

The Company has the intent and ability to hold all bonds in an unrealized loss position until amortized costs basis is recovered.

As of December 31, 2024 and 2023, the number of securities in an unrealized loss position for over 12 months consisted of 2,531 and 3,221, respectively.

In the course of the Company’s asset management, no securities have been sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio.

The accompanying notes are an integral part of these financial statements	Page 26

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all information required for the NAIC to provide a NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as "5GI Securities".

The Company’s 5GI securities as of December 31, 2024 and 2023, respectively, were as follows:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
Investment	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Bonds – AC	—	—	$—	$—	$—	$—
LBASS - AC	24	7	171,548	80,183	137,414	52,797
Total	24	7	$171,548	$80,183	$137,414	$52,797

AC – Amortized cost

BACV – Book adjusted carrying value

Subprime Mortgage Related Risk Exposure

While the Company holds no direct investments in subprime mortgage loans, the Company has limited exposure to subprime borrowers, through direct investments in primarily investment grade securities with underlying subprime exposure. The Company’s definition of subprime is predominantly based on borrower statistics from a residential pool of mortgages. Included in the statistics evaluated is the average credit score of the borrower, the loan-to-value ratio, the debt-to-income statistics, and the diversity of all these statistics across the borrower profile. As is true for all securities in the Company’s portfolio, the Company reviews the entire portfolio for impairments at least quarterly. Included in that analysis are current delinquency and default statistics, as well as the current and original levels of subordination on the security.

The Company has indirect subprime exposure through the following investments:

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2024
Residential mortgage-backed securities	$204,805	$196,215	$189,668	$—
Total	$204,805	$196,215	$189,668	$—

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2023
Residential mortgage-backed securities	$188,705	$182,377	$176,398	$—
Total	$188,705	$182,377	$176,398	$—

The accompanying notes are an integral part of these financial statements	Page 27

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Mortgage Loans

Maturities

The maturity distribution for mortgages is as follows:

	Year Ended December 31,
	2024	Percentage
2025	$1,578,698	7.26%
2026	3,437,282	15.81%
2027	2,818,074	12.96%
2028	527,121	2.42%
2029 and thereafter	13,383,009	61.55%
Total	$21,744,184	100.00%

Impairments

The Company evaluates all of its mortgage loans for impairment. This evaluation considers the borrower’s ability to pay and the value of the underlying collateral. When a loan is impaired, its impaired value is measured based on the present value of expected future cash flows discounted at the loan’s effective interest rate, except that as a practical expedient, the impaired value may be based on a loan’s observable market price (where available), or the fair value of the collateral if the loan is a collateral-dependent loan. An allowance is established for the difference between the loan’s impaired value and its current carrying value. Additional allowance amounts established for incurred but not specifically identified impairments in the mortgage portfolio, based on analysis of market loss rate data, adjusted for specific characteristics of the Company’s portfolio and changes in economic conditions. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

The Company established specific allowances of $3,880 on 1 high-risk commercial mortgage loan, $34,942 on 4 high risk commercial mortgage loans, and $9,737 on 2 high-risk commercial mortgage loans, during 2024, 2023, and 2022, respectively.

The Company did not recognize impairments on mortgage loans as of December 31, 2024, 2023 or 2022.

Regions and Type

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration.

The following tables present the Company’s mortgage loans by geographic region and property type.

The accompanying notes are an integral part of these financial statements	Page 28

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

The mortgage loans were concentrated in the following regions:

	Year Ended December 31,
	2024	Percentage	2023	Percentage
East North Central	$563,809	2.59%	$418,457	2.83%
East South Central	424,534	1.95%	268,552	1.82%
Mid Atlantic	2,475,687	11.39%	1,879,071	12.72%
Mountain	1,740,939	8.01%	1,376,043	9.31%
New England	479,415	2.20%	385,808	2.61%
Pacific	5,247,468	24.13%	3,660,246	24.77%
South Atlantic	5,507,608	25.34%	3,907,260	26.45%
West North Central	170,437	0.78%	134,885	0.91%
West South Central	2,484,799	11.43%	1,737,860	11.76%
Various	2,649,491	12.18%	1,005,790	6.81%
Total	$21,744,184	100.00%	$14,773,971	100.00%

The mortgage loans by type are as follows:

	Year Ended December 31,
	2024	Percentage	2023	Percentage
Apartment/multifamily	$6,859,210	31.55%	$4,738,802	32.08%
Industrial	2,424,806	11.15%	1,769,402	11.98%
Office	2,610,281	12.00%	1,871,337	12.67%
Retail	223,852	1.03%	438,864	2.97%
Residential	9,061,095	41.66%	5,396,184	36.52%
Mixed use	227,478	1.05%	197,963	1.34%
Self storage	144,615	0.67%	107,695	0.73%
Other	192,847	0.89%	253,723	1.72%
Total	$21,744,184	100.00%	$14,773,971	100.00%

The maximum and minimum lending rates for new mortgage loans made during 2024 were 13.50% and 1.50%, respectively. The maximum percentage of any one loan to the value of the security at the time of the loan was 100.68%. There were no taxes, assessments or other amounts advances that were no included in the mortgage total.

The accompanying notes are an integral part of these financial statements	Page 29

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Real Estate

The company owned real estate investments as follows:

	Year ended December 31,
	2024	2023
Held for the production of income	34,650	—
Total	34,650	—

Derivatives and Hedging Activities

The Company utilizes various derivative instruments to hedge risk identified in the normal course of its insurance business. The Company’s derivative instruments are primarily used to hedge a wide range of risks including interest rate risk, equity market risk and foreign currency exchange rate risk. The Company receives collateral from its derivative counterparties to limit the risk of nonperformance by the counterparties.

The Company manages its equity market risk by entering certain OTC derivatives, primarily equity options and swaps, as well as exchange traded equity options and futures. The Company trades exchange-traded fixed income future contracts, OTC swaps, forwards and swaptions to protect against interest rate risk. The Company entered currency forwards and cross currency swaps to limit its currency exposure from foreign currency denominated assets. The total net carrying value of derivative assets, net of derivative liabilities, was $447,014 and $205,199 as of December 31, 2024 and 2023, respectively.

Under SSAP No. 86, Derivatives, the Company has elected to account for its derivatives using the fair value method of accounting, with changes in fair value recorded as unrealized investment gains or losses. The realized gains or losses are recorded upon the derivative contract expiry. The Company entered interest rate swaps hedging Federal Home Loan Bank liabilities which employs hedge accounting. In addition, the Company has designated cash flow hedge interest rate swaps to hedge the interest rate risk associated with floating rate investments and fair value hedge cross currency swaps to hedge the foreign currency risk associated with foreign currency-denominated bonds. The derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, which are carried at amortized cost. The Company has designated bond forwards to hedge the interest rate risk associated with the planned purchase of debt securities in a cash flow hedge. The bond forwards were recorded at cost.

The current credit exposure of the Company’s OTC derivative contracts is limited to the fair value of $107,638 as of December 31, 2024. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining net collateral of $398,142 from counterparties as of December 31, 2024. In the event of the nonperformance by the counterparties, the Company has the right to the collateral pledged by counterparties. The exchange-traded derivatives are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The fair value of the derivative assets and liabilities by risk hedged, prior to derivative netting through same counterparties, were as follows:

The accompanying notes are an integral part of these financial statements	Page 30

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

December 31, 2024

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$422,214	$115,243	$9,798,232
Currency	38,627	6,700	835,757
Interest rates	236,049	127,933	12,840,481
Gross fair value of derivative instruments	$696,890	$249,876	$23,474,470

Derivative collateral	—	—
Offset per SSAP No. 64	(208,799)	(208,799)
Net fair value of derivative instruments	$488,091	$41,077

December 31, 2023

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$392,089	$220,261	$11,324,964
Currency	13,186	16,031	393,565
Interest rates	177,335	141,120	9,782,488
Gross fair value of derivative instruments	$582,610	$377,412	$21,501,017

Derivative collateral	—	—
Offset per SSAP No. 64	(248,035)	(248,035)
Net fair value of derivative instruments	$334,575	$129,377

The accompanying notes are an integral part of these financial statements	Page 31

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

The fair value of the derivative assets and liabilities by instruments were as follows:

December 31, 2024

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
OTC equity options	$422,214	$114,837	$9,626,640
Futures	1,244	406	1,466,962
Interest rate swap	229,554	33,956	9,372,200
Listed options	—	—	—
Bond forward	5,251	93,977	2,172,911
Swaptions	—	—	—
Currency Forwards / Swaps	38,627	6,700	835,757
Gross fair value of derivative instruments	$696,890	$249,876	$23,474,471

Offset per SSAP No. 64	(208,799)	(208,799)
Net fair value of derivative instruments	$488,091	$41,077

December 31, 2023

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
OTC equity options	$391,694	$219,102	$11,172,416
Futures	8,877	5,675	1,368,872
Interest rate swap	135,994	100,674	6,925,400
Listed options	—	—	—
Bond forward	32,859	35,929	1,640,764
Swaptions	—	—	—
Currency forwards	13,186	16,031	393,565
Gross fair value of derivative instruments	$582,610	$377,411	$21,501,017

Offset per SSAP No. 64	(248,035)	(248,035)
Net fair value of derivative instruments	$334,575	$129,376

The accompanying notes are an integral part of these financial statements	Page 32

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Other Investments

Other Invested Assets

Other invested assets as stated on the Company’s Statements of Admitted Assets, Liabilities, Capital and Surplus consists of a portfolio of life settlement policies, term notes and loans, receivables for securities and investments in partnerships. The carrying value of these investments for the years ended December 31, were as follows:

	Year Ended December 31,
	2024	2023
Residual tranches	742,144	708,609
Collateral loans	566,846	552,082
LLCs, partnerships, and joint ventures	519,353	89,866
Other	110,922	208,405
Total	1,939,265	1,558,962

Collateral Loans

Consistent with disclosure requirements adopted in 2024, the table below details admitted and nonadmitted collateral loan investments, based on the qualifying investment collateral type.

	Year ended December 31,
	2024
Collateral Type	Aggregate Collateral Loan	Admitted	Nonadmitted
Mortgage loans - unaffiliated	504,448	504,448	—
Joint ventures, partnerships, and LLCs - unaffiliated	62,398	62,398	—
Total	566,846	566,846	—

Cash and Short-Term Investments

Cash and short-term investments held at December 31, were as follows:

	Year Ended December 31,
	2024	2023
Cash and cash equivalents	$2,493,046	$4,691,383
Short-term investments	234,869	32,349
Total	$2,727,915	$4,723,732

Included in cash balances above are $243,702 and $243,702 as of December 31, 2024 and 2023, respectively, which are cash balances in trusts held for a counterparty, over which the company does not have exclusive control, and as such are considered to be restricted cash amounts.

The accompanying notes are an integral part of these financial statements	Page 33

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Restricted Assets

Restricted assets at December 31, were as follows:

	Year Ended December 31,
	2024			2023
	Gross	Net	Total Restricted to Total Admitted Assets	Gross	Net	Total Restricted to Total Admitted Assets	Increase / (Decrease)
Pledged collateral to FHLB	729,338	729,338	0.7%	364,802	364,802	0.5%	364,536
Placed under OTC contracts	41,009	41,009	—%	64,780	64,780	0.1%	(23,771)
FHLB capital stock	8,240	8,240	—%	18,046	18,046	—%	(9,806)
On deposit with states	129,866	129,866	0.1%	129,146	129,146	0.2%	720
Derivative - collateral pledged	224,875	224,875	0.2%	149,215	149,215	0.2%	75,660
Total	1,133,328	1,133,328	1.0%	725,989	725,989	1.0%	407,339

Proceeds, Net Investment Income and Capital Gains and Losses

Proceeds from the sale of bonds and stocks and related capital gains and losses were as follows:

	Year Ended December 31,
	2024	2023	2022
Proceeds	$15,868,286	$6,597,277	$11,895,975

Gross realized gains	125,562	88,415	56,471
Gross realized losses	(268,285)	(234,560)	(683,835)
Total net realized gains/(losses)	$(142,723)	$(146,145)	$(627,364)

The accompanying notes are an integral part of these financial statements	Page 34

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Major categories of net investment income are summarized as follows:

	Year Ended December 31,
	2024	2023	2022
Bonds	2,735,363	2,051,449	1,562,099
Stocks	5,985	3,085	2,221
Mortgage loans	1,077,491	690,363	513,135
Policy loans	39,663	20,164	22,020
Cash equivalents and short-term investments	176,902	93,487	32,442
Derivatives	507	90	(6)
Other invested assets	286,277	297,183	165,224
Real Estate Income	3,441	—	—
Miscellaneous income	3,900	11,621	3,990
Gross investments income	4,329,529	3,167,442	2,301,125
Less: investment expenses	304,522	209,205	173,822
Net investment income before IMR amortization	4,025,007	2,958,238	2,127,303
IMR amortization	(14,515)	(110)	2,205
Net investment income after IMR amortization	4,010,492	2,958,128	2,129,508

There were no amounts excluded from investment income for bonds where collection of interest was uncertain at December 31, 2024 and 2023.

The Company did not have any due and accrued amounts over 90 days past due to exclude from capital and surplus at December 31, 2024 and 2023.

The cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance is $116,846 as of December 31, 2024.

The accompanying notes are an integral part of these financial statements	Page 35

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Realized gains and losses, net of amounts transferred to the IMR and federal income tax, are as follows:

	Year Ended December 31,
	2024	2023	2022
Realized gains (losses)
Bonds and stocks	$(300,245)	$(486,217)	$(786,428)
Mortgage loans	(78,591)	(55,739)	(20,022)
Derivative instruments*	(143,451)	(319,141)	(308,777)
Cash, cash equivalents and short-term investments	46	(18)	(73)
Other invested assets	24,556	(22,595)	(846)
Total realized gains (losses) on investments	(497,685)	(883,710)	(1,116,146)
Less amount transferred to IMR (net of related taxes of ($62,674) in 2024, ($96,459) in 2023 and($157,643) in 2022)	(235,773)	(362,871)	(593,037)
Total realized gains (losses) on investments	(261,912)	(520,839)	(523,109)
Federal income tax expense	10,113	55,394	102,009
Net realized gains (losses)	$(251,799)	$(465,445)	$(421,100)

*Excludes reinsurance cession of derivatives

The change in unrealized gains and losses on investments recorded in unassigned surplus is as follows:

	Year Ended December 31,2024	Year Ended December 31,2023	Year Ended December 31,2022
	Unrealized Capital Gain (Loss)	Unrealized Capital Gain (Loss)	Unrealized Capital Gain (Loss)
Bonds	$(11,148)	$1,054	$28,244
Common stocks of affiliates	138,414	(358,938)	116,455
Derivative instruments	30,495	264,319	(118,384)
Other invested assets	46,309	18,201	(41,083)
Mortgage loans	30,980	(28,086)	(9,970)
Total change in unrealized gains and losses	235,050	(103,450)	(24,738)
Capital gains tax expense (benefit)	28,731	60,948	(25,980)
Change in unrealized gains and losses, net of taxes	$206,319	$(164,398)	$1,242

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The Company evaluates: the ability and intent to hold the investment to maturity, the issuer’s overall financial condition, the issuer’s credit and financial strength ratings, the issuer’s financial performance including earnings trends, dividend payments, and asset quality. A weakening of the general market conditions in the industry or geographic region in which the issuer operates, the length of time in which the fair value of an issuer’s securities remains below cost, and with respect to fixed maturity investments, any factors that might raise doubt about the issuer’s ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities, as necessary.

The Company recognized OTTI charges on invested assets of $54,201 and $89,216 during 2024 and 2023, respectively.

The accompanying notes are an integral part of these financial statements	Page 36

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

The Company receives certain amounts of prepayment and acceleration fees.

General Account
Number of CUSIPS	5
Aggregate Amount of Investment Income	$1,553

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The fair value hierarchy under SSAP No. 100 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurement).

The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

Level 2	Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

Summary of Fair Value Methodologies

The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

Bonds, preferred stock and common stock - Fair values are based on quoted market prices. If quoted market prices are not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses, which utilize current interest rates for similar financial instruments having comparable terms and credit. Bonds rated a 6 in accordance with the P&P Manual of the NAIC CMIAO are carried at the lower of amortized cost or fair value.

Cash and short-term investments - For these investments, the carrying amounts reported in the Statements of Admitted Assets, Liabilities, Capital and Surplus approximate fair value.

Mortgage loans - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The Company values the OTC options utilizing the Black-Scholes models implemented in the SunGard derivative system with index marks updated daily. The Company’s OTC equity options trade in liquid markets, resulting in calculations that do not involve significant management judgment and valuations that generally can be verified. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. Such instruments are typically classified within Level 2 of the fair value hierarchy maturities.

Policy loans - The estimated fair value for policy loans with variable interest rates approximates the carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates. The estimated fair value for policy loans with fixed interest rates is based on discounted cash flows.

The accompanying notes are an integral part of these financial statements	Page 37

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Policy and contract liabilities - Fair values of the Company’s liabilities under contracts not involving significant mortality or morbidity risks (principally, annuities and supplementary contracts) are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value).

Separate accounts - The estimated fair value of assets held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for related liabilities. Based on the level of observable activity, these assets will be measured at either level 1 or level 2.

Financial Instruments Held at Fair Value

As of December 31, 2024, the Company’s assets and liabilities carried at fair value consist of separate account funds and derivative instruments on a recurring basis. The following table presents, by level within the fair value hierarchy, financial assets and liabilities held at fair value.

	Level 1	Level 2	Level 3	Total
December 31, 2024
Financial Assets
Derivative asset	838	487,253	—	488,091
Separate account assets	2,176,042	5,295	—	2,176,042
Total assets at fair value	$2,176,880	$492,548	$—	$2,664,133

Financial Liabilities
Derivative liabilities	$406	$40,671	$—	$41,077
Total liabilities at fair value	$406	$40,671	$—	$41,077

	Level 1	Level 2	Level 3	Total
December 31, 2023
Financial Assets
Derivative asset	3,966	330,610	—	334,576
Separate account assets	1,800,106	5,436	—	1,805,542
Total assets at fair value	$1,804,072	$336,046	$—	$2,140,118

Financial Liabilities
Derivative liabilities	$763	$128,613	$—	$129,376
Total liabilities at fair value	$763	$128,613	$—	$129,376

The accompanying notes are an integral part of these financial statements	Page 38

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Transfers into or out of Level 3

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

See below for the details of Level 3 financial assets and liabilities carried at fair value, as well as transfer into and out of Level 3 for the year ended December 31, 2024.

	Balance as of 1/1/2024	Transfers into Level 3	Transfers out of Level 3	Total gains/(losses) included in Net Income	Total gains/(losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Balance as of 12/31/2024
Assets at fair value
Common stock	—	—	—	—	(463)	463	—	—	—	—
Preferred stock	—	—	—	—	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—	—	—	—	—
Total Assets	—	—	—	—	(463)	463	—	—	—	—

Liabilities at fair value
Derivative liabilities	—	—	—	—	—	—	—	—	—	—
Derivative collateral	—	—	—	—	—	—	—	—	—	—
Total Liabilities	—	—	—	—	—	—	—	—	—	—

The accompanying notes are an integral part of these financial statements	Page 39

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Fair Value of All Financial Instruments

The aggregate fair value of the Company’s financial instruments and the level within the fair value hierarchy in which the fair value measurements fall, together with the related admitted values, are presented in the following tables. Pursuant to SSAP No. 100R, insurance contracts have been excluded.

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV) *
December 31, 2024
Financial Assets
Bonds	51,687,015	55,466,817	—	38,684,830	13,002,185	—
Common stock - affiliated	—	—	—	—	—	—
Common stock - unaffiliated	8,240	8,240	—	—	8,240	—
Preferred stock	143,634	145,123	—	142,002	1,632	—
Short-term investments	234,943	234,869	—	45,773	189,170	—
Real Estate	33,500	34,650	—	—	33,500	—
Cash and cash equivalents	4,394,722	2,493,046	2,493,046	—	1,901,676	—
Mortgage loans	20,997,072	21,744,184	—	—	20,997,072	—
Other invested assets	1,863,371	1,762,633	56,387	12,942	1,794,042	342,292
Derivative assets	488,091	488,091	838	487,252	—	—
Policy loans	574,788	574,788	—	—	574,788	—

Financial Liabilities
Other contract deposit funds	4,456,328	4,451,867	—	—	4,456,328	—
Derivative liabilities	41,077	41,077	406	40,671	—	—

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV) *
December 31, 2023
Financial Assets
Bonds	$39,857,083	$43,765,029	$966,852	$27,984,151	$10,906,081	$—
Common stock - unaffiliated	18,046	18,046	—	—	18,046	—
Preferred stock	63,215	64,665	—	61,806	1,408	—
Short-term investments	32,085	32,349	—	28,638	3,447	—
Cash and cash equivalents	4,691,383	4,691,383	4,684,458	6,925	—	—
Mortgage loans	13,695,725	14,773,971	—	—	13,695,725	—
Other invested assets	1,891,938	1,469,095	171,479	13,596	1,706,863	—
Derivative assets	334,575	334,575	3,966	330,609	—	—
Policy loans	575,566	575,566	—	—	575,566	—

Financial Liabilities
Other contract deposit funds	764,271	756,072	—	—	764,271	—
Derivative liabilities	129,377	129,377	763	128,613	—	—

*  Investments measured at net asset value per share as a practical expedient. These fund investments have strategies primarily focused on real assets or other investments and are subject to certain restrictions on redemption.

The accompanying notes are an integral part of these financial statements	Page 40

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Financial Instruments Held at Carrying Value

The following is the estimated fair values of financial instruments held at carrying values:

	December 31,
	2024		2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets
Bonds	55,466,817	51,687,014	43,765,029	39,857,083
Common stock - affiliated	—	—	—	—
Common stock - unaffiliated	8,240	8,240	18,046	18,046
Preferred stocks	145,123	143,634	64,665	63,215
Short-term investments	234,869	234,943	32,349	32,085
Mortgage loans	21,744,184	20,997,072	14,773,971	13,695,725
Policy loans	574,788	574,788	575,566	575,566
Cash and equivalents	2,493,046	4,394,721	4,691,383	4,691,383
Other invested assets	1,762,633	1,863,371	1,469,095	1,891,938
Real Estate	34,650	33,500	—	—
Total	82,464,350	79,937,283	65,390,104	60,825,041

Financial Liabilities
Other contract deposit funds	$4,451,867	$4,456,328	$756,072	$764,850
Dividend accumulations	7,755	7,755	8,199	8,199
Total	$4,459,622	$4,464,083	$764,271	$773,049

The accompanying notes are an integral part of these financial statements	Page 41

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

5.	FEDERAL HOME LOAN BANK

The Company is a member of the Federal Home Loan Bank (FHLB) Boston. Through its membership, the Company has issued funding agreements to the FHLB of Boston in exchange for cash advances in the amount of $75,115. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52 accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB Boston for use in general operations would be accounted for as borrowed money.

The table below indicates the amount of FHLB Boston stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB Boston.

	December 31, 2024	December 31, 2023
FHLB stock purchased/owned as part of the agreement	$8,240	$18,046
Collateral pledged to the FHLB	729,338	364,802
Funding capacity currently available	467,763	324,000
Total reserves related to funding agreement	75,115	313,580
Agreement assets and liabilities
General account assets	8,240	18,046
General account liabilities	75,115	313,580

The Company invested in Class B membership stock which is not eligible for redemption. The maximum amount of collateral pledged to the FHLB at any time during the years 2024 and 2023 was $729,338 and $466,784, respectively. The maximum amount of aggregate borrowing from FHLB at any time during the years 2024 and 2023 was $75,000 and $313,000, respectively. The actual or estimated maximum borrowing capacity as determined by the Company in accordance with current and potential acquisitions of FHLB stock as of year end 2024 and 2023 was $467,763 and $324,000, respectively.

The accompanying notes are an integral part of these financial statements	Page 42

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

6.	FEDERAL INCOME TAXES

Components of Net Deferred Tax Asset/(Liability)

The net deferred tax asset/liability at December 31, 2024 and 2023 and the change is comprised of the following components:

	December 31, 2024
	Ordinary	Capital	Total
Gross deferred tax assets	$809,904	$210,644	$1,020,548
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	809,904	210,644	1,020,548
Deferred tax assets nonadmitted	71,887	—	71,887
Subtotal net admitted deferred tax asset	738,017	210,644	948,661
Gross deferred tax liabilities	179,605	20,864	200,469
Net admitted deferred tax asset / (liability)	$558,412	$189,780	$748,192

	December 31, 2023
	Ordinary	Capital	Total
Gross deferred tax assets	$637,371	$155,689	$793,060
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	637,371	155,689	793,060
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	637,371	155,689	793,060
Gross deferred tax liabilities	228,066	5,721	233,787
Net admitted deferred tax asset / (liability)	$409,305	$149,968	$559,273

	Change
	Ordinary	Capital	Total
Gross deferred tax assets	$172,533	$54,955	$227,488
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	172,533	54,955	227,488
Deferred tax assets nonadmitted	71,887	—	71,887
Subtotal net admitted deferred tax asset	100,646	54,955	155,601
Gross deferred tax liabilities	(48,461)	15,143	(33,318)
Net admitted deferred tax asset / (liability)	$149,107	$39,812	$188,919

The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which the temporary differences are deductible and prior to the expiration of capital loss, net operating loss, and tax credit carryforwards. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making this assessment. Management believes it is more likely than not that all deferred tax assets will be realized based on projected taxable income and available tax planning strategies.

The accompanying notes are an integral part of these financial statements	Page 43

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Components of Admission Calculation

The admission calculation components under SSAP No. 101 are as follows:

	December 31, 2024
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	543,606	204,586	748,192
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	543,606	204,586	748,192
Adjusted gross deferred tax assets allowed per limitation threshold			811,044
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	194,411	6,058	200,469
Deferred tax assets admitted as the result of application of SSAP No. 101	$738,017	$210,644	$948,661

	December 31, 2023
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	410,032	149,969	560,001
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	410,032	149,969	560,001
Adjusted gross deferred tax assets allowed per limitation threshold			563,205
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	227,337	5,721	233,058
Deferred tax assets admitted as the result of application of SSAP No. 101	$637,369	$155,690	$793,059

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	133,574	54,617	188,191
Adjusted gross deferred tax assets allowed per limitation	133,574	54,617	188,191
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	(32,926)	337	(32,589)
Deferred tax assets admitted as the result of application of SSAP No. 101	$100,648	$54,954	$155,602

The accompanying notes are an integral part of these financial statements	Page 44

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Other Admissibility Criteria

	December 31,
	2024	2023
Ratio percentage used to determine recovery period	821%	759%
Ratio percentage used to determine recovery period and threshold limitation amount	$7,341,806	$5,306,495

Impact of Tax Planning Strategies

	December 31, 2024
	Ordinary	Capital	Total
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	809,904	210,644	1,020,548
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	37%	97%	49%
Net admitted adjusted gross DTAs	738,017	210,644	948,661
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	41%	97%	53%

	December 31, 2023
	Ordinary	Capital	Total
Adjusted gross DTAs	637,371	155,689	793,060
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	37%	96%	49%
Net admitted adjusted gross DTAs	637,371	155,689	793,060
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	37%	96%	49%

	Change
	Ordinary	Capital	Total
Adjusted gross DTAs	172,533	54,955	227,488
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(1)%	1%	—%
Net admitted adjusted gross DTAs	100,646	54,955	155,601
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	3%	1%	4%

Does the Company's tax-planning strategies include the use of reinsurance?	Yes ☒	No ☐

There are no temporary differences for which deferred tax liabilities are not recognized.

The accompanying notes are an integral part of these financial statements	Page 45

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Current Tax Expense and Change in Deferred Tax

Current income taxes incurred consist of the following categories:

	December 31,
	2024	2023	2022
Federal income tax expense (benefit) on operations	$213,794	$167,360	$127,967
Federal income tax on net capital gains	(10,112)	(55,394)	(102,009)
Current year income tax expense	$203,682	$111,966	$25,958

The main components of the deferred tax amounts from book/tax differences are as follows:

	December 31,
	2024	2023	Change
Ordinary
Policyholder reserves	$288,796	$229,170	$59,626
Investments	30,750	30,112	638
Deferred acquisition costs	481,159	368,212	112,947
Policyholder dividends accrual	70	—	70
Other assets - nonadmitted	3,882	6,202	(2,320)
Other	5,247	3,675	1,572
	809,904	637,371	172,533
Nonadmitted	71,887	—	71,887
Admitted ordinary deferred tax asset	738,017	637,371	100,646

Capital
Investments	146,965	125,487	21,478
Net capital loss carry-forward	63,679	30,202	33,477
Other	—	—	—
Subtotal	210,644	155,689	54,955
Admitted capital deferred tax asset	210,644	155,689	54,955
Admitted deferred tax asset	$948,661	$793,060	$155,601

Deferred tax liabilities
Ordinary
Investments	$178,571	$222,088	$(43,517)
Deferred and uncollected premium	356	464	(108)
Policyholder reserves	676	1,427	(751)
Reserve transition adjustment due to TCJA	—	—	—
Section 807(f) Adjustment	—	—	—
Other	2	4,087	(4,085)
	179,605	228,066	(48,461)
Capital
Investments	20,864	5,721	15,143
Other	—	—	—
Deferred tax liabilities	200,469	233,787	(33,318)

Net deferred tax assets	$748,192	$559,273	$188,919

The accompanying notes are an integral part of these financial statements	Page 46

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31, 2024			December 31, 2023
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
Total deferred tax assets (admitted and nonadmitted)	$809,904	$210,644	$1,020,548	$637,371	$155,689	$793,060	$227,488
Total deferred tax liabilities	(179,605)	(20,864)	(200,469)	(228,066)	(5,721)	(233,787)	33,318
Net deferred tax assets/ (liabilities)	$630,299	$189,780	$820,079	$409,305	$149,968	$559,273	$260,806
Tax effect of unrealized (gain) / losses							28,732
Change in net deferred income tax							$289,538

Reconciliation of Federal Income Tax Rate to Actual Rate

The significant items causing a difference between the statutory federal income tax rate and the Company’s effective income tax rate are as follows:

	December 31, 2024
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	$(349,811)	$(73,460)	21.00%
IMR	(75,376)	(15,829)	4.53%
Disregarded single member LLCs	(58,395)	(12,263)	3.51%
Non-admitted DTA	—	—	—%
Deferred validation	—	—	—%
Ceding commission	67,662	14,209	(4.06)%
Tax credits	(5,114)	(1,074)	0.31%
Other permanent adjustments	2,733	574	1.01%
Nontaxable income	(9,414)	(1,977)	0.57%
Prior year tax return adjustments	(5,548)	(1,165)	(1.22)%
Subpart F Income	13,381	2,810	(0.80)%
Change in non-admitted	11,043	2,319	(0.66)%
Total	$(408,839)	$(85,856)	24.54%

Federal income taxes incurred		213,794	(61.12)%
Realized capital gains (losses) tax		(10,112)	2.89%
Change in net deferred income taxes		(289,538)	82.77%
Total statutory income tax expense/(benefit)		$(85,856)	24.54%

The accompanying notes are an integral part of these financial statements	Page 47

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

	December 31, 2023
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	(659,084)	(138,408)	21.00%
FTC	—	—	—%
Dividend received deduction	—	—	—%
IMR	(107,171)	(22,506)	3.41%
Disregarded single member LLCs	163,962	34,432	(5.22)%
Deferred Validation	505	106	(0.02)%
Ceding commission	(12,757)	(2,679)	0.41%
Tax Credits	(2,252)	(473)	0.07%
Nondeductible Expenses	—	—	—%
Other Permanent Adjustments	(13,119)	(2,755)	1.01%
Nontaxable Income	(10,500)	(2,205)	0.33%
Prior Year Tax Return Adjustments	214	45	(1.22)%
Change in Non-Admitted	10,738	2,255	(0.34)%
Total	$(629,464)	$(132,188)	20.06%

Federal income taxes incurred		167,360	(25.39)%
Realized capital gains (losses) tax		(55,394)	8.40%
Change in net deferred income taxes		(244,154)	37.04%
Total statutory income tax expense/(benefit)		(132,188)	20.06%

As a result of tax reform (TCJA) the Company can no longer carry back future net operating losses (capital losses are still eligible for carry back), therefore there are no available taxes for recoupment.

At December 31, 2024, the Company has $304 million of capital loss carryforwards and no operating loss, foreign tax credit or any business credit carryforwards.

The Company will file in a consolidated life/non-life federal income tax return with its parent, Global Atlantic Limited (Delaware), and its affiliates. The Company is a party to a written agreement, approved by the Company's Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity within the consolidated group.

The IRS routinely audits the Company’s federal income tax returns, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. The Company believes that its income tax filing positions and deductions will be sustained on audit, and does not anticipate any adjustments that will result in a material, adverse effect on the Company's financial condition, results of operations, or cash flow. Therefore, no reasonable estimate can be made for tax loss contingencies and none has been recorded.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as a component of its income tax provision. As of December 31, 2024 and 2023, the Company has no amounts accrued for the payment of interest and penalties, which does not include the federal tax benefit of interest deductions, where applicable. The Company had no unrecognized tax benefits as of December 31, 2024 and 2023.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2020. The Company has no tax positions for which it believes it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months.

The accompanying notes are an integral part of these financial statements	Page 48

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

In June 2007, the Financial Accounting Standard Board (FASB) issued FASB interpretation (FIN) No. 48, According for Uncertainty in Income Taxes (FIN No. 48). The NAIC is still evaluating the applicability of FIN No. 48 to Statutory Financial Reporting. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (SSAP No. 5R). The Company believes that its income tax filing positions and deductions will be sustained in audit, and does not anticipate any adjustments that will results in a material, adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no contingent tax liabilities have been recorded pursuant to SSAP No. 5R as modified by SSAP No. 101.

On August 16, 2022, the Inflation Reduction Act (the “IRA”) was signed into law. The IRA enacted a new 15% corporate minimum tax (“CAMT”) on the "adjusted financial statement income" of certain large corporations, which became effective on January 1, 2023. As required under the authoritative guidance of ASC 740, Income Taxes, we reviewed the impact on income taxes due to the change in legislation and concluded there was no material impact to the financial statements for the years ended December 31, 2024 and 2023.

7.	REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk in various areas of exposure through acquisition and cessions with other insurance companies or reinsurers. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance and modified coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses, and the investment risk, if any, inherent in the underlying policy. Modified coinsurance and funds withheld coinsurance differ from coinsurance in that the ceding company retains the assets supporting the reserves while the risk is transferred to the reinsurer.

Effective December 30, 2024, the Company entered into a reinsurance agreement with an affiliated party on a modified coinsurance basis where the company ceded $291,629 of separate account reserves as of December 31, 2024.

Effective June 3, 2024, the Company entered into a coinsurance agreement with The Guardian Insurance and Annuity Company whereby it assumed annuity business. The total accumulated assumed reserves were $2,866,915 as of December 31, 2024.

Effective June 3, 2024, the Company amended the master retrocession agreement with an affiliated party whereby it retroceded annuity reserves. The total accumulated ceded reserves were $2,866,915 as of December 31, 2024.

Effective June 1, 2024, the Company entered into a coinsurance agreement with The Guardian Insurance and Annuity Company whereby it assumed annuity business. The total assumed reserves were $1,027,751. Subsequently the Company entered into a funds withheld coinsurance agreement with an affiliated party whereby it ceded reserves of $1,027,751.

Effective May 13, 2024, the Company entered into a coinsurance agreement with Forethought Life Insurance Company whereby it assumed funding agreements. The total accumulated assumed reserves were $3,875,282 as of December 31, 2024.

Effective February 22, 2024, the Company entered into a indemnity agreement with Munich American Reassurance Company whereby it retrocedes accident and health reserves. Total ceded reserves were $29,666,034.

The accompanying notes are an integral part of these financial statements	Page 49

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Effective January 1, 2024, the Company entered into a coinsurance agreement with the John Hancock Life Insurance Company whereby it assumed life and annuity business. The total assumed reserves were $4,823,317. Subsequently the Company entered into a funds withheld coinsurance agreement with an affiliated party whereby it ceded a deposit receivable of $3,420,783 and reserves of $1,051,887.

Effective January 1, 2024, the Company entered into a coinsurance agreement with the John Hancock Life & Health Insurance Company whereby it assumed life business. The total assumed reserves were $1,067,124. Subsequently the Company entered into a funds withheld coinsurance agreement with an affiliated party whereby it ceded a deposit receivable of $976,016.

Effective November 20, 2023, the Company entered into a coinsurance agreement with Brighthouse Life Insurance Company whereby it assumed fixed indexed annuity business. The total accumulated assumed reserves were $391,966 as of December 31, 2024.

Effective November 1, 2023, the Company entered into a coinsurance agreement with the Metropolitan Tower Life Insurance Company whereby it assumed universal life and fixed annuity business. The total assumed reserves were $3,371,046. Subsequently the Company entered into a retrocession agreements where reserves of $3,118,218 were ceded to an affiliated party.

Effective April 11, 2023, the Company entered into a coinsurance agreement with The Guardian Insurance and Annuity Company whereby it assumes new fixed annuity business. The total accumulated assumed reserves were $1,901,588 and $1,159,290 respectively and ceded reserves were $934,850 and $579,645 respectively as of December 31, 2024 an December 31, 2023..

Effective April 1, 2023, the Company entered into a retrocession agreement whereby it ceded fixed annuity reserves to an unaffiliated third party. The total accumulated ceded reserves were $764,476 and $432,888 respectively as of December 31, 2024 and December 31, 2023.

Effective January 1, 2023, the Company, amended their master retrocession agreement with an affiliated party whereby it retroceded an additional $2,143,709 of reserves. Subsequently additional reserves of $6,254,588 have been ceded to the affiliated third party.

Effective January 1, 2023, the Company entered into a retrocession agreement whereby it ceded fixed annuity reserves to an unaffiliated third party. The total accumulated ceded reserves were $2,135,596 and $1,155,797 respectively as of December 31, 2024 and December 31, 2023.

Effective January 1, 2022, the Company entered into a coinsurance and modified coinsurance agreement with American United Life Insurance Company whereby it assumed fixed and variable annuity business. The total assumed reserves were $2,444,714. Subsequently the Company entered into retrocession agreements where reserves of $1,629,891 were ceded to a third party and $730,073 were ceded to an affiliated party.

Effective January 1, 2022, the Company entered into a coinsurance agreement with the State Life Insurance Company whereby it assumed fixed annuity business. The total assumed reserves were $305,843. Subsequently the Company entered into retrocession agreements where reserves of $203,906 to a third party and $90,564 were ceded to an affiliated party.

Reinsurance assumed for the years ended December 31, is as follows:

	December 31,
	2024	2023
Coinsurance reserves assumed	77,723,462	60,876,260
Modco reserves assumed	8,157,131	7,997,005

The accompanying notes are an integral part of these financial statements	Page 50

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Reinsurance ceded for the years ended December 31, is as follows:

	December 31,
	2024	2023
Reserves ceded	50,800,984	44,749,607
Reinsurance recoverable on paid losses	6,764	1,177
Modco reserves ceded	8,488,336	8,292,648

The effects of reinsurance for premiums for the years ended December 31, were as follows:

	December 31,
	2024	2023
Life and Accident and Health Insurance Direct	$335,532	$59,339
Reinsurance assumed - non-affiliated	17,565,589	13,745,697
Reinsurance assumed - affiliated	7,043	6,251
Less: Reinsurance ceded - non-affiliated	(2,334,552)	(2,378,272)
Less: Reinsurance ceded - affiliated	(7,528,249)	(9,277,886)
Net premiums	$8,045,363	$2,155,129

As of December 31, 2024 and 2023 our net reserves pertaining to affiliate activity was $(29,105,938) and $(26,929,817) respectively. As of December 31, 2024 and 2023 our net modco reserves pertaining to affiliate activity was $(5,561,411) and $(5,180,117) respectively.

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by ceding certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on the Company's review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound and there was no allowance for uncollectible amounts at December 31, 2024 and 2023.

8.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full life insurance premium for the current policy year has been collected. Gross premiums as represented below are net of reinsurance. Loading is the amount added to premiums to cover operating expenses. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. As of December 31, 2024 and 2023, the Company had deferred and uncollected life insurance premiums (excluding accident and health) as follows:

	Year ended December 31,
	2024					2023
	Gross	Loading	Net	Non- Admitted	Net Admitted	Gross	Loading	Net	Non- Admitted	Net Admitted
Ordinary renewal	$2,047	$354	$1,693	$—	$1,693	$2,211	$312	$1,899	$—	$1,899
Total	$2,047	$354	$1,693	$—	$1,693	$2,211	$312	$1,899	$—	$1,899

The accompanying notes are an integral part of these financial statements	Page 51

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

9. ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

As of December 31, 2024, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$20,426,028	$3,527	$—	$20,429,555	41.9%
At book value less current surrender charge of 5% or more	9,468,658	—	—	9,468,658	19.4%
At fair value	290,509	—	1,269,092	1,559,601	3.2%
Total with adjustment or at fair value	30,185,195	3,527	1,269,092	31,457,814	64.5%
At book value without adjustment (minimal or no charge adjustment)	9,794,074	—	—	9,794,074	20.1%
Not subject to discretionary withdrawal:	7,403,736	—	54,948	7,458,684	15.4%
Total (gross)	47,383,005	3,527	1,324,040	48,710,572	100.0%
Less: reinsurance ceded	30,054,422	—	—	30,054,422
Total (net)	$17,328,583	$3,527	$1,324,040	$18,656,150

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$766,909	$—	$—	$766,909	7.5%
At book value less current surrender charge of 5% or more	145,464	—	—	145,464	1.4%
At fair value	—	—	538	538	—%
Total with adjustment or at fair value	912,373	—	538	912,911	8.9%
At book value without adjustment (minimal or no charge adjustment)	2,697,878	—	—	2,697,878	26.2%
Not subject to discretionary withdrawal:	6,370,588	—	306,994	6,677,582	64.9%
Total (gross)	9,980,839	—	307,532	10,288,371	100.0%
Less: reinsurance ceded	9,282,536	—	—	9,282,536
Total (net)	$698,303	$—	$307,532	$1,005,835

The accompanying notes are an integral part of these financial statements	Page 52

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Deposit-Type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge adjustment)	1,066,029	—	—	1,066,029	14.2%
Not subject to discretionary withdrawal:	6,460,277	—	4,865	6,465,142	85.8%
Total (gross)	7,526,306	—	4,865	7,531,171	100.0%
Less: reinsurance ceded	3,069,978	—	—	3,069,978
Total (net)	$4,456,328	$—	$4,865	$4,461,193

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2024
	General Account	Separate Account with Guarantee	Separate Account without Guarantees	Total
Life, accident & health, and supplemental contracts with life contingencies	$22,483,214	—	—	22,483,214
Separate Accounts	—	3,527	1,636,437	1,639,964
Total annuity actuarial reserves and deposit liabilities	22,483,214	3,527	1,636,437	24,123,178

As of December 31, 2024, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2024			Year Ended December 31, 2024
	General Account			Separate Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$2,441,868	$2,444,354	$2,649,299	$—	$—	$—
Other permanent cash value life insurance	—	262,223	266,184	—	—	—
Variable universal life	321,336	321,327	307,928	520,785	520,740	490,265
Miscellaneous reserves	—	—	51	—	—	—
Not subject to discretionary withdrawal or no cash value
Term policies without cash value	—	—	732	—	—	—
Accidental death benefits	—	—	357	—	—	—
Disability-active lives	—	—	381	—	—	—
Disability-disabled lives	—	—	18,038	—	—	—
Miscellaneous reserves	—		12,137	—	—	37,667
Total (gross)	2,763,204	3,027,904	3,255,107	520,785	520,740	527,932
Less: reinsurance ceded	2,390,545	2,531,510	2,733,154	—	—	—
Total (net)	$372,659	$496,394	$521,953	$520,785	$520,740	$527,932

The accompanying notes are an integral part of these financial statements	Page 53

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Reconciliation of total life & accident & health reserves:

	Year Ended December 31, 2024
	General Account	Separate Account Guaranteed and nonguaranteed	Total
Life insurance reserves	$498,712	$490,265	$988,977
Accidental death benefit reserves	348	—	348
Active lives reserves	194	—	194
Disabled lives reserve	12,636	—	12,636
Miscellaneous reserves	10,062	37,667	47,729
Total life and accident & health reserves	521,952	$527,932	$1,049,884

The accompanying notes are an integral part of these financial statements	Page 54

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

As of December 31, 2023, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2023
	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	16,418,838	3,986	—	16,422,824	40.0%
At book value less current surrender charge of 5% or more	4,836,658	—	—	4,836,658	11.8%
At fair value	5,675	—	1,244,225	1,249,900	3.0%
Total with adjustment or at fair value	21,261,171	3,986	1,244,225	22,509,382	54.8%
At book value without adjustment (minimal or no charge adjustment)	9,841,475	—	—	9,841,475	24.0%
Not subject to discretionary withdrawal:	8,620,651	—	52,544	8,673,195	21.2%
Total (gross)	39,723,297	3,986	1,296,769	41,024,052	100.0%
Less: reinsurance ceded	24,336,710	—	—	24,336,710
Total (net)	15,386,587	3,986	1,296,769	16,687,342

Group Annuities:

	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	965,435	—	—	965,435	9.7%
At book value less current surrender charge of 5% or more	183,929	—	—	183,929	1.9%
At fair value	—	—	450	450	—%
Total with adjustment or at fair value	1,149,364	—	450	1,149,814	11.6%
At book value without adjustment (minimal or no charge adjustment)	2,733,382	—	—	2,733,382	27.6%
Not subject to discretionary withdrawal:	6,024,234	—	21	6,024,255	60.8%
Total (gross)	9,906,980	—	471	9,907,451	100.0%
Less: reinsurance ceded	9,229,400	—	—	9,229,400
Total (net)	677,580	—	471	678,051

Deposit-Type Contracts (no life contingencies):

	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	—	—	—	—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge adjustment)	880,683	—	—	880,683	34.5%
Not subject to discretionary withdrawal:	1,664,363	—	4,304	1,668,667	65.5%
Total (gross)	2,545,046	—	4,304	2,549,350	100.0%
Less: reinsurance ceded	1,780,775	—	—	1,780,775
Total (net)	764,271	—	4,304	768,575

The accompanying notes are an integral part of these financial statements	Page 55

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2023
	General Account	Separate Account without Guarantees	Separate Account without Guarantees	Total
Life, accident & health, and supplemental contracts with life contingencies
Separate Accounts	$16,828,439	$—	$—	$16,828,439
Total annuity actuarial reserves and deposit liabilities	—	3,986	1,301,544	1,305,530
	16,828,439	3,986	1,301,544	18,133,969

The accompanying notes are an integral part of these financial statements	Page 56

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

As of December 31, 2023, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2023
	General Account			Separate Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$2,564,144	$2,567,443	$2,766,410	$—	$—	$—
Other permanent cash value life insurance	—	289,453	293,477	—	—	—
Variable universal life	318,487	318,471	315,350	491,040	490,987	458,072
Miscellaneous reserves	—	—	47	—	—	—
Not subject to discretionary withdrawal or no cash value
Term policies without cash value	—	—	807	—	—	—
Accidental death benefits	—	—	402	—	—	—
Disability-active lives	—	—	447	—	—	—
Disability-disabled lives	—	—	18,148	—	—	—
Miscellaneous reserves	—		12,548	—	—	35,638
Total (gross)	2,882,631	3,175,367	3,407,636	491,040	490,987	493,710
Less: reinsurance ceded	2,496,168	2,654,277	2,862,878	—	—	—
Total (net)	$386,463	$521,090	$544,758	$491,040	$490,987	$493,710

Reconciliation of total life & accident & health reserves:

	Year Ended December 31, 2023
	General Account	Separate Account without Guarantees	Total
Life insurance reserves	$521,372	$458,072	$979,444
Accidental death benefit reserves	380	—	380
Active lives reserves	218	—	218
Disabled lives reserve	12,556	—	12,556
Miscellaneous reserves	10,232	35,638	45,870
Total life and accident & health reserves	$544,758	$493,710	$1,038,468

The accompanying notes are an integral part of these financial statements	Page 57

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

10. ACCIDENT AND HEALTH POLICY AND CLAIM LIABILITIES

Substantially all of the Company’s accident and health policies are ceded to third parties. The following table provides details regarding the Company’s accident and health policy reserves:

	December 31,
	2024	2023
Direct	$4,831	$5,127
Reinsurance assumed - non-affiliated	10,480,582	6,162,152
Less: reinsurance ceded - affiliated	(1,567,559)	(1,663,843)
Less: reinsurance ceded - non-affiliated	(4,086,237)	(4,318,541)
Net reserves	$4,831,617	$184,895

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may affect the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed.

11. CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Massachusetts statutes, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the MA DOI, is limited to the greater of the Company’s statutory net gains from operations of the preceding December 31 or 10% of the statutory policyholder’s surplus as of the preceding December 31. Dividends must be paid from unassigned funds. In 2025, the maximum ordinary dividend the Company may declare without receiving prior approval from the MA DOI is $615,515.

No dividend was paid in 2024 or 2023.

On December 23, 2024, the Company made a $175,000 capital contribution to FLIC.

On December 23, 2024, the Company received a $440,000 capital contribution from Global Atlantic (Fin) Company (Finco).

On September 30, 2024, the Company made a $400,000 capital contribution to FLIC.

On June 28, 2024, the Company received a $260,000 capital contribution from Finco.

On June 20, 2024, the Company received $842,000 in capital contributions from Finco.

On June 20, 2024, the Company made a $500,000 capital contribution to FLIC.

On February 27, 2024, which was approved by the Massachusetts Department of Insurance to be a Type 1 subsequent event reflected on the December 31, 2023 balance sheet, the Company received a $100,000 capital contribution from Finco.

On December 26, 2023, the Company made a $100,000 capital contribution to FLIC.

On December 26, 2023, the Company received a $250,000 capital contribution from Finco.

On December 18, 2023, the Company received a $185,000 capital contribution from Finco.

On December 14, 2023, the Company received a $130,000 capital contribution from Finco.

The accompanying notes are an integral part of these financial statements	Page 58

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

On November 15, 2023, the Company made a $160,000 capital contribution to FAFLIC.

On September 29, 2023, the Company made a $15,000 capital contribution to FAFLIC.

On April 11, 2023, the Company made a $27,000 capital contribution to FAFLIC.

On December 27, 2022, the Company received a $475,000 capital contribution from Finco.

On December 27, 2022, the Company made a $100,000 capital contribution to FLIC.

On October 3, 2022, the Company made a $50,000 capital contribution to FAFLIC.

On September 30, 2022, the Company received a $150,000 capital contribution from Finco.

On April 03, 2022, the Company received a $175,000 capital contribution from Finco.

The Company’s unassigned surplus was impacted by each item below as follows:

	December 31,
	2024	2023
Unrealized gains (losses)	$705,297	$498,979
Nonadmitted asset values	(90,372)	(29,533)
Asset valuation reserves	(570,218)	(371,360)
Provision for reinsurance	(5,112)	(1,518)

The accompanying notes are an integral part of these financial statements	Page 59

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following table provides details regarding the Company's surplus notes:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principle
0001	12/14/2018	6.250%	$820,000	YES	$820,000	$820,000	$—
0002	12/01/2023	8.00%	$225,000	YES	$225,000	$225,000	$—
0003	09/30/2024	8.00%	$600,000	YES	$—	$600,000	$—
Total	XXX	XXX	$1,645,000	XXX	$1,045,000	$1,645,000	$—

Item Number	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principle Paid	Life-To-Date Principle Paid	Date of Maturity	Are Surplus Note payments contractually linked
0001	$51,250	$296,965	—	$—	$—	9/30/2048	NO
0002	$14,150	$14,150	—	$—	$—	9/30/2053	NO
0003	$—	$—	—	$—	$—	9/30/2054	NO
Total	$65,400	$311,115	XXX	$—	$—	XXX	XXX

Item Number	Surplus Note payments subject to administrative offsetting provisions	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note	Is Asset Issuer a Related Party	Type of Assets Received Upon Issuance	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Holder
0001	NO	NO	NO	0	$—	$—	NO
0002	NO	NO	NO	0	$—	$—	NO
0003	NO	NO	NO	0	$—	$—	NO
Total	XXX	XXX	XXX	XXX	$—	$—	XXX

The Company must meet minimum capital and surplus requirements under a RBC formula. RBC is the standard measurement of an insurance company’s required capital on a statutory basis. It is calculated by using a formula that applies factors to various assets, premium, and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company’s surplus deficit under the RBC formula. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment, and was $7,341,806 at December 31, 2024.

12. RELATED PARTY TRANSACTIONS

Service Agreements

The Company and its subsidiaries entered into a Services and Expense Agreement with Global Atlantic Financial Group Limited (GAFG) under which GAFG and affiliates agreed to provide personnel, management services, administrative support, the use of facilities and such other services as the parties may agree to from time to time. The agreement was filed with the MA DOI. The Company recognized $216,236, $216,144 and $181,248 in intercompany charges for 2024, 2023 and 2022 respectively.

On February 1 2021, the Company entered into an investment management agreement with Kohlberg Kravis Roberts & Co. L.P., a Delaware limited partnership and KKR subsidiary. The Company recorded expenses for these agreements of $207,541, $140,141 and $119,500 as of December 31, 2024, 2023 and 2022 respectively.

The accompanying notes are an integral part of these financial statements	Page 60

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

The Company has funds withheld agreements with related parties. Amounts due from affiliates related to funds withheld agreements were $97,751, $97,754 and $8,037 as of December 31, 2024, 2023 and 2022 respectively. Amounts due to affiliates related to funds withheld agreements were $1,145, $5,379 and $1,388 as of December 31, 2024, 2023 and 2022 respectively. All intercompany balances related to funds withheld agreements are settled subsequent to year end.

The Company has agreements with affiliated parties FAFLIC and GA Re to receive certain fee income related to policyholder administration of $96,578, $91,385 and $39,587 for the years ended December 31, 2024, 2023, and 2022 respectively. The Company also has agreements with affiliated party FLIC to provide reimbursement of certain fees related to policyholder administration of $1,535, $1,643, and $1,807 for the years ended December 31, 2024, 2023 and 2022 respectively. Additionally, the Company had $155,360, $27,097 and $4,979 receivable at December 31, 2024, 2023 and 2022 respectively.

Affiliated Investments

In 2022, the NAIC clarified that certain investments which are originated, sponsored or managed by affiliated entities shall be reported as affiliated investments even if the underlying assets are unrelated third party investments with no credit exposure to affiliates. The Company holds investments of this type, which are included in invested assets balances as follows:

	2024	2023
Bonds	10,981	9,714
Mortgages	3,692	1,917
Common Stocks	4,860	3,650
Other Invested Assets	1,137	702
	$20,670	$15,983

On March 22, 2022, the Company entered into an investment transaction with KKR Multi-Asset Tactical Designated Activity Company, an entity indirectly controlled by KKR & Co. Inc., whereby the Company agreed to transact an amount not to exceed $470 million. As of December 31, 2024, the Company had $394 million outstanding with KKR Multi-Asset Tactical Designated Activity Company.

On March 3, 2022, the Company committed to purchase $1,611 million of notes from Lightning 2022-1 Financing L.P. ("Lightning"), and Thunderbird 2022-1 Financing L.P. ("Thunderbird"), entities which are indirectly under the control of KKR & Co. Inc. $18 million of the commitment was syndicated to a non-affiliate, reducing the Company's commitment to $1,592 million. As of December 31, 2024, the Company had funded $1,264 million of its commitment.

Payable/Receivables from Affiliates

As of December 31, 2024 and 2023, the Company reported $5,260 and $21,365 due to affiliates and $2 and $101,390 due from affiliates. All intercompany balances shown as payable to or from parent, subsidiaries and affiliates are settled within 30 days of their incurrence under the terms of the intercompany expense sharing agreements.

The accompanying notes are an integral part of these financial statements	Page 61

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

The Company and certain subsidiaries and affiliates are part of an intercompany borrowing arrangement whereby companies may borrow from one another on a short-term basis for various purposes. In June and September 2022, the Company borrowed $100 and $70, respectively for a one month period. In August 2022, the Company borrowed $50 for a two month period. The Company had borrowings $0 and $182,919 outstanding as of December 31, 2024 and 2023.

Guarantees or Contingencies for Related Parties

On November 16, 2023, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of fixed annuity and universal life insurance. The remaining liabilities of this block of business at December 31, 2024 and 2023 were $10,311,892 and $10,366,976, respectively.

On October 3, 2022, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of variable annuities. The remaining liabilities of this block of business at December 31, 2024 and 2023 were $3,228,172 and $3,585,542, respectively.

On December 19, 2012, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of fixed annuities. The remaining liabilities of this block of business at December 31, 2024 and 2023 were $564,701 and $662,974, respectively.

13. COMMITMENTS AND CONTINGENCIES

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business.

Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

In connection with a cybersecurity incident on May 29, 2023, related to services provided to several companies by Pension Benefits Information LLC, and its use of MOVEit software (“PBI/MOVEit Incident”), The Global Atlantic Financial Group LLC or some of its affiliates have received a total of five putative class action complaints alleging failure to properly secure and safeguard customers’ sensitive information. Four cases originated in United States District Court for the Southern District of New York: Clancy, Michael v. The Global Atlantic Financial Group LLC (1:23-cv-07975) filed September 8, 2023, Guzman, Marcelina v. The Global Atlantic Financial Group LLC (1:23-cv-08150) filed September 14, 2023, and Hendrix, Eudoice v. Global Atlantic Financial Company, Accordia Life and Annuity Company, Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and Forethought Life Insurance Company (1:23-cv-08058) filed September 12, 2023, and Bernstein, Michael v. The Global Atlantic Financial Group LLC (1:23-cv-9868) filed in New York state court September 15, 2023. A fifth case was filed in the United States District Court for the Southern District of Indiana, but subsequently was voluntarily dismissed: Hansa v. Forethought Life Insurance Company, Global Atlantic Insurance Network LLC, and The Global Atlantic Financial Group LLC (1:23-cv-01549) filed August 28, 2023. The Company itself is currently a party only in the Hendrix case. A judicial panel consolidated certain PBI/MOVEit Incident-related litigation in an MDL and transferred the cases to the District of Massachusetts, before Judge Allison Burroughs. This order applies to all matters against The Global Atlantic Financial Group LLC and its affiliates.

However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on its financial position or results of operations.

The accompanying notes are an integral part of these financial statements	Page 62

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for the Company’s subsidiaries FAFLIC and Accordia) from systems managed by Athene Holdings Limited ("Athene" a non-affiliated Company) to the platform of one of our third party services providers DXC, or the “Conversion”, the Company, FAFLIC and Accordia expect to incur a variety of litigation-related costs. On June 13, 2018 Accordia received notice of a regulatory matter from the California Department of Insurance regarding administration issues relating to certain California life insurance policies reinsured by Accordia which are administered by DXC. On August 19, 2020 Accordia and the California Department of Insurance resolved the dispute, whereby Accordia paid a $11,500 fine and agreed to perform certain corrective actions for California policyholders impacted by conversion.

Assessments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

Commitments

The Company has operational servicing agreements with third party administrators for contract / policy administration over certain of the Company’s fixed annuity, traditional life, variable annuity, and variable universal life business. Additionally, there is a professional services agreement to manage certain aspects of the Company’s reinsurance portfolio.

As of December 31, 2024 the purchase commitments relating to the agreement with the third party administrator were as follows:

2025	$5,133
2026	4,901
2027	3,251
2028	1,467
2029	1,399
2030 and thereafter	577
Total	$16,728

The Company has funding commitments subsequent to December 31, 2024 for the following:

Commercial Mortgage Loans and Other Lending Facilities	$956,433
Limited Partnerships and LLC's	$3,759
Collateral Loans	$18,345

14. SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2024 through March 28, 2025, the date that these financial statements were available to be issued, and determined that there is no Type - I Recognized, or Type - II Non Recognized subsequent events.

The accompanying notes are an integral part of these financial statements	Page 63

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

15. COMPOSITION OF OTHER ASSETS AND LIABILITIES

Other assets consist of the following:

	December 31,
	2024	2023
Guaranty funds receivable or on deposit	$814	$619
Admitted disallowed IMR	30,437	1,055
State Income Tax Receivable	2,112	—
Miscellaneous receivables	52,710	129,401
Total other assets	$86,073	$131,075

The percentage of total net negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus is 0.61%.

Other liabilities consist of the following:

	December 31,
	2024	2023
Payables in process	$2,928	$118,954
Policyholder liabilities	535	438
Payable for securities acquired	123,172	19,648
Borrowed money	—	182,919
Miscellaneous liabilities	9,678	4,581
Derivative liabilities	41,077	129,377
Total other liabilities	$177,390	$455,917

Other income consist of the following:

	December 31,
	2024	2023	2022
Net assumed adjustment to IMR	$(191,877)	$(305,298)	$(555,436)
Service fee revenue	6,972	6,934	7,879
Guarantee minimum benefit rider fees	6,179	6,347	6,279
FWH Realized Bonds Ceded	258,280	439,727	730,062
Considerations for supplementary contracts with life contingencies	3,385	3,603	3,588
Other income	9,356	6,203	11,423
Total other income	$92,295	$157,516	$203,795

16. INVESTMENTS IN AFFILIATES

The Company owns three subsidiaries as of December 31, 2024. FAFLIC is a stock life insurance company organized under the laws of Massachusetts. Accordia is a stock life insurance company organized under the laws of Iowa. FLIC is a stock life insurance company organized under the laws of Indiana. All subsidiaries are 100% owned by the Company and are accounted for under the equity method.

The accompanying notes are an integral part of these financial statements	Page 64

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Accordia follows Iowa Administrative Code (IAC) Section 191-97, Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which reflects a departure from NAIC SAP. As a result, Accordia’s net income from operations increased by $31,199 for the year ended December 31, 2024 and Accordia’s statutory surplus decreased by $213,201 as of December 31, 2024. Had Accordia not used this prescribed practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

FLIC, with the permission of the Commissioner of Insurance in the State of Indiana, uses the Plan Type A discount rate with a guaranteed duration of less than 5 years under Actuarial Guideline 33 (AG33) on the entire in-force block of annuities with Guaranteed Minimum Withdrawal Benefits issued prior to October 1, 2013. As a result, FLIC’s net income from operations decreased by $(8,890) for the year ended December 31, 2024 and FLIC’s statutory surplus increased by $15,760 as of December 31, 2024. Had FLIC not used this permitted practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

On December 23, 2024, the Company made a $175,000 capital contribution to FLIC.

On December 23, 2024, the Company received a $440,000 capital contribution from Finco.

On September 30, 2024, the Company made a $400,000 capital contribution to FLIC.

On June 28, 2024, the Company received a $260,000 capital contribution from Finco.

On June 20, 2024, the Company received $842,000 in capital contributions from Finco.

On June 20, 2024, the Company made a $500,000 capital contribution to FLIC.

On February 27, 2024, which was approved by the Massachusetts Department of Insurance to be a Type 1 subsequent event reflected on the December 31, 2023 balance sheet, the Company received a $100,000 capital contribution from Finco.

On December 26, 2023, the Company made a $100,000 capital contribution to FLIC.

On December 26, 2023, the Company received a $250,000 capital contribution from Finco.

On December 18, 2023, the Company received a $185,000 capital contribution from Finco.

On December 14, 2023, the Company received a $130,000 capital contribution from Finco.

On November 15, 2023, the Company made a $160,000 capital contribution to FAFLIC.

On September 29, 2023, the Company made a $15,000 capital contribution to FAFLIC.

On April 11, 2023, the Company made a $27,000 capital contribution to FAFLIC.

On December 27, 2022, the Company received a $475,000 capital contribution from Finco.

On December 27, 2022, the Company made a $100,000 capital contribution to FLIC.

On September 30, 2022, the Company received a $150,000 capital contribution from Finco.

On April 03, 2022, the Company received a $175,000 capital contribution from Finco.

The accompanying notes are an integral part of these financial statements	Page 65

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Summarized financial information for subsidiaries from the annual statement for the years ended December 31 is as follows:

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

	2024	2023
ASSETS
Investments	$80,266,986	$79,240,733
Other assets	4,214,584	3,961,748
Separate account assets	3,082,153	2,456,079
Total assets	$87,563,723	$85,658,560

LIABILITIES
Benefit and loss reserves	$43,036,942	$45,462,631
Other liabilities	36,573,529	34,072,350
Separate account liabilities	3,082,153	2,456,079
Total liabilities	82,692,624	81,991,060

Stockholder's equity	4,871,098	3,667,500
Total liabilities and stockholder's equity	$87,563,723	$85,658,560

STATEMENTS OF OPERATIONS

	2024	2023
REVENUE
Premiums, commissions and fees	$9,803,024	$10,055,867
Net investment income and other income	4,308,442	3,368,505
Total Revenue	14,111,466	13,424,372

BENEFITS AND EXPENSES
Benefits	10,527,290	9,463,403
Commissions and other underwriting expenses	930,374	2,378,059
Interest and other expenses	2,785,563	1,509,979
Federal income tax expense	(289,069)	150,692
Total benefits and expenses	13,954,158	13,502,133

Realized capital gains / (losses)	(163,566)	(139,113)
Net income / (loss)	$(6,258)	$(216,873)

The Company’s purchase of Accordia (which at the time of acquisition was named Presidential Life Insurance Company – USA) under the statutory purchase method of accounting on September 30, 2013, created goodwill of $2,000. The Company’s purchase of FLIC under the statutory purchase method of accounting on January 2, 2014, created goodwill of $74,000. Pursuant to SSAP No. 68, $0 of the goodwill was deemed an admitted asset at December 31, 2024. Goodwill is recognized as part of the carrying amount of the investment in subsidiary and amortized on a straight line basis over a ten year period. Goodwill amortization expense was $7,557 for the period ended December 31, 2023. Goodwill was fully amortized in 2023 resulting in $76,065 amortized goodwill.

The accompanying notes are an integral part of these financial statements	Page 66

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

17. SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for variable annuity and variable life transactions. In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets of $2,176,042 and $1,805,542 as of December 31, 2024 and 2023, respectively. The assets legally insulated from the general account as of December 31, 2024 are attributed to the following products/transactions:

Product/Transaction	Legally Insulated Assets	(Not Legally Insulated)
Variable annuities	$1,341,411	$—
Variable life insurance products	528,181	—
Pension risk transfer products	306,450	—
Total	$2,176,042	$—

Separate account assets held by the Company relate to individual variable annuities of a nonguaranteed nature. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some variable annuities provide an incidental death benefit equal to the greater of the highest contract value on a certain date or premium paid and/or a lifetime withdrawal benefit as a portion of highest contract value on a certain date. Some variable annuities provide a guaranteed minimum income benefit, for which a level of payments is guaranteed to the annuitant regardless of the performance of the market. The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2024 was $272,288 with associated risk charges paid by the separate account to compensate for these risks of $1,001.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2023 was $335,854 with associated risk charges paid by the separate account to compensate for these risks of $984.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2022 was $491,173 with associated risk charges paid by the separate account to compensate for these risks of $1,162.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2021 was $307,154 with associated risk charges paid by the separate account to compensate for these risks of $1,486.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2020 was $393,580 with associated risk charges paid by the separate account to compensate for these risks of $1,300.

The accompanying notes are an integral part of these financial statements	Page 67

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Information regarding the Separate Accounts of the Company as of December 31, 2024 is as follows:

2024	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$—	$—	$24,182	$24,182
Reserves
For accounts with assets at:
At fair value	—	3,527	—	1,857,391	1,860,918
By withdrawal characteristics
With MV adjustment	—	3,527	—	—	3,527
At fair value	—	—	—	1,806,297	1,806,297
Not subject to discretionary withdrawal	—	—	—	51,094	51,094
Total	$—	$3,527	$—	$1,857,391	$1,860,918

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2024 is as follows:

Transfers to separate accounts	$307,303
Transfers from separate accounts	(228,711)
Net transfers from separate accounts	78,592
Reconciling adjustments:
Administration and policy fees	(23,596)
CARVM adjustment	1
Reinsurance	117,376
Transfers as reported in the statements of operations	$172,373

Information regarding the Separate Accounts of the Company as of December 31, 2023 is as follows:

2023	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$—	$—	$22,593	$22,593
Reserves
For accounts with assets at:
At fair value	—	3,986	—	1,795,254	1,799,240
By withdrawal characteristics
With MV adjustment	—	3,986	—	—	3,986
At fair value	—	—	—	1,747,247	1,747,247
Not subject to discretionary withdrawal	—	—	—	48,007	48,007
Total	$—	$3,986	$—	$1,795,254	$1,799,240

The accompanying notes are an integral part of these financial statements	Page 68

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2023 is as follows:

Transfers to separate accounts	$22,593
Transfers from separate accounts	(208,547)
Net transfers from separate accounts	(185,954)
Reconciling adjustments:
Administration and policy fees	(24,724)
CARVM adjustment	(463)
Reinsurance	117,057
Transfers as reported in the statements of operations	$(94,084)

18. RECONCILIATION TO ANNUAL STATEMENT

Subsequent to the filing of the Company's Annual Statement in February 2025 and prior to the issuance of the Company's audited financial statements as of and for the year ended December 31, 2024, the Company identified and reclassified balances related to the cash flows which effectively decreased net cash from operations and increased net cash from financing. A reinsurance receivable and payable presentation correction was also discovered which increased receivable and payable balances on the balance sheet with no impact on surplus. A summary reconciliation of the Annual Statement balances to the audited financial statements is as follows:

	Net cash from operations	Net cash from investments	Net cash from financing	Net change in cash
As reported in the 2024 statutory annual statement	2,381,118	(11,198,962)	6,822,027	(1,995,817)
2024 Adjustments:
Reinsurance recoverable/payable reclass	(520,566)	—	520,566	—
As reported in the 2024 audited financial statement	1,860,552	(11,198,962)	7,342,593	(1,995,817)

	Capital and Surplus	Net Income (Loss)	Admitted Assets	Liabilities
As reported in the 2024 statutory annual statement	6,155,151	(553,493)	102,043,401	95,888,250
2024 Adjustments:
Reinsurance recoverable/payable reclass	—	—	520,566	520,566
As reported in the 2024 audited financial statement	6,155,151	(553,493)	102,563,967	96,408,816

The accompanying notes are an integral part of these financial statements	Page 69

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Subsequent to the filing of the Company's Annual Statement in February 2024 and prior to the issuance of the Company's audited financial statements as of and for the year ended December 31, 2023, the Company identified and reclassified balances related to the cash flows which effectively decreased net cash from operations and increased net cash from financing. A reinsurance receivable and payable presentation correction was also discovered which increased receivable and payable balances on the balance sheet with no impact on surplus. A summary reconciliation of the Annual Statement balances to the audited financial statements is as follows:

	Net cash from operations	Net cash from investments	Net cash from financing	Net change in cash
As reported in the 2023 statutory annual statement	$3,899,537	$(4,259,608)	$2,706,110	$2,346,039
2023 Adjustments:
Reclass of capital contribution	(100,000)	—	100,000	—
As reported in the 2023 audited financial statement	$3,799,537	$(4,259,608)	$2,806,110	$2,346,039

	Capital and Surplus	Net Income (Loss)	Admitted Assets	Liabilities
As reported in the 2023 statutory annual statement	4,313,973	(771,050)	77,374,759	73,060,786
2023 Adjustments:
Reinsurance recoverable/payable reclass	—	—	559,000	559,000
As reported in the 2023 audited financial statement	4,313,973	(771,050)	77,933,759	73,619,786

The accompanying notes are an integral part of these financial statements	Page 70

SUPPLEMENTARY INFORMATION

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2024

(Dollars in thousands)

Investment income earned
Bonds, term notes and loans	2,735,363
Preferred stocks	5,586
Common stocks	399
Mortgage loans	1,077,491
Premium notes, policy loans and liens	39,663
Cash equivalents and short-term investments	176,902
Other invested assets	286,277
Derivative instruments	3,901
Real Estate Income	3,442
Miscellaneous income	507
Gross investment income	4,329,530

Other long term assets - statement value	$1,939,265

Bonds and short-term investments by maturity and class
By maturity (weighted based on future cashflows) - statement value
Due within one year or less	2,979,802
Over 1 year through 5 years	14,046,544
Over 5 years through 10 years	10,832,044
Over 10 years	11,532,818
Over 20 years	15,915,307
No Maturity Date	207,281
Total by maturity	55,513,796

By class - statement value
Class 1	$38,221,235
Class 2	15,384,352
Class 3	1,211,001
Class 4	423,505
Class 5	241,491
Class 6	32,212
Total by class	$55,513,796

Total bonds publicly traded	$25,564,940
Total bonds privately traded	29,948,855
Total	$55,513,795

The accompanying notes are an integral part of these financial statements	Page 72

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2024

(Dollars in thousands)

Mortgage loans on real estate (book value including nonadmitted portion):
Commercial mortgages	$12,683,089
Residential mortgages	9,061,095
Total	$21,744,184

Mortgage loans on real estate by standing (book value):
Good standing	$21,667,392
Interest overdue more than 90 days, not in foreclosure	26,417
In process of foreclosure	50,375
Total	$21,744,184

Collateral loans	$566,846

Stock of parents, subsidiaries, and affiliates (book value including nonadmitted portion) - common stock	$4,860,194

Preferred stocks - statement value	$145,123

Common stocks - market value	$4,868,434

Options, caps & floors owned - statement value	$307,377

Short-term investments—book value	$234,869
Cash equivalents - book value	2,288,157
Cash on deposit	204,889
Total	$2,727,915

The accompanying notes are an integral part of these financial statements	Page 73

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2024

(Dollars in thousands)

Life insurance in force
Ordinary life	$2,520,365
Group life	$102,016

Amount of accidental death insurance in force under ordinary policies	$269

Life insurance policies with disability provisions in force
Ordinary life	$985,205
Group life	$11

Supplementary contracts in force
Ordinary - involving life contingencies
Amount on deposit	$1,984
Amount of income payable	$379

Ordinary - not involving life contingencies
Amount on deposit	$3,965
Amount of income payable	$18,064

Group - involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

Group - not involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

Annuities:
Ordinary
Immediate - amount of income payable	$220,320
Deferred - fully paid account balance	$14,540,626
Deferred - not fully paid account balance	$389,204

Group
Immediate - amount of income payable	$52,588
Deferred - fully paid account balance	$77,298
Deferred - not fully paid account balance	$83,651

Deposit funds and dividend accumulations:
Deposit funds - account balance	$4,197,891
Dividend accumulations - account balance	$7,755

The accompanying notes are an integral part of these financial statements	Page 74

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2024

(Dollars in thousands)

Accident and health insurance - premiums in force:
Ordinary	$—
Group	$—
Other	$172
$172

Claim payments:
Other accident and health -
2024	$892
2023	$594

Claims reserves:
2024	$7,342,515
2023	$6,049,382

The accompanying notes are an integral part of these financial statements	Page 75

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2024

(Dollars in thousands)

Investment Risk Interrogatories

1.	The Company’s admitted assets as reported in the statutory basis statements of admitted assets, liabilities and capital and surplus is $100,387,925 at December 31, 2024.

2.	The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, US Government agency securities and those U.S government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans:

Investment Category	Issuer		Amount	Percentage of Total Admitted Assets
Common Stock	2.01	Forethought Life Insurance Company	$4,017,295	4.0%
Long Term Bonds/Mortgages	2.02	Project Catalyst	960,616	1.0%
Common Stock	2.03	Accordia Life and Annuity Company	706,004	0.7%
Long Term Bonds	2.04	LIGHTNING 2021-1 FINANCING LP	632,395	0.6%
Long Term Bonds	2.05	THUNDERBIRD 2021-1 FINANCING LP	631,399	0.6%
Long Term Bonds/Short-term Bonds	2.06	INTEL CORP	538,170	0.5%
Long Term Bonds/Mortgages	2.07	ACX Prop III, LLC	479,741	0.5%
Long Term Bonds	2.08	KMAC	394,194	0.4%
Long Term Bonds	2.09	CRTBS 2024-1 LLC	386,604	0.4%
Long Term Bonds/Other Invested Assets	2.10	IAH 2020 LLC	375,312	0.4%

3.	The amount and percentage of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

Bonds NAIC Rating		Amount	Percentage of Total Admitted Assets	Preferred Stock NAIC Rating		Amount	Percentage of Total Admitted Assets
3.01	NAIC-1	$38,221,235	38.3%	3.07	P/RP-1	$3,209	—%
3.02	NAIC-2	15,384,352	15.4%	3.08	P/RP-2	63,629	0.1%
3.03	NAIC-3	1,211,001	1.2%	3.09	P/RP-3	78,285	0.1%
3.04	NAIC-4	423,505	0.4%	3.10	P/RP-4	—	—%
3.05	NAIC-5	241,491	0.2%	3.11	P/RP-5	—	—%
3.06	NAIC-6	32,212	—%	3.12	P/RP-6	—	—%
		$55,513,796	55.5%			$145,123	0.2%

4.	Assets held in foreign investments are as follows:

		Amount	Percentage of Total Admitted Assets
4.02	Total admitted assets held in foreign investments	$7,448,490	7.5%
4.03	Foreign-currency-denominated investments	$56,904	0.1%

The accompanying notes are an integral part of these financial statements	Page 76

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2024

(Dollars in thousands)

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
5.01	Countries rated NAIC-1	$7,319,428	7.3%
5.02	Countries rated NAIC-2	110,285	0.1%
5.03	Countries rated NAIC-3 or less	9,222	—%
		$7,438,935	7.4%

6.	Largest foreign investment exposure to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC-1
6.01 Cayman Islands	$4,167,124	4.2%
6.02 United Kingdom	773,983	0.8%
Countries rated NAIC-2
6.03 Italy	102,681	0.1%
6.04 Panama	7,605	—%
Countries rated NAIC-3
6.05 Liberia	6,761	—%
6.06 Barbados	2,461	—%
	$5,060,615	5.1%

7-9.	Assets held in unhedged foreign currency exposure are less than 2.5% of the Company’s total admitted assets.

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

The accompanying notes are an integral part of these financial statements	Page 77

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2024

(Dollars in thousands)

Issuer		NAIC Rating	Amount	Percentage of Total Admitted Assets
10.01	FDF 2018-4A	1	$238,314	0.2%
10.02	HSBC HOLDINGS PLC	1 & 2	151,622	0.2%
10.03	ANCHF 2018-6A	1	146,193	0.1%
10.04	UBS GROUP AG	1	132,215	0.1%
10.05	ENEL FINANCE INTL NV	2	118,893	0.1%
10.06	ANCHF 2015-2A	1	113,337	0.1%
10.07	ANCHF 2020-10A	1	109,248	0.1%
10.08	COMMONWEALTH BANK AUST	1	106,511	0.1%
10.09	ANCHF 2019-8A	1	105,850	0.1%
10.10	INTESA SANPAOLO SPA	2	102,681	0.1%

11.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

12.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’ total admitted assets.

13.	Assets held in equity interests:

Issuer		Amount	Percentage of Total Admitted Assets
13.02	Forethought Life Insurance Company	$4,017,295	4.0%
13.03	Accordia Life and Annuity Company	706,004	0.7%
13.04	DCIF - CWA Delaware	276,109	0.3%
13.05	First Allmerica Financial Life Insurance Company	136,895	0.1%
13.06	DCIF CWA - Lux B	66,182	0.1%
13.07	CITIGROUP INC	46,913	—%
13.08	GOLDMAN SACHS GROUP INC	31,371	—%
13.09	350 Ellis REO	29,656	—%
13.10	PNC FINANCIAL SERVICES GROUP INC	27,370	—%
13.11	CRE WAPELLO TAX	25,292	—%

14.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

15.	Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

The accompanying notes are an integral part of these financial statements	Page 78

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2024

(Dollars in thousands)

16.	With respect to mortgage loans reported in Schedule B, the Company’s ten largest aggregate mortgage interests are as follows:

	Type	Amount	Percentage of Total Admitted Assets
16.02	Residential	$285,647	0.3%
16.03	Commercial	272,176	0.3%
16.04	Commercial	204,059	0.2%
16.05	Commercial	189,887	0.2%
16.06	Commercial	186,957	0.2%
16.07	Residential	185,872	0.2%
16.08	Commercial	184,632	0.2%
16.09	Commercial	184,108	0.2%
16.10	Commercial	182,587	0.2%
16.11	Residential	179,463	0.2%

Amounts and percentages of the Company’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
16.11	Construction loans	—	0.0%
16.12	Mortgage loans over 90 days past due	26,417	0.0%
16.13	Mortgage loans in the process of foreclosure	50,376	0.1%
16.14	Mortgage loans foreclosed	—	0.0%
16.15	Restructured mortgage loans	—	0.0%

17.	Aggregate mortgage loans have the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan to Value	Commercial Amount	Residential Amount	Agricultural Amount	Percentage of Total Admitted Assets
17.01	above 95%	2,429,464	1,062,463	—	3.5%
17.02	91 to 95%	—	6,788	—	—%
17.03	81 to 90%	—	350,484	—	0.4%
17.04	71 to 80%	1,047,727	2,633,648	—	3.7%
17.05	below 70%	9,205,898	5,007,713	—	14.2%

18.	Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5% of the Company’s total admitted assets.

19.	Assets held in mezzanine real estate loans are less than 2.5% of the Company’s total admitted assets.

The accompanying notes are an integral part of these financial statements	Page 79

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2024

(Dollars in thousands)

20.	The Company did not have any securities lending, repurchase, reverse repurchase, dollar repurchase and dollar reverse repurchase agreements.

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants attached to other financial instruments, options, caps and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
21.01	Hedging	$422,214	0.4%	$(114,837)	(0.1)%
21.02	Income generation	—	—%	—	—%
21.03	Other	—	—%	—	—%
		$422,214	0.4%	$(114,837)	(0.1)%

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps and forwards:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
22.01	Hedging	74,812	0.1%	$71,074	$79,504	$73,539
22.02	Income generation	—	—%	—	—	—
22.03	Replications	—	—%	—	—	—
22.04	Other	—	—%	—	—	—

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for future contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
23.01	Hedging	$28,343	—%	$4,710	$5,673	$27,806
23.02	Income generation	—	—%	—	—	—
23.03	Replications	—	—%	—	—	—
23.04	Other	—	—%	—	—	—

The accompanying notes are an integral part of these financial statements	Page 80

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Summary Investment Schedule

December 31, 2024

(Dollars in thousands)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
Long Term Bonds:
U.S. governments	2,367,823	2.69%	2,367,823	2.69%
All other governments	143,846	0.16%	143,846	0.16%
U.S. states, territories and possessions, etc. guaranteed	262,899	0.30%	262,899	0.30%
U.S. political subdivisions of states, territories, and possessions, guaranteed	161,856	0.18%	161,856	0.18%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	3,401,736	3.87%	3,401,736	3.87%
Industrial and miscellaneous	37,637,390	42.77%	37,637,390	42.77%
Hybrid securities	165,151	0.19%	165,151	0.19%
Parent, subsidiaries and affiliates	10,980,784	12.48%	10,980,784	12.48%
SVO identified funds	207,281	0.24%	207,281	0.24%
Unaffiliated Bank loans	138,051	0.16%	138,051	0.16%
Total long-term bonds	55,466,817	63.04%	55,466,817	63.04%
Preferred Stocks:
Industrial and miscellaneous (Unaffiliated)	145,123	0.16%	145,123	0.16%
Total preferred stocks	145,123	0.16%	145,123	0.16%
Common Stocks:
Industrial and miscellaneous Other (Unaffiliated)	8,240	0.01%	8,240	0.01%
Parent, subsidiaries and affiliates Other	4,860,194	5.52%	4,860,194	5.52%
Total common stocks	4,868,434	5.53%	4,868,434	5.53%
Mortgage Loans:
Residential mortgages	9,061,095	10.30%	9,061,095	10.30%
Commercial mortgages	11,601,684	13.18%	11,601,684	13.19%
Mezzanine real estate loans	1,081,405	1.23%	1,081,405	1.23%
Total mortgage loans	21,744,184	24.71%	21,744,184	24.71%
Real Estate:
Properties occupied by company	—	—%	—	—%
Properties held for production of income	34,650	0.04%	34,650	0.04%
Properties held for sale	—	—%	—	—%
Total real estate	34,650	0.04%	34,650	0.04%
Cash	204,888	0.23%	204,889	0.23%
Cash equivalents	2,288,157	2.60%	2,288,157	2.60%
Short-term investments	234,869	0.27%	234,869	0.27%
Contract loans	574,788	0.65%	574,788	0.65%
Derivatives	505,885	0.57%	488,091	0.55%
Other invested assets	1,882,878	2.14%	1,882,878	2.14%
Receivables for securities	56,387	0.06%	56,387	0.06%
Total invested assets	88,007,062	100.00%	87,989,267	100.00%

* Gross investment holdings as valued in compliance with the NAIC Accounting Practices and Procedures Manual

The accompanying notes are an integral part of these financial statements	Page 81

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2024

(Dollars in thousands)

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply: _____7____

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☒ No ☐ N/A ☐

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☐

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;

b.	Provisions that permit settlements to be made less frequently than quarterly;

c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

e.

Yes ☐ No ☒

The accompanying notes are an integral part of these financial statements	Page 82

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2024

(Dollars in thousands)

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒

5.	Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

The accompanying notes are an integral part of these financial statements	Page 83